SEC. File Nos. 333-138648

811-21981

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 27

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 29

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Steven I. Koszalka, Secretary

American Funds Target Date Retirement Series

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, California 90071-3132

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on April 7, 2017, pursuant to paragraph (b) of Rule 485.

American Funds Target Date Retirement Series® Prospectus April 7, 2017

Class	A	C	T	F-1	F-2	F-3	R-1
American Funds 2060 Target Date Retirement Fund®	AANTX	CCKTX	TDSSX	FAWTX	FBKTX	FCKTX	RANTX
American Funds 2055 Target Date Retirement Fund®	AAMTX	CCJTX	TDFWX	FAJTX	FBJTX	FCJTX	RAMTX
American Funds 2050 Target Date Retirement Fund®	AALTX	CCITX	TDFYX	FAITX	FBITX	DITFX	RAITX
American Funds 2045 Target Date Retirement Fund®	AAHTX	CCHTX	TDFUX	FATTX	FBHTX	FCHTX	RAHTX
American Funds 2040 Target Date Retirement Fund®	AAGTX	CCGTX	TDFOX	FAUTX	FBGTX	FCGTX	RAKTX
American Funds 2035 Target Date Retirement Fund®	AAFTX	CCFTX	TDFHX	FAQTX	FBFTX	FDFTX	RAFTX
American Funds 2030 Target Date Retirement Fund®	AAETX	CCETX	TDFMX	FAETX	FBETX	FCETX	RAETX
American Funds 2025 Target Date Retirement Fund®	AADTX	CCDTX	TDLMX	FAPTX	FBDTX	FDDTX	RADTX
American Funds 2020 Target Date Retirement Fund®	AACTX	CCCTX	TDAMX	FAOTX	FBCTX	FCCTX	RACTX
American Funds 2015 Target Date Retirement Fund®	AABTX	CCBTX	TDQMX	FAKTX	FBBTX	FDBTX	RAJTX
American Funds 2010 Target Date Retirement Fund®	AAATX	CCATX	TDMMX	FAATX	FBATX	DJTFX	RAATX

Class	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
American Funds 2060 Target Date Retirement Fund®	RBNTX	RBENX	RCNTX	RDKTX	RHKTX	REMTX	RFUTX
American Funds 2055 Target Date Retirement Fund®	RBMTX	RBEMX	RCMTX	RDJTX	RHJTX	REKTX	RFKTX
American Funds 2050 Target Date Retirement Fund®	RBITX	RBHEX	RCITX	RDITX	RHITX	REITX	RFITX
American Funds 2045 Target Date Retirement Fund®	RBHTX	RBHHX	RCHTX	RDHTX	RHHTX	REHTX	RFHTX
American Funds 2040 Target Date Retirement Fund®	RBKTX	RBEKX	RCKTX	RDGTX	RHGTX	REGTX	RFGTX
American Funds 2035 Target Date Retirement Fund®	RBFTX	RBEFX	RCFTX	RDFTX	RHFTX	REFTX	RFFTX
American Funds 2030 Target Date Retirement Fund®	RBETX	RBEEX	RCETX	RDETX	RHETX	REETX	RFETX
American Funds 2025 Target Date Retirement Fund®	RBDTX	RBEDX	RCDTX	RDDTX	RHDTX	REDTX	RFDTX
American Funds 2020 Target Date Retirement Fund®	RBCTX	RBEHX	RCCTX	RDCTX	RHCTX	RECTX	RRCTX
American Funds 2015 Target Date Retirement Fund®	RBJTX	RBEJX	RCJTX	RDBTX	RHBTX	REJTX	RFJTX
American Funds 2010 Target Date Retirement Fund®	RBATX	RBEAX	RCATX	RDATX	RHATX	REATX	RFTTX

Table of contents

Summaries:

American Funds 2060 Target Date Retirement Fund 1

American Funds 2055 Target Date Retirement Fund 7

American Funds 2050 Target Date Retirement Fund 13

American Funds 2045 Target Date Retirement Fund 19

American Funds 2040 Target Date Retirement Fund 25

American Funds 2035 Target Date Retirement Fund 31

American Funds 2030 Target Date Retirement Fund 37

American Funds 2025 Target Date Retirement Fund 43

American Funds 2020 Target Date Retirement Fund 49

American Funds 2015 Target Date Retirement Fund 55

American Funds 2010 Target Date Retirement Fund 61

Investment objectives, strategies and risks 67

Information regarding the underlying funds 72

Management and organization 79

Shareholder information 81

Purchase, exchange and sale of shares 82

How to sell shares 84

Distributions and taxes 85

Choosing a share class  86

Sales charges 86

Sales charge reductions and waivers 88

Rollovers from retirement plans to IRAs 91

Plans of distribution 92

Other compensation to dealers 92

Fund expenses 93

Financial highlights 94

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Funds 2060 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.21%	1.00%	0.25%	0.22%	none	none	0.91%
Other expenses	0.35	0.32	0.27[2]	0.18	0.42%	0.31%[2]	0.36
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	0.97	1.73	0.93	0.81	0.83	0.72	1.68
Expense reimbursement[3]	0.21	0.17	0.11	0.06	0.27	0.25	0.19
Total annual fund operating expenses after expense reimbursement	0.76	1.56	0.82	0.75	0.56	0.47	1.49

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.58%	0.50%	0.25%	none	none	none
Other expenses	0.57	0.35	0.39	0.29	0.24%	0.22%	0.19%
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	1.73	1.34	1.30	0.95	0.65	0.63	0.60
Expense reimbursement[3]	0.17	0.11	0.17	0.14	0.03	0.12	0.14
Total annual fund operating expenses after expense reimbursement	1.56	1.23	1.13	0.81	0.62	0.51	0.46

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2  Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 648	$ 259	$ 332	$ 77	$ 57	$ 48	$ 152	$ 159	$ 125
3 years	847	528	528	253	238	205	511	528	414
5 years	1,061	923	741	444	434	376	895	923	724
10 years	1,678	2,027	1,354	996	1,000	871	1,971	2,027	1,603

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 115	$ 83	$ 63	$ 52	$ 47		1 year	$ 159
3 years	395	289	205	190	178		3 years	528
5 years	697	512	359	339	321		5 years	923
10 years	1,553	1,154	808	775	737		10 years	2,027

1     American Funds Target Date Retirement Series / Prospectus

Portfolio turnover The fund pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     2

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

3     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     4

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2055+ Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	3/27/2015	1.83%	–0.06%
– After taxes on distributions		1.31	–0.44
– After taxes on distributions and sale of fund shares		1.52	–0.02

Share classes	Inception date	1 year	Lifetime
C	3/27/2015	6.15%	2.60%
F-1	3/27/2015	8.10	3.46
F-2	3/27/2015	8.20	3.61
R-1	3/27/2015	7.26	2.94
R-2	3/27/2015	7.24	2.67
R-2E	3/27/2015	7.56	3.16
R-3	3/27/2015	7.65	3.02
R-4	3/27/2015	8.00	3.38
R-5E	11/20/2015	8.14	5.34
R-5	3/27/2015	8.29	3.65
R-6	3/27/2015	8.41	3.72

Indexes	1 year	Lifetime (from Class A inception)
S&P Target Date Through 2060+ Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	10.24%	3.49%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	7.08
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	–2.95
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	0.96
Lipper Mixed-Asset Target 2055+ Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	8.00	2.12

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

5     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	2 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	2 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	2 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	2 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	2 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	2 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     6

American Funds 2055 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.22%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.14	0.14	0.14[2]	0.14	0.13%	0.04%[2]	0.18
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	0.77	1.55	0.80	0.80	0.54	0.45	1.59
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.77	1.55	0.80	0.80	0.54	0.44	1.59

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.38	0.22	0.21	0.15	0.17%	0.09%	0.04%
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	1.54	1.23	1.12	0.81	0.58	0.50	0.45

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2  Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 649	$ 258	$ 330	$ 82	$ 55	$ 45	$ 162	$ 157	$ 125
3 years	807	490	499	255	173	143	502	486	390
5 years	978	845	683	444	302	251	866	839	676
10 years	1,474	1,845	1,215	990	677	566	1,889	1,834	1,489

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 114	$ 83	$ 59	$51	$46		1 year	$158
3 years	356	259	186	160	144		3 years	490
5 years	617	450	324	280	252		5 years	845
10 years	1,363	1,002	726	628	567		10 years	1,845

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

7     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     8

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

9     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     10

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2055+ Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2010	1.75%	9.86%	8.89%
– After taxes on distributions		1.04	9.04	8.03
– After taxes on distributions and sale of fund shares		1.64	7.69	6.90

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	6.17%	N/A	4.15%
F-1	2/21/2014	8.00	N/A	4.94
F-2	2/21/2014	8.22	N/A	5.16
R-1	2/1/2010	7.16	10.27%	8.95
R-2	2/1/2010	7.21	10.36	9.03
R-2E	8/29/2014	7.53	N/A	3.15
R-3	2/1/2010	7.64	10.78	9.43
R-4	2/1/2010	7.93	11.12	9.78
R-5E	11/20/2015	8.17	N/A	5.36
R-5	2/1/2010	8.34	11.45	10.12
R-6	2/1/2010	8.30	11.50	10.16

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2055 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	10.24%	10.98%	10.00%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	13.37
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	3.68
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	3.47
Lipper Mixed-Asset Target 2055+ Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	8.00	N/A	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

11     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	7 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	7 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	7 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     12

American Funds 2050 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.22%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.13	0.13	0.13[2]	0.13	0.12%	0.03%[2]	0.16
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	0.76	1.54	0.79	0.79	0.53	0.44	1.57
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.76	1.54	0.79	0.79	0.53	0.43	1.57

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.21	0.20	0.13	0.17%	0.08%	0.02%
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	1.53	1.22	1.11	0.79	0.58	0.49	0.43

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2  Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 648	$ 257	$ 329	$ 81	$ 54	$ 44	$ 160	$ 156	$ 124
3 years	804	486	496	252	170	140	496	483	387
5 years	973	839	678	439	296	245	855	834	670
10 years	1,463	1,834	1,203	978	665	554	1,867	1,824	1,477

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 113	$ 81	$ 59	$ 50	$ 44		1 year	$ 157
3 years	353	252	186	157	138		3 years	486
5 years	612	439	324	274	241		5 years	839
10 years	1,352	978	726	616	542		10 years	1,834

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

13     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     14

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

15     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     16

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2050 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	1.75%	9.84%	5.00%
– After taxes on distributions		0.96	8.94	4.14
– After taxes on distributions and sale of fund shares		1.70	7.68	3.72

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	6.16%	N/A	4.15%
F-1	2/21/2014	7.97	N/A	4.94
F-2	2/21/2014	8.22	N/A	5.19
R-1	2/1/2007	7.11	10.29%	4.81
R-2	2/1/2007	7.11	10.36	4.85
R-2E	8/29/2014	7.52	N/A	3.11
R-3	2/1/2007	7.64	10.81	5.27
R-4	2/1/2007	7.98	11.14	5.61
R-5E	11/20/2015	8.22	N/A	5.36
R-5	2/1/2007	8.26	11.49	5.93
R-6	7/13/2009	8.33	11.52	12.16

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2050 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	10.19%	10.94%	5.10%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2050 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.87	9.46	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

17     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     18

American Funds 2045 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.21%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.13	0.12	0.13[2]	0.12	0.11%	0.03%[2]	0.16
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	0.75	1.53	0.79	0.78	0.52	0.44	1.57
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.75	1.53	0.79	0.78	0.52	0.43	1.57

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.21	0.20	0.13	0.17%	0.08%	0.02%
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	1.53	1.22	1.11	0.79	0.58	0.49	0.43

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2  Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 647	$ 255	$ 329	$ 80	$ 53	$ 44	$ 160	$ 156	$ 124
3 years	801	483	496	249	167	140	496	483	387
5 years	968	834	678	433	291	245	855	834	670
10 years	1,452	1,823	1,203	966	653	554	1,867	1,824	1,477

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 113	$ 81	$ 59	$ 50	$ 44		1 year	$ 155
3 years	353	252	186	157	138		3 years	483
5 years	612	439	324	274	241		5 years	834
10 years	1,352	978	726	616	542		10 years	1,823

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

19     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     20

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

21     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     22

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2045 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	1.68%	9.84%	5.00%
– After taxes on distributions		0.90	8.96	4.19
– After taxes on distributions and sale of fund shares		1.66	7.68	3.73

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	6.09%	N/A	4.10%
F-1	2/21/2014	7.84	N/A	4.91
F-2	2/21/2014	8.15	N/A	5.17
R-1	2/1/2007	7.01	10.26%	4.80
R-2	2/1/2007	7.09	10.36	4.85
R-2E	8/29/2014	7.45	N/A	3.10
R-3	2/1/2007	7.53	10.77	5.26
R-4	2/1/2007	7.93	11.12	5.60
R-5E	11/20/2015	8.07	N/A	5.28
R-5	2/1/2007	8.20	11.47	5.92
R-6	7/13/2009	8.27	11.51	12.15

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2045 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	10.04%	10.84%	5.04%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2045 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.76	9.78	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

23     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     24

American Funds 2040 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.22%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.13	0.12	0.12[2]	0.12	0.11%	0.03%[2]	0.16
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	0.76	1.53	0.78	0.78	0.52	0.44	1.57
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.76	1.53	0.78	0.78	0.52	0.43	1.57

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.20	0.13	0.16%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Total annual fund operating expenses	1.52	1.22	1.11	0.79	0.57	0.48	0.43

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 648	$ 256	$ 328	$ 80	$ 53	$ 44	$ 160	$ 155	$ 124
3 years	804	483	493	249	167	140	496	480	387
5 years	973	834	672	433	291	245	855	829	670
10 years	1,463	1,824	1,192	966	653	554	1,867	1,813	1,477

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 113	$ 81	$ 58	$ 49	$ 44		1 year	$ 156
3 years	353	252	183	154	138		3 years	483
5 years	612	439	318	269	241		5 years	834
10 years	1,352	978	714	604	542		10 years	1,824

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

25     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     26

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

27     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     28

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2040 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	1.59%	9.78%	4.97%
– After taxes on distributions		0.79	8.85	4.15
– After taxes on distributions and sale of fund shares		1.62	7.63	3.71

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	5.96%	N/A	4.05%
F-1	2/21/2014	7.73	N/A	4.80
F-2	2/21/2014	8.05	N/A	5.09
R-1	2/1/2007	6.95	10.20%	4.78
R-2	2/1/2007	6.94	10.29	4.82
R-2E	8/29/2014	7.34	N/A	2.97
R-3	2/1/2007	7.39	10.71	5.24
R-4	2/1/2007	7.82	11.09	5.58
R-5E	11/20/2015	8.04	N/A	5.25
R-5	2/1/2007	8.10	11.40	5.90
R-6	7/27/2009	8.17	11.46	11.00

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2040 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	9.80%	10.66%	5.10%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2040 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.49	9.25	3.93

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

29     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     30

American Funds 2035 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.23%	1.00%	0.25%	0.25%	none	none	0.99%
Other expenses	0.12	0.12	0.12[2]	0.13	0.11%	0.02%[2]	0.16
Acquired (underlying) fund fees and expenses	0.40	0.40	0.40	0.40	0.40	0.40	0.40
Total annual fund operating expenses	0.75	1.52	0.77	0.78	0.51	0.42	1.55
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.75	1.52	0.77	0.78	0.51	0.41	1.55

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.19	0.13	0.16%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.40	0.40	0.40	0.40	0.40	0.40	0.40
Total annual fund operating expenses	1.51	1.21	1.09	0.78	0.56	0.47	0.42

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 647	$ 255	$ 327	$ 80	$ 52	$ 42	$ 158	$ 154	$ 123
3 years	801	480	490	249	164	134	490	477	384
5 years	968	829	667	433	285	234	845	824	665
10 years	1,452	1,813	1,180	966	640	529	1,845	1,802	1,466

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 111	$ 80	$ 57	$ 48	$ 43		1 year	$ 155
3 years	347	249	179	151	135		3 years	480
5 years	601	433	313	263	235		5 years	829
10 years	1,329	966	701	591	530		10 years	1,813

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

31     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     32

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

33     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     34

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2035 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	1.49%	9.63%	4.91%
– After taxes on distributions		0.70	8.69	4.05
– After taxes on distributions and sale of fund shares		1.55	7.50	3.65

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	5.83%	N/A	4.00%
F-1	2/21/2014	7.67	N/A	4.79
F-2	2/21/2014	7.89	N/A	5.05
R-1	2/1/2007	6.80	10.06%	4.72
R-2	2/1/2007	6.92	10.15	4.77
R-2E	8/29/2014	7.13	N/A	2.94
R-3	2/1/2007	7.31	10.57	5.18
R-4	2/1/2007	7.65	10.92	5.52
R-5E	11/20/2015	7.86	N/A	5.16
R-5	2/1/2007	7.94	11.24	5.83
R-6	7/13/2009	8.00	11.31	12.02

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2035 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	9.48%	10.38%	5.07%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2035 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.34	9.23	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

35     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     36

American Funds 2030 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.23%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.12	0.12	0.12[2]	0.12	0.11%	0.02%[2]	0.16
Acquired (underlying) fund fees and expenses	0.39	0.39	0.39	0.39	0.39	0.39	0.39
Total annual fund operating expenses	0.74	1.51	0.76	0.76	0.50	0.41	1.55
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.74	1.51	0.76	0.76	0.50	0.40	1.55

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.20	0.19	0.13	0.16%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.39	0.39	0.39	0.39	0.39	0.39	0.39
Total annual fund operating expenses	1.50	1.19	1.08	0.77	0.55	0.46	0.41

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 646	$ 254	$ 326	$ 78	$ 51	$ 41	$ 158	$ 153	$ 121
3 years	798	477	487	243	160	131	490	474	378
5 years	963	824	662	422	280	229	845	818	654
10 years	1,441	1,802	1,169	942	628	517	1,845	1,791	1,443

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 110	$ 79	$ 56	$ 47	$ 42		1 year	$ 154
3 years	343	246	176	148	132		3 years	477
5 years	595	428	307	258	230		5 years	824
10 years	1,317	954	689	579	518		10 years	1,802

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

37     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     38

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

39     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     40

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2030 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	1.10%	9.45%	4.86%
– After taxes on distributions		0.31	8.47	4.00
– After taxes on distributions and sale of fund shares		1.29	7.34	3.61

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	5.46%	N/A	3.86%
F-1	2/21/2014	7.35	N/A	4.65
F-2	2/21/2014	7.59	N/A	4.92
R-1	2/1/2007	6.46	9.89%	4.68
R-2	2/1/2007	6.53	9.97	4.72
R-2E	8/29/2014	6.90	N/A	2.77
R-3	2/1/2007	6.98	10.39	5.14
R-4	2/1/2007	7.34	10.74	5.48
R-5E	11/20/2015	7.48	N/A	4.99
R-5	2/1/2007	7.64	11.10	5.80
R-6	7/13/2009	7.71	11.14	11.92

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2030 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	9.08%	9.94%	5.04%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2030 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.04	8.50	3.99

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

41     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     42

American Funds 2025 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.13	0.12	0.12[2]	0.12	0.11%	0.02%[2]	0.16
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.74	1.49	0.74	0.74	0.48	0.39	1.53
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.74	1.49	0.74	0.74	0.48	0.38	1.53

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.36	0.21	0.19	0.13	0.16%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	1.48	1.18	1.06	0.75	0.53	0.44	0.39

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 646	$ 252	$ 324	$ 76	$ 49	$ 39	$ 156	$ 151	$ 120
3 years	798	471	481	237	154	124	483	468	375
5 years	963	813	651	411	269	218	834	808	649
10 years	1,441	1,779	1,145	918	604	492	1,824	1,768	1,432

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 108	$ 77	$ 54	$ 45	$ 40		1 year	$ 152
3 years	337	240	170	141	125		3 years	471
5 years	585	417	296	246	219		5 years	813
10 years	1,294	930	665	555	493		10 years	1,779

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

43     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     44

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

45     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

American Funds Target Date Retirement Series / Prospectus     46

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2025 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	0.84%	8.72%	4.49%
– After taxes on distributions		0.10	7.76	3.59
– After taxes on distributions and sale of fund shares		1.06	6.73	3.28

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	5.19%	N/A	3.52%
F-1	2/21/2014	6.89	N/A	4.27
F-2	2/21/2014	7.24	N/A	4.57
R-1	2/1/2007	6.15	9.17%	4.32
R-2	2/1/2007	6.16	9.25	4.36
R-2E	8/29/2014	6.49	N/A	2.48
R-3	2/1/2007	6.55	9.65	4.77
R-4	2/1/2007	6.91	10.01	5.11
R-5E	11/20/2015	7.13	N/A	4.89
R-5	2/1/2007	7.21	10.36	5.42
R-6	7/13/2009	7.36	10.40	11.34

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2025 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	8.48%	9.34%	4.91%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2025 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	6.33	7.88	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

47     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     48

American Funds 2020 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.13	0.12	0.12[2]	0.13	0.11%	0.02%[2]	0.16
Acquired (underlying) fund fees and expenses	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Total annual fund operating expenses	0.72	1.47	0.72	0.73	0.46	0.37	1.51
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.72	1.47	0.72	0.73	0.46	0.36	1.51

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.20	0.19	0.13	0.16%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Total annual fund operating expenses	1.47	1.15	1.04	0.73	0.51	0.42	0.37

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 644	$ 250	$ 322	$ 75	$ 47	$ 37	$ 154	$ 150	$ 117
3 years	792	465	474	233	148	118	477	465	365
5 years	953	803	641	406	258	207	824	803	633
10 years	1,418	1,757	1,122	906	579	467	1,802	1,757	1,398

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 106	$ 75	$ 52	$ 43	$ 38		1 year	$ 150
3 years	331	233	164	135	119		3 years	465
5 years	574	406	285	235	208		5 years	803
10 years	1,271	906	640	530	468		10 years	1,757

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

49     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who plan to retire in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     50

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

51     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

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Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2020 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	0.62%	7.30%	4.00%
– After taxes on distributions		–0.11	6.40	3.09
– After taxes on distributions and sale of fund shares		0.89	5.57	2.87

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	4.93%	N/A	3.47%
F-1	2/21/2014	6.78	N/A	4.24
F-2	2/21/2014	6.93	N/A	4.49
R-1	2/1/2007	5.96	7.74%	3.84
R-2	2/1/2007	5.95	7.82	3.88
R-2E	8/29/2014	6.31	N/A	2.49
R-3	2/1/2007	6.38	8.24	4.29
R-4	2/1/2007	6.66	8.57	4.62
R-5E	11/20/2015	6.91	N/A	4.89
R-5	2/1/2007	6.99	8.91	4.93
R-6	7/13/2009	7.05	8.95	10.27

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2020 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.83%	8.49%	4.70%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2020 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	5.58	6.86	4.07

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

53     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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American Funds 2015 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.13	0.13	0.12[2]	0.13	0.11%	0.02%[2]	0.16
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	0.70	1.46	0.70	0.71	0.44	0.35	1.49
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.70	1.46	0.70	0.71	0.44	0.34	1.49

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.21	0.20	0.13	0.16%	0.07%	0.02%
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	1.45	1.14	1.03	0.71	0.49	0.40	0.35

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2  Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 642	$ 249	$ 320	$ 73	$ 45	$ 35	$ 152	$ 148	$ 116
3 years	786	462	468	227	141	112	471	459	362
5 years	942	797	630	395	246	196	813	792	628
10 years	1,395	1,746	1,099	883	555	442	1,779	1,735	1,386

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 105	$ 73	$ 50	$ 41	$ 36		1 year	$ 149
3 years	328	227	157	128	113		3 years	462
5 years	569	395	274	224	197		5 years	797
10 years	1,259	883	616	505	443		10 years	1,746

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

55     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who have retired in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     56

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

57     American Funds Target Date Retirement Series / Prospectus

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

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Management — The investment adviser to the fund and to the underlying funds actively manages the underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2015 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	0.95%	6.39%	3.84%
– After taxes on distributions		0.18	5.31	2.79
– After taxes on distributions and sale of fund shares		1.05	4.82	2.71

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	5.42%	N/A	3.29%
F-1	2/21/2014	7.18	N/A	4.07
F-2	2/21/2014	7.50	N/A	4.33
R-1	2/1/2007	6.27	6.83%	3.68
R-2	2/1/2007	6.37	6.90	3.73
R-2E	8/29/2014	6.79	N/A	2.40
R-3	2/1/2007	6.83	7.32	4.13
R-4	2/1/2007	7.23	7.67	4.47
R-5E	11/20/2015	7.40	N/A	5.41
R-5	2/1/2007	7.59	7.98	4.79
R-6	7/13/2009	7.55	8.04	9.51

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2015 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	7.05%	7.57%	4.69%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2015 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	5.51	5.94	3.77

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

59     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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American Funds 2010 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity income and balanced funds as it passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 88 of the prospectus and on page 90 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.14	0.13	0.13[2]	0.13	0.12%	0.03%[2]	0.17
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	0.71	1.46	0.71	0.71	0.45	0.36	1.50
Expense reimbursement	–	–	–	–	–	0.01[3]	–
Total annual fund operating expenses after expense reimbursement	0.71	1.46	0.71	0.71	0.45	0.35	1.50

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.37	0.21	0.20	0.13	0.17%	0.08%	0.02%
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	1.45	1.14	1.03	0.71	0.50	0.41	0.35

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2  Based on estimated amounts for the current fiscal year.

3  The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 643	$ 249	$ 321	$ 73	$ 46	$ 36	$ 153	$ 148	$ 116
3 years	789	462	471	227	144	115	474	459	362
5 years	947	797	635	395	252	201	818	792	628
10 years	1,407	1,746	1,110	883	567	455	1,791	1,735	1,386

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 105	$ 73	$ 51	$ 42	$ 36		1 year	$ 149
3 years	328	227	160	132	113		3 years	462
5 years	569	395	280	230	197		5 years	797
10 years	1,259	883	628	518	443		10 years	1,746

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

61     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth-and-income funds, equity-income funds and a balanced fund and bond funds. The fund categories represent differing investment objectives. For example, growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments. The fund is designed for investors who have retired in, or close to, the year designated in the fund’s name.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage the fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, the fund’s investment allocation will not evolve beyond that which is in effect at that time.

The following chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the fund’s target allocations as of January 1, 2017.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth-and-income funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the fund and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

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Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

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Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

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Management — The investment adviser to the fund and to the underlying funds actively manages the underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index represents a portion of the equity securities in the U.S. in which certain underlying funds may invest. The MSCI® All Country World ex USA Index represents a portion of the equity securities outside the U.S. in which certain underlying funds may invest. The Bloomberg Barclays U.S. Aggregate Index represents a portion of the fixed-income securities in which certain underlying funds may invest. The Lipper Mixed-Asset Target 2010 Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
A – Before taxes	2/1/2007	1.08%	5.57%	3.61%
– After taxes on distributions		0.37	4.38	2.44
– After taxes on distributions and sale of fund shares		1.04	4.10	2.47

Share classes	Inception date	1 year	5 years	Lifetime
C	2/21/2014	5.34%	N/A	3.18%
F-1	2/21/2014	7.17	N/A	3.95
F-2	2/21/2014	7.42	N/A	4.21
R-1	2/1/2007	6.32	5.99%	3.45
R-2	2/1/2007	6.40	6.08	3.50
R-2E	8/29/2014	6.59	N/A	2.24
R-3	2/1/2007	6.75	6.48	3.90
R-4	2/1/2007	7.13	6.82	4.24
R-5E	11/20/2015	7.39	N/A	5.43
R-5	2/1/2007	7.39	7.12	4.55
R-6	7/13/2009	7.45	7.19	8.96

Indexes	1 year	5 years	Lifetime (from Class A inception)
S&P Target Date Through 2010 Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	6.17%	6.50%	4.56%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.96	14.66	6.79
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50	5.00	0.80
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.65	2.23	4.39
Lipper Mixed-Asset Target 2010 Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	5.51	5.46	3.86

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

65     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board	10 years	Partner – Capital Fixed Income Investors
Alan N. Berro Senior Vice President	10 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	10 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	5 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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Investment objectives, strategies and risks

Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds in the series.

The investment objectives, strategies and risks of each fund are summarized below:

Each fund in the series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. For example, the 2055 Fund, a fund with more years before its target date, will emphasize growth more than a fund closer to its target date such as the 2010 Fund. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in bond, equity-income and balanced funds. In this way, each fund seeks to balance total return and stability over time.

The investment adviser may periodically rebalance or modify the asset mix of the funds and change the underlying fund investments. According to its current investment approach, the investment adviser will continue to manage each fund for approximately thirty years after the fund reaches its target date. Thirty years after its target date, each fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following chart illustrates the current investment approach of each fund by showing how its investment in the various fund categories will change over time. The allocations shown reflect the funds’ target allocations as of January 1, 2017.

The investment adviser anticipates that each fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will continuously monitor the funds and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

Each fund may, from time to time, take temporary defensive positions by holding all, or a significant portion, of its assets in cash, money market instruments, shares of money market funds or other securities that may be deemed appropriate by the fund’s investment adviser.

While it has no present intention to do so, the series’ board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds and a balanced fund, and bond funds. Further, the fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the U.S. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments.

When a fund invests in one or more underlying American Funds, it will invest in Class R-6 shares of such underlying funds. Class R-6 shares have relatively low expenses, which reduce overall fund expenses. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. In addition to investing in a mix of American Funds, each fund may also invest in funds in the American Funds Insurance Series or other funds managed by Capital Research and Management Company and its affiliates, subject to obtaining any necessary regulatory approvals and notifying shareholders in advance.

67     American Funds Target Date Retirement Series / Prospectus

Investments in each fund are subject to risks related to the investment adviser's allocation choices. The selection of the underlying funds and the allocation of the fund's assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to, or in retirement, each fund's equity exposure may result in investment volatility that could reduce an investor's available retirement assets at a time when the investor has a need to withdraw funds. For investors who are further from retirement, there is a risk a fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

The success of each fund will be impacted by the results of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

The average maturities of the securities in which each underlying bond fund invests will vary from short term to long term. The underlying bond funds invest in debt securities using a range of quality standards. For more information, please refer to “Information regarding the underlying funds” section of this prospectus.

An underlying fund may also hold cash or money market instruments. The percentage of an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, an underlying fund may hold all, or a significant portion, of its assets in cash, money market instruments or other securities that may be deemed appropriate by the underlying fund’s investment adviser. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could negatively affect an underlying fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce an underlying fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings

American Funds Target Date Retirement Series / Prospectus     68

are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these

69     American Funds Target Date Retirement Series / Prospectus

countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are certain additional risks associated with the underlying funds’ investment strategies.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

Investing in similar municipal bonds — Investing significantly in municipal obligations of multiple issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the underlying fund’s share price may increase.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which the underlying fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, the underlying fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If the underlying fund is unable to close out a position on a futures contract, the underlying fund would remain subject to the risk of adverse price movements until the underlying fund is able to close out the futures position. The ability of the underlying fund to successfully utilize futures contracts may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the underlying fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, the underlying fund could be exposed to the risk of loss.

Investing in swaps — Swaps, including interest rate swaps and credit default swap indices, or CDX, are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap contract could greatly exceed the initial amount invested. The use of swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to the underlying fund. To the extent the underlying fund enters into a bilaterally negotiated swap transaction, there is a possibility that the counterparty will fail to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the underlying fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the underlying fund’s initial investment. Certain swap transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps, such as CDX, may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the

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creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a swap may result in losses to the underlying fund.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the underlying fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the underlying fund to be more impacted by risks relating to the country, region, industry or sector than a fund without such levels of exposure. For example, if the underlying fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the underlying fund than on a fund that is more geographically diversified.

Fund comparative indexes The investment results tables in this prospectus show how the fund’s average annual total returns compare with various broad measures of market results. The S&P Target Date Style Index series (“Through” variant), a subset of the S&P Target Date Index series, comprises a set of multi-asset-class indexes, each corresponding to a particular target date. The Through variant indexes are based on funds with an asset allocation and glide path that aim to be more sensitive to longevity risk at, and beyond, the retirement date. Each index is fully investable with varying levels of exposure to the asset classes determined during an annual survey process of target date funds’ holdings. The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Mixed-Asset Target Funds indexes are equally weighted indexes of funds that seek to maximize assets for retirement or other purposes with an expected time horizon. The results of the underlying funds in the indexes include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

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Information regarding the underlying funds The investment objectives and principal investment strategies of the underlying funds are summarized below and on the following pages. They should not be construed as an offer to purchase or sell the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds.

Each fund will invest in some, but not all, of the underlying funds listed below. Some underlying funds may not be underlying investments for any fund, while others may serve as underlying investments for multiple funds.

The fund relies on the professional judgment of the investment adviser to the fund and to the underlying funds to make decisions about the underlying fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Underlying funds – Growth funds

AMCAP Fund The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

EuroPacific Growth Fund The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.

Normally the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

The Growth Fund of America The fund’s investment objective is to provide you with growth of capital.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund invests primarily in common stocks of large and mid-capitalization issuers. The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

The New Economy Fund The investment objective of the fund is long-term growth of capital. Current income is a secondary consideration.

The fund seeks to achieve its objectives by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

In pursuing its investment objectives, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The fund also invests in common stocks with the potential to pay dividends. The fund may invest a significant portion of its assets in issuers based outside the United States, including those based in developing countries.

New Perspective Fund The fund’s primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective.

The fund seeks to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships by investing in common stocks of companies located around the world.

In pursuing its primary investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. In pursuing its secondary objective, the fund invests in common stocks of companies with the potential to pay dividends in the future.

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New World Fund The fund’s investment objective is long-term capital appreciation.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

SMALLCAP World Fund The fund’s investment objective is to provide you with long-term growth of capital.

Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

Underlying funds – Growth-and-income funds

American Mutual Fund The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The fund invests primarily in securities of issuers domiciled in the United States and Canada.

The fund’s equity investments are limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the fund are rated investment grade or better or determined by the fund’s investment adviser to be of equivalent quality.

Capital World Growth and Income Fund The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including those based in developing countries.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

73     American Funds Target Date Retirement Series / Prospectus

Fundamental Investors The fund’s investment objective is to achieve long-term growth of capital and income.

The fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the fund may invest significantly in securities of issuers domiciled outside the United States.

International Growth and Income Fund The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are listed primarily on exchanges outside the United States and in cash and cash equivalents and securities held as collateral issued by U.S. issuers. The fund therefore expects to be invested in numerous countries outside the United States.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends.

The Investment Company of America The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks, most of which have a history of paying dividends. The fund’s equity investments are limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield.

The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Washington Mutual Investors Fund The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The fund has an “Eligible List” — based on the Investment Standards and approved by the fund’s board of trustees — of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser is required to select the fund's investments exclusively from the issuers on the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of trustees regarding changes necessary for continued compliance with the fund’s Investment Standards.

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Underlying funds – Equity-income and balanced funds

American Balanced Fund The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income.

The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American Funds Global Balanced Fund This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest at least 40% of its net assets in issuers outside the United States, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States.

The fund’s ability to invest in issuers outside the United States includes investing in emerging markets.

Normally the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally the fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

Capital Income Builder The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The Income Fund of America The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the United States; however, these securities must be denominated in U.S. dollars.

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Underlying funds – Fixed income funds

American Funds Inflation Linked Bond Fund The fund’s investment objective is to provide inflation protection and income consistent with investment in inflation linked securities.

The fund seeks to provide inflation protection and income by investing primarily in inflation linked securities. Normally, at least 80% of the fund’s assets will be invested in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation linked securities that are tied to their own local consumer price index or the CPURNSA.

The fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization (NRSRO). To the extent the fund invests in other debt securities, the fund will invest primarily in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund will invest in debt securities with a wide range of maturities.

The fund may also invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

American Funds Mortgage Fund The fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

American High-Income Trust The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objectives and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The Bond Fund of America The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests a majority of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including U.S. government securities, money market instruments or cash.

The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund invests in debt securities with a wide range of maturities.

The fund may invest in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

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The fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund’s current practice is to invest no more than 10% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”

Capital World Bond Fund The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Under normal market circumstances, the fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund may invest substantially in securities of issuers domiciled outside the United States, including issuers domiciled in developing countries. Normally, the fund will invest substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

Intermediate Bond Fund of America The fund’s investment objective is to provide you with current income consistent with the maturity and quality standards described in its prospectus and preservation of capital.

The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in bonds and other debt securities with quality ratings of A– or better or A3 or better (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

The fund primarily invests in debt securities denominated in U.S. dollars. These include securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

77     American Funds Target Date Retirement Series / Prospectus

Short-Term Bond Fund of America The fund’s investment objective is to provide you with current income, consistent with the maturity and quality standards described in its prospectus, and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents, and may be represented by other investment instruments, including derivatives). The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA– or Aa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined by the fund’s investment adviser to be of equivalent quality.

The fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

U.S. Government Securities Fund The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund invests in debt securities with a wide range of maturities.

The fund may invest in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the funds and other funds, including the underlying American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The total management fees paid by each fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the series’ Investment Advisory and Service Agreement by the series' board of trustees is contained in the series' semi-annual report to shareholders for the fiscal period ended April 30, 2016.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for each fund in the series is available on the American Funds website at americanfunds.com. A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

The Capital SystemSM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of an underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

79     American Funds Target Date Retirement Series / Prospectus

Portfolio management for the series Capital Research and Management Company is the investment adviser to the American Funds Target Date Retirement Series. For each fund in the series, the Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which each fund invests.

The table below shows the investment experience and role in management for each of the series’ investment professionals.

Investment professional	Investment experience	Experience in this series	Role in management of the series
John H. Smet	Investment professional for 35 years in total; 34 years with Capital Research and Management Company or affiliate	10 years	Serves as a member of the Portfolio Oversight Committee
Alan N. Berro	Investment professional for 31 years in total; 26 years with Capital Research and Management Company or affiliate	10 years	Serves as a member of the Portfolio Oversight Committee
Joanna F. Jonsson	Investment professional for 28 years in total; 27 years with Capital Research and Management Company or affiliate	2 years	Serves as a member of the Portfolio Oversight Committee
James B. Lovelace	Investment professional for 35 years, all with Capital Research and Management Company or affiliate	10 years	Serves as a member of the Portfolio Oversight Committee
Wesley K.-S. Phoa	Investment professional for 23 years in total; 18 years with Capital Research and Management Company or affiliate	5 years	Serves as a member of the Portfolio Oversight Committee
Andrew B. Suzman	Investment professional for 24 years, all with Capital Research and Management Company or affiliate	5 years	Serves as a member of the Portfolio Oversight Committee
Bradley J. Vogt	Investment professional for 30 years, all with Capital Research and Management Company or affiliate	5 years	Serves as a member of the Portfolio Oversight Committee

Information regarding the investment professionals’ compensation, their ownership of securities in the series and other accounts they manage is in the statement of additional information.

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Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the series’ statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted, references to Class F shares refer to Class F-1, F-2 and F-3 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The series’ transfer agent, on behalf of the series and American Funds Distributors,® the series’ distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the series and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of each fund in the series is calculated based upon the net asset values of the underlying funds in which each fund invests. The prospectuses for the underlying funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. Futures contracts are valued primarily on the basis of settlement prices. The underlying fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the underlying fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A, C and T shares You may generally open an account and purchase Class A, C and T shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Automatic conversion of C shares Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

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Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares of any of the American Funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares of the American Funds without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

83     American Funds Target Date Retirement Series / Prospectus

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F-1 shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Fund will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Fund generally will be subject to the appropriate sales charge applicable to the other fund. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Generally, Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (including American FundsLine® and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days).

Although payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the series, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the series may be liable for losses due to unauthorized or fraudulent instructions.

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Frequent trading of fund shares The series and American Funds Distributors reserve the right to reject any purchase order for any reason. The funds in the series are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to one or more of the funds and less efficient management of one or more funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the series or American Funds Distributors has determined could involve actual or potential harm to one or more of the funds, may be rejected.

The series’ board determined not to adopt the purchase blocking policy currently employed by the other American Funds. The board made this decision because the nature of the funds does not lend itself to abusive market timing activities. However, American Funds Service Company will monitor for frequent trading in the funds’ shares, and all transactions in fund shares are subject to the right of the series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends, usually in December. Since the fund's distribution of net investment income may exceed its earnings and profits for tax purposes, a portion of the distribution may be classified as a return of capital.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the applicable fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. A fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Return of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost base is zero, return of capital distributions are treated as capital gains. Any taxable dividends and capital gain distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by a fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax advisor for more information.

85     American Funds Target Date Retirement Series / Prospectus

Choosing a share class The funds offer different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of a fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, your investment will be made in Class T shares).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

·  whether you qualify for any reduction or waiver of sales charges (for example, Class A or Class T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

·  whether you want or need the flexibility to effect exchanges among the American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future; and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, to certain registered investment advisors and to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000; and

— Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the fund in which you invest and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

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Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

·  investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds and that continue to be held through fee-based programs; and

·  rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee, Class A shares of the American Funds may be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);

(2) currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the RIA’s policies and system capabilities);

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

87     American Funds Target Date Retirement Series / Prospectus

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class F shares Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series,® American Funds Portfolio SeriesSM, American Funds College Target Date Series® and American Funds Retirement Income Portfolio SeriesSM may also be combined for this purpose. Please see the applicable series’ prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

·  individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

·  SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

·  business accounts solely controlled by you or your immediate family (for example, you own the entire business);

·  trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

·  endowments or foundations established and controlled by you or your immediate family; or

American Funds Target Date Retirement Series / Prospectus     88

·  529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

·  for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

·  made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, as amended (“1940 Act”), excluding the individual-type employee benefit plans described above;

·  for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

·  for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

·  for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

·  for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all share classes of the American Funds (excluding American Funds

89     American Funds Target Date Retirement Series / Prospectus

U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are normally applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not generally eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

American Funds Target Date Retirement Series / Prospectus     90

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

·  in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

·  the following types of transactions, if they do not exceed 12% of the value of an account annually:

—  required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

—  redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee, the contingent deferred sales charge on Class A shares of the American Funds may be waived for bulk conversions to another share class in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Other sales charge waivers Sales charges (including contingent deferred sales charges) may be waived pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee, for transactions requested by financial intermediaries as a result of pending or anticipated regulatory matters that require investor accounts to be moved to a different share class.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions

91     American Funds Target Date Retirement Series / Prospectus

for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may not be available to you depending on the policies and system capabilities of your financial intermediary.

Purchases by certain 403(b) plans A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

·    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

·    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

·    death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems. Investors should consult their financial intermediary for further information.

Plans of distribution Each fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the series’ board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, F-1 and R-4 shares
0.75%	Class R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and positive cash flows, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to .02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s positive cash flows and the quality of the dealer’s relationship with American Funds Distributors. For calendar year 2016, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. These payments may also be made to help defray the costs associated with the dealer firms’ provision of account related services and activities. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

American Funds Target Date Retirement Series / Prospectus     92

Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and American Funds Distributors’ goal that the payment will help facilitate education of the firm’s financial advisors about the American Funds to help the advisors make suitable recommendations and better serve their clients who invest in the funds. The letters generally require the firms to (1) have significant assets invested in the American Funds, (2) perform the due diligence necessary to classify the American Funds as “approved” or “preferred” (or an equivalent) on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide opportunities for their clients to obtain individualized advice, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and develop a business plan to achieve such access, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between the American Funds and the firm’s clients who own shares of the American Funds.

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. For example, some of these expenses may include, but not be limited to, meeting sponsor fees, meeting location fees, and fees to obtain lists of financial advisors to better tailor training and education opportunities.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

Fund expenses To the extent a fund invests in underlying American Funds, it will invest in Class R-6 shares of the underlying funds. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class R-6 shares of the underlying funds.

In periods of market volatility, assets of the funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus also include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.10% of assets
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

93     American Funds Target Date Retirement Series / Prospectus

Financial highlights The Financial Highlights table is intended to help you understand each fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers/reimbursements from Capital Research and Management Company. For more information about these waivers/reimbursements, see footnotes to the Annual Fund Operating Expenses table under “Fees and expenses of the funds” in this prospectus and the series’ annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the series’ financial statements, is included in the statement of additional information, which is available upon request.

American Funds 2060 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$ 9.97	$.13	$ .24	$ .37	$(.07)	$ —[6]	$(.07)	$10.27	3.79%	$38.58%		.35%	.76%	1.35%
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—	—	9.97	(.30)[9]	8	1.11[10]	.42[10]	.83[10]	.80[10]
Class B:
10/31/16	9.97	.11	.26	.37	(.06)	—[6]	(.06)	10.28	3.75[11]	—[12]	.74[11]	.50[11]	.91[11]	1.10[11]
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—	—	9.97	(.30)[9,11]	—[12]	1.08[10,11]	.31[10,11]	.72[10,11]	.82[10,11]
Class C:
10/31/16	9.93	.04	.25	.29	(.04)	—[6]	(.04)	10.18	2.98	5	1.32	1.15	1.56	.38
10/31/15[7,8]	10.00	.01	(.08)	(.07)	—	—	—	9.93	(.70)[9]	1	1.83[10]	1.11[10]	1.52[10]	.15[10]
Class F-1:
10/31/16	9.98	.12	.25	.37	(.06)	—[6]	(.06)	10.29	3.77	—[12]	.41	.34	.75	1.14
10/31/15[7,8]	10.00	.04	(.06)	(.02)	—	—	—	9.98	(.20)[9,11]	—[12]	1.06[10,11]	.25[10,11]	.66[10,11]	.74[10,11]
Class F-2:
10/31/16	9.98	.18	.22	.40	(.08)	—[6]	(.08)	10.30	4.03	1.44		.15	.56	1.80
10/31/15[7,8]	10.00	.07	(.09)	(.02)	—	—	—	9.98	(.20)[9]	—[12]	.90[10]	.17[10]	.58[10]	1.17[10]
Class R-1:
10/31/16	9.97	.04	.26	.30	(.06)	—[6]	(.06)	10.21	3.06[11]	—[12]	1.28[11]	1.08[11]	1.49[11]	.43[11]
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—	—	9.97	(.30)[9,11]	—[12]	1.15[10,11]	.46[10,11]	.87[10,11]	.84[10,11]
Class R-2:
10/31/16	9.93	.03	.27	.30	(.05)	—[6]	(.05)	10.18	3.03	21	1.32	1.15	1.56	.29
10/31/15[7,8]	10.00	.01	(.08)	(.07)	—	—	—	9.93	(.70)[9]	4	1.69[10]	1.06[10]	1.47[10]	.25[10]
Class R-2E:
10/31/16	9.98	.05	.29	.34	(.07)	—[6]	(.07)	10.25	3.47	—[12]	.93	.82	1.23	.53
10/31/15[7,8]	10.00	.05	(.07)	(.02)	—	—	—	9.98	(.20)[9,11]	—[12]	1.18[10,11]	.28[10,11]	.69[10,11]	.81[10,11]
Class R-3:
10/31/16	9.95	.07	.27	.34	(.06)	—[6]	(.06)	10.23	3.44	19.90		.72	1.13	.69
10/31/15[7,8]	10.00	.03	(.08)	(.05)	—	—	—	9.95	(.50)[9]	4	1.17[10]	.67[10]	1.08[10]	.45[10]
Class R-4:
10/31/16	9.97	.10	.27	.37	(.07)	—[6]	(.07)	10.27	3.73	16.55		.40	.81	1.02
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—	—	9.97	(.30)[9]	3	.94[10]	.39[10]	.80[10]	.91[10]
Class R-5E:
10/31/16[7,13]	10.02	.10	.24	.34	(.08)	—[6]	(.08)	10.28	3.41[9]	1	.24[10]	.21[10]	.62[10]	1.01[10]
Class R-5:
10/31/16	9.99	.12	.27	.39	(.07)	—[6]	(.07)	10.31	4.02	8.23		.10	.51	1.22
10/31/15[7,8]	10.00	.06	(.07)	(.01)	—	—	—	9.99	(.10)[9]	1	.74[10]	.11[10]	.52[10]	1.09[10]
Class R-6:
10/31/16	9.99	.13	.28	.41	(.08)	—[6]	(.08)	10.32	4.13	25.20		.05	.46	1.32
10/31/15[7,8]	10.00	.07	(.08)	(.01)	—	—	—	9.99	(.10)[9]	5	.52[10]	.05[10]	.46[10]	1.26[10]

American Funds Target Date Retirement Series / Prospectus     94

American Funds 2055 Target Date Retirement Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$15.86	$.18	$ .39	$ .57	$(.11)	$(.50)	$(.61)	$15.82	3.78%	$268.37%		.36%	.77%	1.20%
10/31/15	16.04	.20	.12	.32	(.13)	(.37)	(.50)	15.86	2.07	196.47		.37	.78	1.23
10/31/14	14.77	.19	1.38	1.57	(.17)	(.13)	(.30)	16.04	10.80	135.48		.38	.78	1.22
10/31/13	12.13	.21	2.72	2.93	(.20)	(.09)	(.29)	14.77	24.68	78.49		.35	.75	1.54
10/31/12	11.14	.18	1.13	1.31	(.16)	(.16)	(.32)	12.13	12.18	38.56		.37	.78	1.59
Class B:
10/31/16	15.81	.13	.38	.51	—[6]	(.50)	(.50)	15.82	3.39[11]	—[12]	.83[11]	.80[11]	1.21[11]	.88[11]
10/31/15	15.97	.10	.13	.23	(.02)	(.37)	(.39)	15.81	1.49[11]	—[12]	1.07[11]	.97[11]	1.38[11]	.63[11]
10/31/14[7,14]	15.17	.03	.77	.80	—	—	—	15.97	5.27[9,11]	—[12]	1.12[10,11]	1.02[10,11]	1.42[10,11]	.25[10,11]
Class C:
10/31/16	15.67	.06	.39	.45	(.04)	(.50)	(.54)	15.58	3.01	21	1.15	1.14	1.55	.37
10/31/15	15.96	.05	.14	.19	(.11)	(.37)	(.48)	15.67	1.25	11	1.25	1.15	1.56	.30
10/31/14[7,14]	15.17	.02	.77	.79	—	—	—	15.96	5.21[9]	2	1.22[10]	1.12[10]	1.52[10]	.15[10]
Class F-1:
10/31/16	15.84	.17	.39	.56	(.12)	(.50)	(.62)	15.78	3.72	1.40		.39	.80	1.14
10/31/15	16.05	.16	.16	.32	(.16)	(.37)	(.53)	15.84	2.03	—[12]	.50	.40	.81	1.04
10/31/14[7,14]	15.17	.11	.77	.88	—	—	—	16.05	5.80[9,11]	—[12]	.43[10,11]	.33[10,11]	.73[10,11]	1.02[10,11]
Class F-2:
10/31/16	15.88	.20	.41	.61	(.14)	(.50)	(.64)	15.85	4.04	1.14		.13	.54	1.31
10/31/15	16.06	.20	.16	.36	(.17)	(.37)	(.54)	15.88	2.29	1.26		.16	.57	1.26
10/31/14[7,14]	15.17	.16	.73	.89	—	—	—	16.06	5.87[9]	—[12]	.30[10]	.20[10]	.60[10]	1.46[10]
Class R-1:
10/31/16	15.55	.06	.38	.44	—	(.50)	(.50)	15.49	2.98	2	1.20	1.18	1.59	.37
10/31/15	15.76	.06	.13	.19	(.03)	(.37)	(.40)	15.55	1.21	2	1.29	1.19	1.60	.41
10/31/14	14.55	.06	1.36	1.42	(.08)	(.13)	(.21)	15.76	9.90	1	1.30	1.20	1.60	.41
10/31/13	11.99	.10	2.70	2.80	(.15)	(.09)	(.24)	14.55	23.81	1	1.27	1.13	1.53	.78
10/31/12	11.05	.09	1.12	1.21	(.11)	(.16)	(.27)	11.99	11.24	—[12]	1.29	1.12	1.53	.75
Class R-2:
10/31/16	15.58	.07	.37	.44	(.01)	(.50)	(.51)	15.51	2.99	175	1.14	1.13	1.54	.43
10/31/15	15.78	.08	.13	.21	(.04)	(.37)	(.41)	15.58	1.35	126	1.19	1.09	1.50	.51
10/31/14	14.57	.08	1.35	1.43	(.09)	(.13)	(.22)	15.78	9.96	86	1.23	1.13	1.53	.50
10/31/13	11.98	.11	2.70	2.81	(.13)	(.09)	(.22)	14.57	23.85	54	1.20	1.06	1.46	.85
10/31/12	11.04	.10	1.11	1.21	(.11)	(.16)	(.27)	11.98	11.30	27	1.29	1.10	1.51	.86
Class R-2E:
10/31/16	15.83	.07	.43	.50	(.14)	(.50)	(.64)	15.69	3.35	4.82		.82	1.23	.43
10/31/15	16.05	.11	.20	.31	(.16)	(.37)	(.53)	15.83	1.98[11]	—[12]	.64[11]	.54[11]	.95[11]	.71[11]
10/31/14[7,15]	13.17	.04	2.84	2.88	—	—	—	16.05	(.37)[9,11]	—[12]	.06[9,11]	.04[9,11]	.44[9,11]	.25[9,11]
Class R-3:
10/31/16	15.72	.13	.38	.51	(.06)	(.50)	(.56)	15.67	3.44	187.73		.71	1.12	.83
10/31/15	15.91	.14	.13	.27	(.09)	(.37)	(.46)	15.72	1.72	121.82		.72	1.13	.86
10/31/14	14.67	.13	1.37	1.50	(.13)	(.13)	(.26)	15.91	10.38	78.85		.75	1.15	.85
10/31/13	12.05	.16	2.71	2.87	(.16)	(.09)	(.25)	14.67	24.30	47.85		.71	1.11	1.17
10/31/12	11.09	.14	1.12	1.26	(.14)	(.16)	(.30)	12.05	11.75	24.92		.73	1.14	1.25
Class R-4:
10/31/16	15.85	.17	.39	.56	(.11)	(.50)	(.61)	15.80	3.73	183.41		.40	.81	1.13
10/31/15	16.03	.18	.14	.32	(.13)	(.37)	(.50)	15.85	2.04	100.51		.41	.82	1.15
10/31/14	14.76	.18	1.39	1.57	(.17)	(.13)	(.30)	16.03	10.81	49.53		.43	.83	1.15
10/31/13	12.13	.20	2.72	2.92	(.20)	(.09)	(.29)	14.76	24.62	25.53		.39	.79	1.48
10/31/12	11.14	.17	1.14	1.31	(.16)	(.16)	(.32)	12.13	12.16	11.58		.39	.80	1.45
Class R-5E:
10/31/16[7,13]	15.95	.15	.36	.51	(.15)	(.50)	(.65)	15.81	3.40[9]	10	.17[10]	.17[10]	.58[10]	1.03[10]
95     American Funds Target Date Retirement Series / Prospectus

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$15.97	$.22	$ .39	$ .61	$(.14)	$(.50)	$(.64)	$15.94	4.06%	$ 87.10%		.09%	.50%	1.41%
10/31/15	16.14	.22	.15	.37	(.17)	(.37)	(.54)	15.97	2.34	46.21		.11	.52	1.40
10/31/14	14.85	.23	1.39	1.62	(.20)	(.13)	(.33)	16.14	11.10	21.23		.13	.53	1.49
10/31/13	12.18	.24	2.74	2.98	(.22)	(.09)	(.31)	14.85	25.09	17.22		.08	.48	1.80
10/31/12	11.18	.22	1.12	1.34	(.18)	(.16)	(.34)	12.18	12.45	7.30		.10	.51	1.90
Class R-6:
10/31/16	15.99	.23	.39	.62	(.15)	(.50)	(.65)	15.96	4.10	255.05		.04	.45	1.51
10/31/15	16.16	.22	.15	.37	(.17)	(.37)	(.54)	15.99	2.37	115.16		.06	.47	1.40
10/31/14	14.86	.22	1.42	1.64	(.21)	(.13)	(.34)	16.16	11.20	35.16		.06	.46	1.41
10/31/13	12.19	.23	2.76	2.99	(.23)	(.09)	(.32)	14.86	25.11	7.17		.04	.44	1.66
10/31/12	11.19	.20	1.15	1.35	(.19)	(.16)	(.35)	12.19	12.48	2.24		.06	.47	1.69

American Funds Target Date Retirement Series / Prospectus     96

American Funds 2050 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.91	$.15	$ .31	$ .46	$(.08)	$(.51)	$(.59)	$12.78	3.76%	$588.37%		.35%	.76%	1.22%
10/31/15	13.12	.17	.10	.27	(.11)	(.37)	(.48)	12.91	2.12	481.45		.35	.76	1.28
10/31/14	12.07	.16	1.13	1.29	(.15)	(.09)	(.24)	13.12	10.83	400.46		.36	.76	1.28
10/31/13	9.92	.17	2.22	2.39	(.17)	(.07)	(.24)	12.07	24.69	308.47		.37	.77	1.61
10/31/12	9.04	.16	.91	1.07	(.16)	(.03)	(.19)	9.92	12.13	215.48		.38	.79	1.67
Class B:
10/31/16	12.80	.10	.30	.40	—	(.51)	(.51)	12.69	3.29[11]	—[12]	.87[11]	.84[11]	1.25[11]	.81[11]
10/31/15	13.06	.09	.10	.19	(.08)	(.37)	(.45)	12.80	1.51[11]	—[12]	1.08[11]	.98[11]	1.39[11]	.73[11]
10/31/14[7,14]	12.40	.03	.63	.66	—	—	—	13.06	5.32[9,11]	—[12]	1.07[10,11]	.97[10,11]	1.37[10,11]	.33[10,11]
Class C:
10/31/16	12.74	.05	.30	.35	(.03)	(.51)	(.54)	12.55	2.93	32	1.14	1.13	1.54	.39
10/31/15	13.05	.05	.12	.17	(.11)	(.37)	(.48)	12.74	1.29	15	1.22	1.12	1.53	.37
10/31/14[7,14]	12.40	.01	.64	.65	—	—	—	13.05	5.24[9]	3	1.21[10]	1.11[10]	1.51[10]	.14[10]
Class F-1:
10/31/16	12.87	.14	.32	.46	(.08)	(.51)	(.59)	12.74	3.79	2.39		.38	.79	1.10
10/31/15	13.12	.14	.12	.26	(.14)	(.37)	(.51)	12.87	2.01	1.48		.38	.79	1.05
10/31/14[7,14]	12.40	.09	.63	.72	—	—	—	13.12	5.81[9,11]	—[12]	.45[10,11]	.35[10,11]	.75[10,11]	1.01[10,11]
Class F-2:
10/31/16	12.92	.18	.31	.49	(.11)	(.51)	(.62)	12.79	4.04	5.13		.12	.53	1.43
10/31/15	13.13	.17	.13	.30	(.14)	(.37)	(.51)	12.92	2.36	1.22		.12	.53	1.30
10/31/14[7,14]	12.40	.11	.62	.73	—	—	—	13.13	5.89[9]	—[12]	.24[10]	.14[10]	.54[10]	1.26[10]
Class R-1:
10/31/16	12.65	.05	.30	.35	—	(.51)	(.51)	12.49	2.92	8	1.18	1.16	1.57	.43
10/31/15	12.88	.07	.09	.16	(.02)	(.37)	(.39)	12.65	1.25	7	1.25	1.15	1.56	.52
10/31/14	11.86	.06	1.12	1.18	(.07)	(.09)	(.16)	12.88	10.01	6	1.26	1.16	1.56	.47
10/31/13	9.75	.08	2.19	2.27	(.09)	(.07)	(.16)	11.86	23.62	5	1.26	1.16	1.56	.79
10/31/12	8.88	.08	.91	.99	(.09)	(.03)	(.12)	9.75	11.36	3	1.26	1.16	1.57	.89
Class R-2:
10/31/16	12.66	.06	.30	.36	—	(.51)	(.51)	12.51	3.00	338	1.13	1.12	1.53	.46
10/31/15	12.88	.07	.11	.18	(.03)	(.37)	(.40)	12.66	1.39	278	1.15	1.05	1.46	.58
10/31/14	11.86	.07	1.12	1.19	(.08)	(.09)	(.17)	12.88	10.09	242	1.18	1.08	1.48	.57
10/31/13	9.76	.10	2.18	2.28	(.11)	(.07)	(.18)	11.86	23.79	200	1.15	1.05	1.45	.93
10/31/12	8.90	.09	.90	.99	(.10)	(.03)	(.13)	9.76	11.29	145	1.19	1.09	1.50	.96
Class R-2E:
10/31/16	12.86	.05	.35	.40	(.11)	(.51)	(.62)	12.64	3.27	11.81		.81	1.22	.42
10/31/15	13.12	.09	.16	.25	(.14)	(.37)	(.51)	12.86	1.96	—[12]	.79	.69	1.10	.67
10/31/14[7,15]	13.43	.03	(.34)	(.31)	—	—	—	13.12	(.38)[9,11]	—[12]	.06[9,11]	.04[9,11]	.44[9,11]	.26[9,11]
Class R-3:
10/31/16	12.78	.11	.30	.41	(.04)	(.51)	(.55)	12.64	3.42	441.71		.70	1.11	.87
10/31/15	12.99	.11	.12	.23	(.07)	(.37)	(.44)	12.78	1.82	340.79		.69	1.10	.89
10/31/14	11.97	.12	1.11	1.23	(.12)	(.09)	(.21)	12.99	10.36	238.80		.70	1.10	.94
10/31/13	9.84	.14	2.21	2.35	(.15)	(.07)	(.22)	11.97	24.33	182.80		.70	1.10	1.27
10/31/12	8.97	.12	.91	1.03	(.13)	(.03)	(.16)	9.84	11.75	121.81		.71	1.12	1.32
Class R-4:
10/31/16	12.89	.14	.31	.45	(.08)	(.51)	(.59)	12.75	3.70	417.40		.38	.79	1.15
10/31/15	13.10	.16	.11	.27	(.11)	(.37)	(.48)	12.89	2.11	265.47		.37	.78	1.22
10/31/14	12.05	.16	1.13	1.29	(.15)	(.09)	(.24)	13.10	10.85	167.48		.38	.78	1.24
10/31/13	9.91	.17	2.22	2.39	(.18)	(.07)	(.25)	12.05	24.63	112.48		.38	.78	1.56
10/31/12	9.03	.16	.91	1.07	(.16)	(.03)	(.19)	9.91	12.15	68.48		.38	.79	1.65
Class R-5E:
10/31/16[7,13]	12.98	.12	.29	.41	(.12)	(.51)	(.63)	12.76	3.36[9]	26	.17[10]	.17[10]	.58[10]	1.03[10]

97     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.00	$.18	$ .32	$ .50	$(.11)	$(.51)	$(.62)	$12.88	4.08%	$216.09%		.08%	.49%	1.44%
10/31/15	13.21	.19	.12	.31	(.15)	(.37)	(.52)	13.00	2.37	130.18		.08	.49	1.49
10/31/14	12.15	.19	1.14	1.33	(.18)	(.09)	(.27)	13.21	11.12	85.18		.08	.48	1.51
10/31/13	9.98	.20	2.24	2.44	(.20)	(.07)	(.27)	12.15	25.09	50.17		.07	.47	1.83
10/31/12	9.09	.18	.92	1.10	(.18)	(.03)	(.21)	9.98	12.50	27.19		.09	.50	1.94
Class R-6:
10/31/16	12.97	.19	.32	.51	(.12)	(.51)	(.63)	12.85	4.15	781.04		.02	.43	1.50
10/31/15	13.18	.19	.12	.31	(.15)	(.37)	(.52)	12.97	2.41	394.13		.03	.44	1.46
10/31/14	12.12	.18	1.16	1.34	(.19)	(.09)	(.28)	13.18	11.19	160.13		.03	.43	1.40
10/31/13	9.96	.20	2.24	2.44	(.21)	(.07)	(.28)	12.12	25.08	37.13		.03	.43	1.81
10/31/12	9.07	.17	.94	1.11	(.19)	(.03)	(.22)	9.96	12.57	14.14		.04	.45	1.82

American Funds Target Date Retirement Series / Prospectus     98

American Funds 2045 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$13.19	$.16	$ .31	$ .47	$(.08)	$(.51)	$(.59)	$13.07	3.76%	$688.36%		.34%	.75%	1.24%
10/31/15	13.37	.17	.11	.28	(.12)	(.34)	(.46)	13.19	2.11	550.44		.34	.75	1.28
10/31/14	12.29	.17	1.15	1.32	(.15)	(.09)	(.24)	13.37	10.86	440.45		.35	.75	1.29
10/31/13	10.11	.18	2.26	2.44	(.18)	(.08)	(.26)	12.29	24.71	321.46		.36	.76	1.60
10/31/12	9.21	.16	.93	1.09	(.16)	(.03)	(.19)	10.11	12.07	208.48		.38	.79	1.66
Class B:
10/31/16	13.06	.08	.29	.37	—	(.51)	(.51)	12.92	2.96[11]	—[12]	1.12[11]	1.10[11]	1.51[11]	.61[11]
10/31/15	13.31	.06	.12	.18	(.09)	(.34)	(.43)	13.06	1.33	—[12]	1.19	1.09	1.50	.45
10/31/14[7,14]	12.64	.02	.65	.67	—	—	—	13.31	5.30[9,11]	—[12]	1.14[10,11]	1.04[10,11]	1.44[10,11]	.23[10,11]
Class C:
10/31/16	13.03	.05	.31	.36	(.03)	(.51)	(.54)	12.85	2.92	39	1.14	1.12	1.53	.39
10/31/15	13.30	.04	.14	.18	(.11)	(.34)	(.45)	13.03	1.30	17	1.21	1.11	1.52	.34
10/31/14[7,14]	12.64	.02	.64	.66	—	—	—	13.30	5.22[9]	4	1.21[10]	1.11[10]	1.51[10]	.20[10]
Class F-1:
10/31/16	13.16	.13	.34	.47	(.08)	(.51)	(.59)	13.04	3.77	2.38		.37	.78	1.05
10/31/15	13.37	.16	.11	.27	(.14)	(.34)	(.48)	13.16	2.04	1.48		.38	.79	1.19
10/31/14[7,14]	12.64	.09	.64	.73	—	—	—	13.37	5.78[9,11]	—[12]	.46[10,11]	.36[10,11]	.76[10,11]	.99[10,11]
Class F-2:
10/31/16	13.22	.18	.32	.50	(.11)	(.51)	(.62)	13.10	3.99	3.12		.11	.52	1.38
10/31/15	13.39	.16	.15	.31	(.14)	(.34)	(.48)	13.22	2.32	1.23		.13	.54	1.17
10/31/14[7,14]	12.64	.12	.63	.75	—	—	—	13.39	5.93[9]	—[12]	.28[10]	.18[10]	.58[10]	1.37[10]
Class R-1:
10/31/16	12.94	.05	.31	.36	—	(.51)	(.51)	12.79	2.91	9	1.18	1.16	1.57	.42
10/31/15	13.15	.07	.10	.17	(.04)	(.34)	(.38)	12.94	1.30	9	1.26	1.16	1.57	.53
10/31/14	12.09	.06	1.14	1.20	(.05)	(.09)	(.14)	13.15	9.97	8	1.26	1.16	1.56	.48
10/31/13	9.95	.09	2.22	2.31	(.09)	(.08)	(.17)	12.09	23.68	6	1.26	1.16	1.56	.86
10/31/12	9.07	.08	.93	1.01	(.10)	(.03)	(.13)	9.95	11.24	5	1.26	1.16	1.57	.89
Class R-2:
10/31/16	12.90	.06	.31	.37	—	(.51)	(.51)	12.76	2.99	455	1.13	1.12	1.53	.47
10/31/15	13.09	.08	.11	.19	(.04)	(.34)	(.38)	12.90	1.40	369	1.15	1.05	1.46	.58
10/31/14	12.05	.07	1.14	1.21	(.08)	(.09)	(.17)	13.09	10.08	301	1.18	1.08	1.48	.57
10/31/13	9.93	.10	2.21	2.31	(.11)	(.08)	(.19)	12.05	23.76	241	1.15	1.05	1.45	.91
10/31/12	9.05	.09	.92	1.01	(.10)	(.03)	(.13)	9.93	11.32	164	1.18	1.08	1.49	.96
Class R-2E:
10/31/16	13.15	.06	.35	.41	(.11)	(.51)	(.62)	12.94	3.29	19.81		.81	1.22	.44
10/31/15	13.38	.09	.17	.26	(.15)	(.34)	(.49)	13.15	1.94	—[12]	.78	.68	1.09	.65
10/31/14[7,15]	13.43	.03	(.08)	(.05)	—	—	—	13.38	(.37)[9,11]	—[12]	.06[9,11]	.04[9,11]	.44[9,11]	.26[9,11]
Class R-3:
10/31/16	13.05	.11	.32	.43	(.05)	(.51)	(.56)	12.92	3.41	535.71		.70	1.11	.88
10/31/15	13.24	.12	.11	.23	(.08)	(.34)	(.42)	13.05	1.73	391.78		.68	1.09	.94
10/31/14	12.18	.12	1.15	1.27	(.12)	(.09)	(.21)	13.24	10.50	304.80		.70	1.10	.94
10/31/13	10.03	.14	2.24	2.38	(.15)	(.08)	(.23)	12.18	24.24	224.80		.70	1.10	1.25
10/31/12	9.13	.13	.93	1.06	(.13)	(.03)	(.16)	10.03	11.83	144.81		.71	1.12	1.31
Class R-4:
10/31/16	13.17	.15	.32	.47	(.08)	(.51)	(.59)	13.05	3.78	522.39		.38	.79	1.17
10/31/15	13.36	.16	.11	.27	(.12)	(.34)	(.46)	13.17	2.03	321.47		.37	.78	1.22
10/31/14	12.28	.16	1.16	1.32	(.15)	(.09)	(.24)	13.36	10.86	194.48		.38	.78	1.22
10/31/13	10.11	.17	2.26	2.43	(.18)	(.08)	(.26)	12.28	24.63	118.47		.37	.77	1.57
10/31/12	9.20	.16	.94	1.10	(.16)	(.03)	(.19)	10.11	12.20	72.48		.38	.79	1.63
Class R-5E:
10/31/16[7,13]	13.26	.13	.29	.42	(.12)	(.51)	(.63)	13.05	3.37[9]	30	.17[10]	.17[10]	.58[10]	1.06[10]

99     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.30	$.19	$ .31	$ .50	$(.11)	$(.51)	$(.62)	$13.18	3.99%	$255.09%		.08%	.49%	1.47%
10/31/15	13.48	.20	.12	.32	(.16)	(.34)	(.50)	13.30	2.36	165.18		.08	.49	1.48
10/31/14	12.38	.20	1.17	1.37	(.18)	(.09)	(.27)	13.48	11.20	103.17		.07	.47	1.51
10/31/13	10.18	.21	2.27	2.48	(.20)	(.08)	(.28)	12.38	25.06	59.17		.07	.47	1.84
10/31/12	9.27	.19	.93	1.12	(.18)	(.03)	(.21)	10.18	12.41	34.18		.08	.49	1.92
Class R-6:
10/31/16	13.26	.20	.31	.51	(.12)	(.51)	(.63)	13.14	4.05	983.03		.02	.43	1.54
10/31/15	13.43	.19	.14	.33	(.16)	(.34)	(.50)	13.26	2.47	494.13		.03	.44	1.43
10/31/14	12.34	.19	1.18	1.37	(.19)	(.09)	(.28)	13.43	11.20	172.12		.02	.42	1.46
10/31/13	10.15	.20	2.28	2.48	(.21)	(.08)	(.29)	12.34	25.08	39.13		.03	.43	1.81
10/31/12	9.24	.18	.95	1.13	(.19)	(.03)	(.22)	10.15	12.49	15.14		.04	.45	1.82

American Funds Target Date Retirement Series / Prospectus     100

American Funds 2040 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$13.12	$.16	$ .30	$ .46	$(.10)	$(.53)	$(.63)	$12.95	3.72%	$1,012.36%		.35%	.76%	1.29%
10/31/15	13.36	.18	.08	.26	(.12)	(.38)	(.50)	13.12	1.99	859.44		.34	.74	1.36
10/31/14	12.31	.17	1.15	1.32	(.16)	(.11)	(.27)	13.36	10.82	726.45		.35	.74	1.32
10/31/13	10.12	.18	2.27	2.45	(.18)	(.08)	(.26)	12.31	24.70	569.46		.36	.76	1.62
10/31/12	9.23	.16	.92	1.08	(.16)	(.03)	(.19)	10.12	12.05	397.47		.37	.78	1.68
Class B:
10/31/16	12.99	.08	.28	.36	—	(.53)	(.53)	12.82	2.95	—[12]	1.17	1.14	1.55	.66
10/31/15	13.29	.09	.08	.17	(.09)	(.38)	(.47)	12.99	1.25	—[12]	1.21	1.11	1.51	.65
10/31/14[7,14]	12.64	.02	.63	.65	—	—	—	13.29	5.14[9,11]	—[12]	1.18[10,11]	1.08[10,11]	1.47[10,11]	.22[10,11]
Class C:
10/31/16	12.97	.06	.29	.35	(.05)	(.53)	(.58)	12.74	2.88	48	1.13	1.12	1.53	.45
10/31/15	13.29	.06	.11	.17	(.11)	(.38)	(.49)	12.97	1.26	23	1.21	1.11	1.51	.44
10/31/14[7,14]	12.64	.02	.63	.65	—	—	—	13.29	5.14[9]	6	1.21[10]	1.11[10]	1.50[10]	.21[10]
Class F-1:
10/31/16	13.10	.15	.30	.45	(.10)	(.53)	(.63)	12.92	3.70	4.38		.37	.78	1.18
10/31/15	13.36	.17	.09	.26	(.14)	(.38)	(.52)	13.10	1.96	1.48		.38	.78	1.26
10/31/14[7,14]	12.64	.09	.63	.72	—	—	—	13.36	5.70[9]	1	.48[10]	.38[10]	.77[10]	.98[10]
Class F-2:
10/31/16	13.14	.19	.30	.49	(.13)	(.53)	(.66)	12.97	3.99	5.12		.11	.52	1.48
10/31/15	13.38	.18	.12	.30	(.16)	(.38)	(.54)	13.14	2.26	2.22		.12	.52	1.38
10/31/14[7,14]	12.64	.09	.65	.74	—	—	—	13.38	5.85[9]	—[12]	.24[10]	.14[10]	.53[10]	1.04[10]
Class R-1:
10/31/16	12.85	.06	.29	.35	—	(.53)	(.53)	12.67	2.90	17	1.18	1.16	1.57	.48
10/31/15	13.09	.07	.09	.16	(.02)	(.38)	(.40)	12.85	1.23	17	1.25	1.15	1.55	.57
10/31/14	12.09	.07	1.11	1.18	(.07)	(.11)	(.18)	13.09	9.85	16	1.25	1.15	1.54	.54
10/31/13	9.94	.09	2.24	2.33	(.10)	(.08)	(.18)	12.09	23.73	14	1.26	1.16	1.56	.84
10/31/12	9.07	.09	.91	1.00	(.10)	(.03)	(.13)	9.94	11.25	11	1.25	1.15	1.56	.92
Class R-2:
10/31/16	12.85	.07	.28	.35	(.01)	(.53)	(.54)	12.66	2.93	624	1.13	1.11	1.52	.53
10/31/15	13.09	.08	.10	.18	(.04)	(.38)	(.42)	12.85	1.34	536	1.15	1.05	1.45	.65
10/31/14	12.09	.08	1.11	1.19	(.08)	(.11)	(.19)	13.09	9.93	467	1.17	1.07	1.46	.61
10/31/13	9.95	.10	2.23	2.33	(.11)	(.08)	(.19)	12.09	23.83	384	1.15	1.05	1.45	.93
10/31/12	9.07	.09	.92	1.01	(.10)	(.03)	(.13)	9.95	11.37	280	1.17	1.07	1.48	.97
Class R-2E:
10/31/16	13.08	.06	.34	.40	(.13)	(.53)	(.66)	12.82	3.25	27.81		.81	1.22	.49
10/31/15	13.36	.07	.18	.25	(.15)	(.38)	(.53)	13.08	1.90	—[12]	.82	.72	1.12	.55
10/31/14[7,15]	13.42	.04	(.10)	(.06)	—	—	—	13.36	(.45)[9,11]	—[12]	.06[9,11]	.04[9,11]	.43[9,11]	.27[9,11]
Class R-3:
10/31/16	13.00	.12	.29	.41	(.06)	(.53)	(.59)	12.82	3.37	773.71		.70	1.11	.94
10/31/15	13.24	.13	.09	.22	(.08)	(.38)	(.46)	13.00	1.68	606.78		.68	1.08	.99
10/31/14	12.22	.12	1.13	1.25	(.12)	(.11)	(.23)	13.24	10.33	464.79		.69	1.08	.98
10/31/13	10.05	.14	2.26	2.40	(.15)	(.08)	(.23)	12.22	24.31	368.79		.69	1.09	1.30
10/31/12	9.16	.13	.92	1.05	(.13)	(.03)	(.16)	10.05	11.78	262.80		.70	1.11	1.34
Class R-4:
10/31/16	13.10	.15	.31	.46	(.10)	(.53)	(.63)	12.93	3.75	825.39		.38	.79	1.23
10/31/15	13.34	.17	.09	.26	(.12)	(.38)	(.50)	13.10	2.00	531.47		.37	.77	1.30
10/31/14	12.30	.17	1.14	1.31	(.16)	(.11)	(.27)	13.34	10.75	331.47		.37	.76	1.30
10/31/13	10.12	.18	2.26	2.44	(.18)	(.08)	(.26)	12.30	24.62	232.47		.37	.77	1.60
10/31/12	9.22	.16	.93	1.09	(.16)	(.03)	(.19)	10.12	12.17	153.47		.37	.78	1.66
Class R-5E:
10/31/16[7,13]	13.19	.13	.29	.42	(.14)	(.53)	(.67)	12.94	3.41[9]	48	.16[10]	.16[10]	.57[10]	1.11[10]

101     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.22	$.19	$ .31	$ .50	$(.13)	$(.53)	$(.66)	$13.06	4.05%	$ 370.09%		.07%	.48%	1.53%
10/31/15	13.45	.21	.10	.31	(.16)	(.38)	(.54)	13.22	2.32	265.17		.07	.47	1.57
10/31/14	12.40	.20	1.15	1.35	(.19)	(.11)	(.30)	13.45	11.02	186.17		.07	.46	1.55
10/31/13	10.19	.21	2.29	2.50	(.21)	(.08)	(.29)	12.40	25.07	119.17		.07	.47	1.86
10/31/12	9.28	.19	.94	1.13	(.19)	(.03)	(.22)	10.19	12.52	69.18		.08	.49	1.98
Class R-6:
10/31/16	13.19	.20	.30	.50	(.14)	(.53)	(.67)	13.02	4.04	1,824.03		.02	.43	1.58
10/31/15	13.42	.20	.11	.31	(.16)	(.38)	(.54)	13.19	2.36	936.12		.02	.42	1.55
10/31/14	12.36	.18	1.18	1.36	(.19)	(.11)	(.30)	13.42	11.17	441.12		.02	.41	1.40
10/31/13	10.16	.20	2.29	2.49	(.21)	(.08)	(.29)	12.36	25.09	83.12		.02	.42	1.80
10/31/12	9.26	.18	.94	1.12	(.19)	(.03)	(.22)	10.16	12.48	31.13		.03	.44	1.88

American Funds Target Date Retirement Series / Prospectus     102

American Funds 2035 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.98	$.17	$ .28	$ .45	$(.09)	$(.59)	$(.68)	$12.75	3.73%	$1,166.37%		.35%	.75%	1.33%
10/31/15	13.17	.18	.10	.28	(.14)	(.33)	(.47)	12.98	2.12	973.44		.34	.74	1.39
10/31/14	12.15	.17	1.10	1.27	(.16)	(.09)	(.25)	13.17	10.58	798.45		.35	.74	1.36
10/31/13	10.05	.18	2.19	2.37	(.18)	(.09)	(.27)	12.15	24.24	618.46		.36	.76	1.68
10/31/12	9.17	.17	.91	1.08	(.17)	(.03)	(.20)	10.05	12.08	437.47		.37	.77	1.75
Class B:
10/31/16	12.84	.08	.27	.35	—	(.59)	(.59)	12.60	2.93	—[12]	1.16	1.14	1.54	.62
10/31/15	13.11	.09	.08	.17	(.11)	(.33)	(.44)	12.84	1.30	—[12]	1.21	1.11	1.51	.70
10/31/14[7,14]	12.47	.02	.62	.64	—	—	—	13.11	5.13[9,11]	—[12]	1.17[10,11]	1.07[10,11]	1.46[10,11]	.28[10,11]
Class C:
10/31/16	12.82	.06	.29	.35	(.04)	(.59)	(.63)	12.54	2.93	62	1.13	1.12	1.52	.51
10/31/15	13.11	.06	.11	.17	(.13)	(.33)	(.46)	12.82	1.30	33	1.21	1.11	1.51	.49
10/31/14[7,14]	12.47	.02	.62	.64	—	—	—	13.11	5.13[9]	7	1.21[10]	1.11[10]	1.50[10]	.20[10]
Class F-1:
10/31/16	12.96	.15	.29	.44	(.09)	(.59)	(.68)	12.72	3.68	6.39		.38	.78	1.22
10/31/15	13.17	.16	.11	.27	(.15)	(.33)	(.48)	12.96	2.08	2.47		.37	.77	1.22
10/31/14[7,14]	12.47	.08	.62	.70	—	—	—	13.17	5.61[9]	1	.48[10]	.38[10]	.77[10]	.88[10]
Class F-2:
10/31/16	12.99	.18	.30	.48	(.12)	(.59)	(.71)	12.76	3.95	7.12		.11	.51	1.44
10/31/15	13.20	.19	.10	.29	(.17)	(.33)	(.50)	12.99	2.25	2.22		.12	.52	1.49
10/31/14[7,14]	12.47	.07	.66	.73	—	—	—	13.20	5.85[9]	1	.23[10]	.13[10]	.52[10]	.77[10]
Class R-1:
10/31/16	12.68	.06	.28	.34	—	(.59)	(.59)	12.43	2.89	18	1.17	1.15	1.55	.52
10/31/15	12.88	.08	.08	.16	(.03)	(.33)	(.36)	12.68	1.26	17	1.24	1.14	1.54	.64
10/31/14	11.89	.07	1.07	1.14	(.06)	(.09)	(.15)	12.88	9.69	17	1.25	1.15	1.54	.57
10/31/13	9.85	.10	2.14	2.24	(.11)	(.09)	(.20)	11.89	23.24	15	1.26	1.16	1.56	.91
10/31/12	9.00	.09	.90	.99	(.11)	(.03)	(.14)	9.85	11.21	13	1.25	1.14	1.54	.97
Class R-2:
10/31/16	12.71	.07	.28	.35	—[6]	(.59)	(.59)	12.47	3.00	782	1.13	1.11	1.51	.57
10/31/15	12.92	.09	.08	.17	(.05)	(.33)	(.38)	12.71	1.32	669	1.14	1.04	1.44	.69
10/31/14	11.93	.08	1.09	1.17	(.09)	(.09)	(.18)	12.92	9.86	566	1.17	1.07	1.46	.65
10/31/13	9.88	.11	2.15	2.26	(.12)	(.09)	(.21)	11.93	23.37	472	1.15	1.05	1.45	1.00
10/31/12	9.02	.10	.90	1.00	(.11)	(.03)	(.14)	9.88	11.29	336	1.17	1.07	1.47	1.04
Class R-2E:
10/31/16	12.93	.08	.31	.39	(.12)	(.59)	(.71)	12.61	3.26	39.81		.81	1.21	.61
10/31/15	13.17	.06	.19	.25	(.16)	(.33)	(.49)	12.93	1.96	—[12]	.81	.71	1.11	.46
10/31/14[7,15]	13.23	.04	(.10)	(.06)	—	—	—	13.17	(.45)[9,11]	—[12]	.06[9,11]	.04[9,11]	.43[9,11]	.28[9,11]
Class R-3:
10/31/16	12.85	.12	.28	.40	(.05)	(.59)	(.64)	12.61	3.35	925.71		.69	1.09	.99
10/31/15	13.05	.14	.09	.23	(.10)	(.33)	(.43)	12.85	1.75	704.78		.68	1.08	1.05
10/31/14	12.05	.13	1.08	1.21	(.12)	(.09)	(.21)	13.05	10.19	573.79		.69	1.08	1.02
10/31/13	9.97	.15	2.18	2.33	(.16)	(.09)	(.25)	12.05	23.88	444.79		.69	1.09	1.35
10/31/12	9.11	.13	.90	1.03	(.14)	(.03)	(.17)	9.97	11.59	302.80		.70	1.10	1.40
Class R-4:
10/31/16	12.95	.16	.29	.45	(.09)	(.59)	(.68)	12.72	3.75	887.39		.38	.78	1.27
10/31/15	13.16	.17	.09	.26	(.14)	(.33)	(.47)	12.95	1.99	576.46		.36	.76	1.34
10/31/14	12.14	.17	1.10	1.27	(.16)	(.09)	(.25)	13.16	10.59	364.47		.37	.76	1.31
10/31/13	10.04	.18	2.20	2.38	(.19)	(.09)	(.28)	12.14	24.30	236.47		.37	.77	1.64
10/31/12	9.17	.17	.90	1.07	(.17)	(.03)	(.20)	10.04	11.97	144.47		.37	.77	1.73
Class R-5E:
10/31/16[7,13]	13.04	.14	.27	.41	(.13)	(.59)	(.72)	12.73	3.40[9]	55	.16[10]	.16[10]	.56[10]	1.15[10]

103     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.07	$.20	$ .29	$ .49	$(.12)	$(.59)	$(.71)	$12.85	4.05%	$ 432.09%		.07%	.47%	1.57%
10/31/15	13.27	.21	.09	.30	(.17)	(.33)	(.50)	13.07	2.30	293.17		.07	.47	1.61
10/31/14	12.23	.20	1.12	1.32	(.19)	(.09)	(.28)	13.27	10.95	199.17		.07	.46	1.58
10/31/13	10.11	.21	2.21	2.42	(.21)	(.09)	(.30)	12.23	24.65	129.17		.07	.47	1.91
10/31/12	9.23	.19	.91	1.10	(.19)	(.03)	(.22)	10.11	12.33	78.17		.07	.47	2.01
Class R-6:
10/31/16	13.03	.21	.29	.50	(.13)	(.59)	(.72)	12.81	4.11	1,898.03		.02	.42	1.64
10/31/15	13.23	.20	.11	.31	(.18)	(.33)	(.51)	13.03	2.35	945.12		.02	.42	1.54
10/31/14	12.19	.20	1.12	1.32	(.19)	(.09)	(.28)	13.23	11.02	372.12		.02	.41	1.53
10/31/13	10.08	.21	2.21	2.42	(.22)	(.09)	(.31)	12.19	24.67	80.12		.02	.42	1.89
10/31/12	9.20	.18	.93	1.11	(.20)	(.03)	(.23)	10.08	12.41	35.13		.03	.43	1.88

American Funds Target Date Retirement Series / Prospectus     104

American Funds 2030 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.92	$.17	$ .27	$ .44	$(.10)	$(.56)	$(.66)	$12.70	3.69%	$1,550.37%		.35%	.74%	1.40%
10/31/15	13.16	.19	.08	.27	(.13)	(.38)	(.51)	12.92	2.09	1,298.44		.34	.73	1.43
10/31/14	12.16	.18	1.08	1.26	(.16)	(.10)	(.26)	13.16	10.53	1,077.45		.35	.73	1.40
10/31/13	10.12	.19	2.15	2.34	(.19)	(.11)	(.30)	12.16	23.77	845.46		.36	.75	1.69
10/31/12	9.25	.17	.92	1.09	(.17)	(.05)	(.22)	10.12	12.07	598.47		.37	.77	1.78
Class B:
10/31/16	12.77	.06	.29	.35	(.01)	(.56)	(.57)	12.55	2.93	—[12]	1.14	1.13	1.52	.52
10/31/15	13.09	.09	.08	.17	(.11)	(.38)	(.49)	12.77	1.30	—[12]	1.20	1.10	1.49	.71
10/31/14[7,14]	12.46	.03	.60	.63	—	—	—	13.09	5.06[9,11]	—[12]	1.17[10,11]	1.07[10,11]	1.45[10,11]	.31[10,11]
Class C:
10/31/16	12.76	.07	.27	.34	(.05)	(.56)	(.61)	12.49	2.91	80	1.13	1.12	1.51	.59
10/31/15	13.09	.07	.10	.17	(.12)	(.38)	(.50)	12.76	1.29	40	1.20	1.10	1.49	.52
10/31/14[7,14]	12.46	.03	.60	.63	—	—	—	13.09	5.06[9]	9	1.21[10]	1.11[10]	1.49[10]	.29[10]
Class F-1:
10/31/16	12.88	.16	.29	.45	(.12)	(.56)	(.68)	12.65	3.74	12.38		.37	.76	1.28
10/31/15	13.16	.18	.08	.26	(.16)	(.38)	(.54)	12.88	1.98	3.48		.38	.77	1.36
10/31/14[7,14]	12.46	.10	.60	.70	—	—	—	13.16	5.62[9]	1	.47[10]	.37[10]	.75[10]	1.09[10]
Class F-2:
10/31/16	12.93	.19	.28	.47	(.13)	(.56)	(.69)	12.71	3.94	15.12		.11	.50	1.55
10/31/15	13.18	.19	.11	.30	(.17)	(.38)	(.55)	12.93	2.29	4.22		.12	.51	1.51
10/31/14[7,14]	12.46	.10	.62	.72	—	—	—	13.18	5.78[9]	1	.23[10]	.13[10]	.51[10]	1.17[10]
Class R-1:
10/31/16	12.70	.07	.27	.34	—	(.56)	(.56)	12.48	2.87	29	1.17	1.16	1.55	.59
10/31/15	12.95	.08	.08	.16	(.03)	(.38)	(.41)	12.70	1.25	27	1.24	1.14	1.53	.66
10/31/14	11.98	.08	1.06	1.14	(.07)	(.10)	(.17)	12.95	9.63	28	1.25	1.15	1.53	.61
10/31/13	9.97	.10	2.12	2.22	(.10)	(.11)	(.21)	11.98	22.81	24	1.25	1.15	1.54	.95
10/31/12	9.12	.10	.91	1.01	(.11)	(.05)	(.16)	9.97	11.19	19	1.24	1.14	1.54	1.01
Class R-2:
10/31/16	12.65	.08	.28	.36	(.02)	(.56)	(.58)	12.43	3.02	913	1.13	1.11	1.50	.65
10/31/15	12.91	.09	.07	.16	(.04)	(.38)	(.42)	12.65	1.27	809	1.14	1.04	1.43	.74
10/31/14	11.94	.09	1.07	1.16	(.09)	(.10)	(.19)	12.91	9.80	725	1.17	1.07	1.45	.70
10/31/13	9.95	.11	2.11	2.22	(.12)	(.11)	(.23)	11.94	22.89	620	1.15	1.05	1.44	1.02
10/31/12	9.10	.10	.91	1.01	(.11)	(.05)	(.16)	9.95	11.28	461	1.17	1.07	1.47	1.08
Class R-2E:
10/31/16	12.86	.08	.31	.39	(.11)	(.56)	(.67)	12.58	3.30	42.81		.80	1.19	.66
10/31/15	13.17	.09	.14	.23	(.16)	(.38)	(.54)	12.86	1.76	1.86		.76	1.15	.71
10/31/14[7,15]	13.22	.04	(.09)	(.05)	—	—	—	13.17	(.38)[9,11]	—[12]	.06[9,11]	.04[9,11]	.42[9,11]	.29[9,11]
Class R-3:
10/31/16	12.79	.13	.28	.41	(.07)	(.56)	(.63)	12.57	3.41	1,267.71		.69	1.08	1.06
10/31/15	13.04	.14	.08	.22	(.09)	(.38)	(.47)	12.79	1.70	1,037.77		.67	1.06	1.09
10/31/14	12.06	.13	1.08	1.21	(.13)	(.10)	(.23)	13.04	10.14	819.79		.69	1.07	1.06
10/31/13	10.04	.15	2.14	2.29	(.16)	(.11)	(.27)	12.06	23.41	643.79		.69	1.08	1.37
10/31/12	9.18	.14	.91	1.05	(.14)	(.05)	(.19)	10.04	11.68	450.79		.69	1.09	1.43
Class R-4:
10/31/16	12.90	.17	.27	.44	(.10)	(.56)	(.66)	12.68	3.71	1,261.39		.38	.77	1.35
10/31/15	13.15	.18	.08	.26	(.13)	(.38)	(.51)	12.90	2.02	852.46		.36	.75	1.40
10/31/14	12.15	.18	1.08	1.26	(.16)	(.10)	(.26)	13.15	10.55	560.47		.37	.75	1.40
10/31/13	10.11	.18	2.16	2.34	(.19)	(.11)	(.30)	12.15	23.83	417.46		.36	.75	1.67
10/31/12	9.24	.17	.92	1.09	(.17)	(.05)	(.22)	10.11	12.10	276.47		.37	.77	1.75
Class R-5E:
10/31/16[7,13]	12.96	.15	.27	.42	(.14)	(.56)	(.70)	12.68	3.53[9]	69	.16[10]	.16[10]	.55[10]	1.26[10]
105     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements [4]	Ratio of expenses to average net assets after waivers/ reim- busements [3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.01	$.21	$ .28	$ .49	$(.14)	$(.56)	$(.70)	$12.80	4.02%	$ 527.09%		.07%	.46%	1.65%
10/31/15	13.25	.22	.09	.31	(.17)	(.38)	(.55)	13.01	2.35	359.16		.06	.45	1.67
10/31/14	12.24	.21	1.09	1.30	(.19)	(.10)	(.29)	13.25	10.82	249.16		.06	.44	1.63
10/31/13	10.18	.22	2.17	2.39	(.22)	(.11)	(.33)	12.24	24.19	171.16		.06	.45	1.96
10/31/12	9.30	.21	.92	1.13	(.20)	(.05)	(.25)	10.18	12.44	109.17		.07	.47	2.16
Class R-6:
10/31/16	12.97	.22	.27	.49	(.14)	(.56)	(.70)	12.76	4.08	2,792.03		.02	.41	1.73
10/31/15	13.21	.21	.10	.31	(.17)	(.38)	(.55)	12.97	2.39	1,527.12		.02	.41	1.59
10/31/14	12.20	.20	1.11	1.31	(.20)	(.10)	(.30)	13.21	10.90	615.12		.02	.40	1.53
10/31/13	10.15	.21	2.17	2.38	(.22)	(.11)	(.33)	12.20	24.21	151.12		.02	.41	1.91
10/31/12	9.28	.19	.93	1.12	(.20)	(.05)	(.25)	10.15	12.41	68.13		.03	.43	1.97

American Funds Target Date Retirement Series / Prospectus     106

American Funds 2025 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.40	$.18	$ .27	$ .45	$(.11)	$(.57)	$(.68)	$12.17	3.83%	$1,730.38%		.37%	.74%	1.50%
10/31/15	12.64	.19	.01	.20	(.14)	(.30)	(.44)	12.40	1.61	1,442.45		.35	.73	1.50
10/31/14	11.75	.17	.97	1.14	(.16)	(.09)	(.25)	12.64	9.85	1,183.45		.35	.72	1.42
10/31/13	9.89	.18	1.96	2.14	(.19)	(.09)	(.28)	11.75	22.18	921.46		.36	.74	1.69
10/31/12	9.09	.17	.86	1.03	(.18)	(.05)	(.23)	9.89	11.65	658.47		.37	.76	1.80
Class B:
10/31/16	12.26	.09	.27	.36	—	(.57)	(.57)	12.05	3.10	—[12]	1.16	1.14	1.51	.79
10/31/15	12.57	.09	.02	.11	(.12)	(.30)	(.42)	12.26	.85	—[12]	1.20	1.10	1.48	.73
10/31/14[7,14]	11.99	.04	.54	.58	—	—	—	12.57	4.84[9,11]	—[12]	1.17[10,11]	1.07[10,11]	1.44[10,11]	.45[10,11]
Class C:
10/31/16	12.24	.08	.28	.36	(.06)	(.57)	(.63)	11.97	3.13	97	1.13	1.12	1.49	.71
10/31/15	12.57	.08	.02	.10	(.13)	(.30)	(.43)	12.24	.79	50	1.20	1.10	1.48	.64
10/31/14[7,14]	11.99	.03	.55	.58	—	—	—	12.57	4.84[9]	12	1.21[10]	1.11[10]	1.48[10]	.36[10]
Class F-1:
10/31/16	12.36	.17	.27	.44	(.11)	(.57)	(.68)	12.12	3.83	12.38		.37	.74	1.45
10/31/15	12.63	.18	.02	.20	(.17)	(.30)	(.47)	12.36	1.60	4.48		.38	.76	1.43
10/31/14[7,14]	11.99	.09	.55	.64	—	—	—	12.63	5.34[9]	1	.47[10]	.37[10]	.74[10]	1.01[10]
Class F-2:
10/31/16	12.41	.20	.28	.48	(.14)	(.57)	(.71)	12.18	4.10	24.12		.11	.48	1.71
10/31/15	12.65	.22	.02	.24	(.18)	(.30)	(.48)	12.41	1.90	9.21		.11	.49	1.75
10/31/14[7,14]	11.99	.13	.53	.66	—	—	—	12.65	5.50[9]	—[12]	.23[10]	.13[10]	.50[10]	1.48[10]
Class R-1:
10/31/16	12.17	.08	.27	.35	—	(.57)	(.57)	11.95	3.04	22	1.17	1.16	1.53	.69
10/31/15	12.42	.09	.01	.10	(.05)	(.30)	(.35)	12.17	.78	22	1.24	1.14	1.52	.73
10/31/14	11.55	.07	.96	1.03	(.07)	(.09)	(.16)	12.42	9.04	22	1.25	1.15	1.52	.62
10/31/13	9.74	.10	1.92	2.02	(.12)	(.09)	(.21)	11.55	21.14	17	1.26	1.16	1.54	.92
10/31/12	8.96	.09	.85	.94	(.11)	(.05)	(.16)	9.74	10.75	14	1.25	1.14	1.53	1.01
Class R-2:
10/31/16	12.15	.09	.26	.35	(.02)	(.57)	(.59)	11.91	3.09	913	1.13	1.11	1.48	.76
10/31/15	12.39	.10	.02	.12	(.06)	(.30)	(.36)	12.15	.95	826	1.14	1.04	1.42	.82
10/31/14	11.53	.09	.95	1.04	(.09)	(.09)	(.18)	12.39	9.11	744	1.17	1.07	1.44	.71
10/31/13	9.72	.11	1.92	2.03	(.13)	(.09)	(.22)	11.53	21.29	631	1.14	1.04	1.42	1.02
10/31/12	8.94	.10	.85	.95	(.12)	(.05)	(.17)	9.72	10.85	463	1.17	1.07	1.46	1.10
Class R-2E:
10/31/16	12.35	.10	.29	.39	(.12)	(.57)	(.69)	12.05	3.40	50.81		.81	1.18	.81
10/31/15	12.64	.12	.06	.18	(.17)	(.30)	(.47)	12.35	1.44	—[12]	.83	.73	1.11	.98
10/31/14[7,15]	12.69	.04	(.09)	(.05)	—	—	—	12.64	(.39)[9,11]	—[12]	.06[9,11]	.04[9,11]	.41[9,11]	.30[9,11]
Class R-3:
10/31/16	12.28	.14	.27	.41	(.07)	(.57)	(.64)	12.05	3.54	1,237.71		.69	1.06	1.18
10/31/15	12.52	.15	.01	.16	(.10)	(.30)	(.40)	12.28	1.31	979.78		.68	1.06	1.18
10/31/14	11.65	.13	.95	1.08	(.12)	(.09)	(.21)	12.52	9.45	815.79		.69	1.06	1.08
10/31/13	9.81	.15	1.94	2.09	(.16)	(.09)	(.25)	11.65	21.83	662.79		.69	1.07	1.37
10/31/12	9.03	.14	.84	.98	(.15)	(.05)	(.20)	9.81	11.16	465.80		.70	1.09	1.45
Class R-4:
10/31/16	12.38	.18	.27	.45	(.11)	(.57)	(.68)	12.15	3.85	1,167.39		.38	.75	1.47
10/31/15	12.62	.18	.02	.20	(.14)	(.30)	(.44)	12.38	1.62	775.46		.36	.74	1.48
10/31/14	11.73	.17	.97	1.14	(.16)	(.09)	(.25)	12.62	9.87	517.47		.37	.74	1.39
10/31/13	9.89	.18	1.94	2.12	(.19)	(.09)	(.28)	11.73	22.03	369.47		.37	.75	1.68
10/31/12	9.09	.17	.86	1.03	(.18)	(.05)	(.23)	9.89	11.66	246.47		.37	.76	1.78
Class R-5E:
10/31/16[7,13]	12.41	.17	.29	.46	(.14)	(.57)	(.71)	12.16	3.99[9]	83	.16[10]	.16[10]	.53[10]	1.45[10]

107     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$12.49	$.21	$ .28	$ .49	$(.14)	$(.57)	$(.71)	$12.27	4.17%	$ 543.09%		.07%	.44%	1.77%
10/31/15	12.72	.22	.02	.24	(.17)	(.30)	(.47)	12.49	1.95	354.16		.06	.44	1.75
10/31/14	11.82	.20	.98	1.18	(.19)	(.09)	(.28)	12.72	10.16	243.16		.06	.43	1.65
10/31/13	9.95	.21	1.97	2.18	(.22)	(.09)	(.31)	11.82	22.52	157.16		.06	.44	1.96
10/31/12	9.15	.19	.86	1.05	(.20)	(.05)	(.25)	9.95	11.91	97.17		.07	.46	2.05
Class R-6:
10/31/16	12.46	.22	.27	.49	(.14)	(.57)	(.71)	12.24	4.23	2,313.03		.02	.39	1.87
10/31/15	12.70	.21	.03	.24	(.18)	(.30)	(.48)	12.46	1.92	1,382.12		.02	.40	1.65
10/31/14	11.79	.20	.99	1.19	(.19)	(.09)	(.28)	12.70	10.31	454.12		.02	.39	1.64
10/31/13	9.93	.21	1.96	2.17	(.22)	(.09)	(.31)	11.79	22.51	119.12		.02	.40	1.91
10/31/12	9.13	.18	.88	1.06	(.21)	(.05)	(.26)	9.93	11.98	51.13		.03	.42	1.94

American Funds Target Date Retirement Series / Prospectus     108

American Funds 2020 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$11.68	$.19	$ .25	$ .44	$(.13)	$(.33)	$(.46)	$11.66	3.92%	$1,704.38%		.37%	.72%	1.66%
10/31/15	11.90	.19	—[6]	.19	(.14)	(.27)	(.41)	11.68	1.64	1,485.46		.36	.71	1.60
10/31/14	11.18	.18	.81	.99	(.17)	(.10)	(.27)	11.90	8.93	1,292.45		.35	.70	1.58
10/31/13	9.81	.18	1.48	1.66	(.20)	(.09)	(.29)	11.18	17.38	1,042.47		.37	.73	1.78
10/31/12	9.15	.18	.74	.92	(.21)	(.05)	(.26)	9.81	10.35	805.47		.37	.74	1.96
Class B:
10/31/16	11.57	.11	.24	.35	(.03)	(.33)	(.36)	11.56	3.13	—[12]	1.15	1.13	1.48	.95
10/31/15	11.84	.10	—[6]	.10	(.10)	(.27)	(.37)	11.57	.83	1	1.22	1.12	1.47	.85
10/31/14[7,14]	11.29	.05	.50	.55	—	—	—	11.84	4.87[9]	—[12]	1.20[10]	1.10[10]	1.45[10]	.64[10]
Class C:
10/31/16	11.54	.10	.25	.35	(.08)	(.33)	(.41)	11.48	3.18	84	1.13	1.12	1.47	.88
10/31/15	11.84	.09	.01	.10	(.13)	(.27)	(.40)	11.54	.84	48	1.21	1.11	1.46	.77
10/31/14[7,14]	11.29	.05	.50	.55	—	—	—	11.84	4.87[9]	14	1.21[10]	1.11[10]	1.46[10]	.58[10]
Class F-1:
10/31/16	11.65	.19	.25	.44	(.14)	(.33)	(.47)	11.62	3.94	13.39		.38	.73	1.64
10/31/15	11.90	.18	.01	.19	(.17)	(.27)	(.44)	11.65	1.60	7.48		.38	.73	1.51
10/31/14[7,14]	11.29	.12	.49	.61	—	—	—	11.90	5.40[9]	2	.47[10]	.37[10]	.72[10]	1.45[10]
Class F-2:
10/31/16	11.69	.21	.26	.47	(.16)	(.33)	(.49)	11.67	4.23	22.12		.11	.46	1.86
10/31/15	11.92	.21	.01	.22	(.18)	(.27)	(.45)	11.69	1.84	5.22		.12	.47	1.77
10/31/14[7,14]	11.29	.13	.50	.63	—	—	—	11.92	5.58[9]	1	.23[10]	.13[10]	.48[10]	1.62[10]
Class R-1:
10/31/16	11.48	.10	.25	.35	(.04)	(.33)	(.37)	11.46	3.14	20	1.17	1.16	1.51	.86
10/31/15	11.70	.09	.01	.10	(.05)	(.27)	(.32)	11.48	.80	20	1.24	1.14	1.49	.82
10/31/14	11.00	.09	.79	.88	(.08)	(.10)	(.18)	11.70	8.09	19	1.25	1.15	1.50	.81
10/31/13	9.64	.10	1.47	1.57	(.12)	(.09)	(.21)	11.00	16.55	18	1.25	1.15	1.51	1.02
10/31/12	9.00	.11	.72	.83	(.14)	(.05)	(.19)	9.64	9.49	16	1.25	1.14	1.51	1.20
Class R-2:
10/31/16	11.46	.10	.25	.35	(.05)	(.33)	(.38)	11.43	3.19	733	1.13	1.12	1.47	.92
10/31/15	11.69	.11	—[6]	.11	(.07)	(.27)	(.34)	11.46	.89	699	1.14	1.04	1.39	.93
10/31/14	10.99	.10	.80	.90	(.10)	(.10)	(.20)	11.69	8.24	664	1.16	1.06	1.41	.88
10/31/13	9.65	.11	1.46	1.57	(.14)	(.09)	(.23)	10.99	16.59	572	1.14	1.04	1.40	1.11
10/31/12	9.01	.12	.72	.84	(.15)	(.05)	(.20)	9.65	9.52	448	1.17	1.07	1.44	1.26
Class R-2E:
10/31/16	11.63	.11	.29	.40	(.15)	(.33)	(.48)	11.55	3.57	43.81		.80	1.15	.96
10/31/15	11.90	.11	.06	.17	(.17)	(.27)	(.44)	11.63	1.45	1.85		.75	1.10	.93
10/31/14[7,15]	11.93	.04	(.07)	(.03)	—	—	—	11.90	(.25)[9,11]	—[12]	.06[9,11]	.04[9,11]	.39[9,11]	.33[9,11]
Class R-3:
10/31/16	11.58	.15	.25	.40	(.10)	(.33)	(.43)	11.55	3.56	1,148.71		.69	1.04	1.34
10/31/15	11.80	.15	.01	.16	(.11)	(.27)	(.38)	11.58	1.34	982.77		.67	1.02	1.29
10/31/14	11.09	.14	.80	.94	(.13)	(.10)	(.23)	11.80	8.60	831.79		.69	1.04	1.26
10/31/13	9.74	.15	1.46	1.61	(.17)	(.09)	(.26)	11.09	16.97	692.79		.69	1.05	1.47
10/31/12	9.08	.15	.74	.89	(.18)	(.05)	(.23)	9.74	10.08	530.79		.69	1.06	1.63
Class R-4:
10/31/16	11.67	.19	.25	.44	(.13)	(.33)	(.46)	11.65	3.96	1,173.39		.38	.73	1.63
10/31/15	11.89	.19	.01	.20	(.15)	(.27)	(.42)	11.67	1.66	865.46		.36	.71	1.60
10/31/14	11.17	.18	.81	.99	(.17)	(.10)	(.27)	11.89	8.96	587.47		.37	.72	1.58
10/31/13	9.81	.18	1.47	1.65	(.20)	(.09)	(.29)	11.17	17.30	449.47		.37	.73	1.78
10/31/12	9.15	.18	.74	.92	(.21)	(.05)	(.26)	9.81	10.35	324.47		.37	.74	1.94
Class R-5E:
10/31/16[7,13]	11.67	.18	.29	.47	(.17)	(.33)	(.50)	11.64	4.19[9]	85	.16[10]	.16[10]	.51[10]	1.64[10]

109     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$11.76	$.22	$ .26	$ .48	$(.16)	$(.33)	$(.49)	$11.75	4.29%	$ 474.09%		.07%	.42%	1.92%
10/31/15	11.99	.22	—[6]	.22	(.18)	(.27)	(.45)	11.76	1.83	343.17		.07	.42	1.85
10/31/14	11.25	.21	.83	1.04	(.20)	(.10)	(.30)	11.99	9.36	238.16		.06	.41	1.83
10/31/13	9.87	.22	1.48	1.70	(.23)	(.09)	(.32)	11.25	17.73	158.16		.06	.42	2.08
10/31/12	9.20	.22	.73	.95	(.23)	(.05)	(.28)	9.87	10.73	116.17		.07	.44	2.28
Class R-6:
10/31/16	11.74	.23	.25	.48	(.17)	(.33)	(.50)	11.72	4.26	2,360.03		.02	.37	2.02
10/31/15	11.96	.21	.02	.23	(.18)	(.27)	(.45)	11.74	1.96	1,522.12		.02	.37	1.80
10/31/14	11.23	.21	.82	1.03	(.20)	(.10)	(.30)	11.96	9.33	584.12		.02	.37	1.77
10/31/13	9.85	.21	1.49	1.70	(.23)	(.09)	(.32)	11.23	17.81	143.12		.02	.38	2.05
10/31/12	9.18	.21	.75	.96	(.24)	(.05)	(.29)	9.85	10.80	66.12		.02	.39	2.18

American Funds Target Date Retirement Series / Prospectus     110

American Funds 2015 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$11.07	$.22	$ .24	$ .46	$(.13)	$(.45)	$(.58)	$10.95	4.40%	$978.38%		.37%	.70%	2.02%
10/31/15	11.40	.22	(.12)	.10	(.16)	(.27)	(.43)	11.07	.88	912.47		.37	.71	2.00
10/31/14	10.89	.19	.70	.89	(.18)	(.20)	(.38)	11.40	8.32	865.47		.37	.70	1.72
10/31/13	9.86	.19	1.21	1.40	(.21)	(.16)	(.37)	10.89	14.67	728.46		.36	.69	1.82
10/31/12	9.31	.19	.67	.86	(.22)	(.09)	(.31)	9.86	9.54	622.49		.39	.73	2.04
Class B:
10/31/16	10.97	.15	.24	.39	(.06)	(.45)	(.51)	10.85	3.74[11]	—[12]	1.01[11]	.99[11]	1.32[11]	1.42[11]
10/31/15	11.36	.15	(.12)	.03	(.15)	(.27)	(.42)	10.97	.28[11]	—[12]	1.10[11]	1.00[11]	1.34[11]	1.35[11]
10/31/14[7,14]	10.83	.09	.44	.53	—	—	—	11.36	4.89[9,11]	—[12]	1.04[10,11]	.94[10,11]	1.27[10,11]	1.18[10,11]
Class C:
10/31/16	10.95	.13	.24	.37	(.08)	(.45)	(.53)	10.79	3.59	40	1.14	1.13	1.46	1.26
10/31/15	11.35	.13	(.12)	.01	(.14)	(.27)	(.41)	10.95	.15	28	1.21	1.11	1.45	1.23
10/31/14[7,14]	10.83	.06	.46	.52	—	—	—	11.35	4.80[9]	9	1.21[10]	1.11[10]	1.44[10]	.83[10]
Class F-1:
10/31/16	11.05	.21	.24	.45	(.14)	(.45)	(.59)	10.91	4.38	6.39		.38	.71	1.97
10/31/15	11.40	.22	(.12)	.10	(.18)	(.27)	(.45)	11.05	.90	2.48		.38	.72	1.97
10/31/14[7,14]	10.83	.12	.45	.57	—	—	—	11.40	5.26[9]	1	.47[10]	.37[10]	.70[10]	1.55[10]
Class F-2:
10/31/16	11.09	.24	.24	.48	(.16)	(.45)	(.61)	10.96	4.62	12.12		.11	.44	2.23
10/31/15	11.42	.25	(.12)	.13	(.19)	(.27)	(.46)	11.09	1.17	3.22		.12	.46	2.24
10/31/14[7,14]	10.83	.13	.46	.59	—	—	—	11.42	5.45[9]	1	.23[10]	.13[10]	.46[10]	1.72[10]
Class R-1:
10/31/16	10.85	.13	.23	.36	(.03)	(.45)	(.48)	10.73	3.50	13	1.18	1.16	1.49	1.23
10/31/15	11.18	.13	(.12)	.01	(.07)	(.27)	(.34)	10.85	.15	12	1.25	1.15	1.49	1.23
10/31/14	10.68	.10	.69	.79	(.09)	(.20)	(.29)	11.18	7.54	14	1.24	1.14	1.47	.96
10/31/13	9.68	.10	1.19	1.29	(.13)	(.16)	(.29)	10.68	13.72	13	1.25	1.15	1.48	1.04
10/31/12	9.15	.12	.66	.78	(.16)	(.09)	(.25)	9.68	8.67	12	1.25	1.14	1.48	1.30
Class R-2:
10/31/16	10.87	.13	.24	.37	(.05)	(.45)	(.50)	10.74	3.61	322	1.14	1.12	1.45	1.27
10/31/15	11.20	.15	(.13)	.02	(.08)	(.27)	(.35)	10.87	.17	336	1.14	1.04	1.38	1.33
10/31/14	10.70	.11	.70	.81	(.11)	(.20)	(.31)	11.20	7.65	357	1.16	1.06	1.39	1.04
10/31/13	9.70	.11	1.19	1.30	(.14)	(.16)	(.30)	10.70	13.82	348	1.14	1.04	1.37	1.14
10/31/12	9.16	.13	.66	.79	(.16)	(.09)	(.25)	9.70	8.84	309	1.17	1.07	1.41	1.35
Class R-2E:
10/31/16	11.04	.16	.25	.41	(.16)	(.45)	(.61)	10.84	3.97	26.81		.81	1.14	1.49
10/31/15	11.41	.18	(.10)	.08	(.18)	(.27)	(.45)	11.04	.78	—[12]	.81	.71	1.05	1.61
10/31/14[7,15]	11.42	.04	(.05)	(.01)	—	—	—	11.41	(.09)[9,11]	—[12]	.06[9,11]	.04[9,11]	.37[9,11]	.37[9,11]
Class R-3:
10/31/16	10.98	.18	.24	.42	(.09)	(.45)	(.54)	10.86	4.10	513.71		.70	1.03	1.69
10/31/15	11.31	.19	(.13)	.06	(.12)	(.27)	(.39)	10.98	.57	481.78		.68	1.02	1.70
10/31/14	10.80	.15	.70	.85	(.14)	(.20)	(.34)	11.31	8.06	485.79		.69	1.02	1.41
10/31/13	9.79	.15	1.20	1.35	(.18)	(.16)	(.34)	10.80	14.21	438.79		.69	1.02	1.49
10/31/12	9.25	.16	.66	.82	(.19)	(.09)	(.28)	9.79	9.15	376.80		.70	1.04	1.73
Class R-4:
10/31/16	11.06	.21	.25	.46	(.13)	(.45)	(.58)	10.94	4.44	425.39		.38	.71	2.00
10/31/15	11.40	.22	(.13)	.09	(.16)	(.27)	(.43)	11.06	.82	338.47		.37	.71	2.01
10/31/14	10.88	.19	.71	.90	(.18)	(.20)	(.38)	11.40	8.43	272.47		.37	.70	1.72
10/31/13	9.86	.18	1.21	1.39	(.21)	(.16)	(.37)	10.88	14.59	217.47		.37	.70	1.81
10/31/12	9.31	.19	.67	.86	(.22)	(.09)	(.31)	9.86	9.56	182.47		.37	.71	2.05
Class R-5E:
10/31/16[7,13]	11.04	.21	.29	.50	(.16)	(.45)	(.61)	10.93	4.87[9]	29	.16[10]	.16[10]	.49[10]	2.01[10]

111     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$11.15	$.25	$ .24	$ .49	$(.16)	$(.45)	$(.61)	$11.03	4.70%	$ 181.09%		.07%	.40%	2.28%
10/31/15	11.48	.26	(.13)	.13	(.19)	(.27)	(.46)	11.15	1.17	141.17		.07	.41	2.29
10/31/14	10.95	.22	.72	.94	(.21)	(.20)	(.41)	11.48	8.76	126.16		.06	.39	1.98
10/31/13	9.92	.21	1.22	1.43	(.24)	(.16)	(.40)	10.95	14.94	97.17		.07	.40	2.09
10/31/12	9.37	.22	.67	.89	(.25)	(.09)	(.34)	9.92	9.82	74.17		.07	.41	2.30
Class R-6:
10/31/16	11.12	.26	.23	.49	(.16)	(.45)	(.61)	11.00	4.77	850.03		.02	.35	2.38
10/31/15	11.45	.25	(.12)	.13	(.19)	(.27)	(.46)	11.12	1.22	627.12		.02	.36	2.22
10/31/14	10.92	.22	.72	.94	(.21)	(.20)	(.41)	11.45	8.83	273.12		.02	.35	1.99
10/31/13	9.90	.21	1.21	1.42	(.24)	(.16)	(.40)	10.92	14.92	73.12		.02	.35	2.09
10/31/12	9.34	.22	.69	.91	(.26)	(.09)	(.35)	9.90	10.01	34.13		.03	.37	2.28

American Funds Target Date Retirement Series / Prospectus     112

American Funds 2010 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class A:
10/31/16	$10.36	$.21	$ .22	$ .43	$(.14)	$(.31)	$(.45)	$10.34	4.38%	$573.39%		.38%	.71%	2.11%
10/31/15	10.76	.23	(.15)	.08	(.16)	(.32)	(.48)	10.36	.70	576.46		.36	.69	2.20
10/31/14	10.51	.21	.58	.79	(.22)	(.32)	(.54)	10.76	7.82	592.47		.37	.70	2.02
10/31/13	9.77	.22	.89	1.11	(.25)	(.12)	(.37)	10.51	11.77	542.48		.38	.70	2.24
10/31/12	9.37	.24	.60	.84	(.28)	(.16)	(.44)	9.77	9.33	511.49		.39	.72	2.56
Class B:
10/31/16	10.27	.12	.25	.37	—	(.31)	(.31)	10.33	3.76[11]	—[12]	1.05[11]	1.01[11]	1.34[11]	1.24[11]
10/31/15	10.71	.15	(.15)	—	(.12)	(.32)	(.44)	10.27	(.03)[11]	—[12]	1.17[11]	1.07[11]	1.40[11]	1.47[11]
10/31/14[7,14]	10.22	.07	.42	.49	—	—	—	10.71	4.79[9,11]	—[12]	1.17[10,11]	1.07[10,11]	1.40[10,11]	.93[10,11]
Class C:
10/31/16	10.23	.13	.22	.35	(.08)	(.31)	(.39)	10.19	3.66	22	1.14	1.13	1.46	1.34
10/31/15	10.71	.14	(.15)	(.01)	(.15)	(.32)	(.47)	10.23	(.14)	14	1.22	1.12	1.45	1.40
10/31/14[7,14]	10.22	.08	.41	.49	—	—	—	10.71	4.79[9]	6	1.21[10]	1.11[10]	1.44[10]	1.04[10]
Class F-1:
10/31/16	10.35	.21	.21	.42	(.15)	(.31)	(.46)	10.31	4.30	3.39		.38	.71	2.04
10/31/15	10.76	.21	(.14)	.07	(.16)	(.32)	(.48)	10.35	.68	1.48		.38	.71	2.06
10/31/14[7,14]	10.22	.11	.43	.54	—	—	—	10.76	5.28[9]	1	.47[10]	.37[10]	.70[10]	1.56[10]
Class F-2:
10/31/16	10.37	.24	.22	.46	(.17)	(.31)	(.48)	10.35	4.69	5.13		.12	.45	2.35
10/31/15	10.78	.26	(.16)	.10	(.19)	(.32)	(.51)	10.37	.89	2.23		.13	.46	2.52
10/31/14[7,14]	10.22	.14	.42	.56	—	—	—	10.78	5.48[9]	1	.23[10]	.13[10]	.46[10]	1.93[10]
Class R-1:
10/31/16	10.25	.13	.22	.35	(.06)	(.31)	(.37)	10.23	3.58	5	1.18	1.17	1.50	1.30
10/31/15	10.66	.14	(.15)	(.01)	(.08)	(.32)	(.40)	10.25	(.10)	4	1.25	1.15	1.48	1.40
10/31/14	10.43	.13	.57	.70	(.15)	(.32)	(.47)	10.66	6.91	5	1.25	1.15	1.48	1.23
10/31/13	9.68	.14	.89	1.03	(.16)	(.12)	(.28)	10.43	11.00	4	1.26	1.16	1.48	1.44
10/31/12	9.29	.17	.59	.76	(.21)	(.16)	(.37)	9.68	8.48	4	1.25	1.14	1.47	1.82
Class R-2:
10/31/16	10.19	.14	.21	.35	(.06)	(.31)	(.37)	10.17	3.66	130	1.14	1.12	1.45	1.38
10/31/15	10.60	.16	(.17)	(.01)	(.08)	(.32)	(.40)	10.19	(.10)	135	1.15	1.05	1.38	1.51
10/31/14	10.36	.14	.57	.71	(.15)	(.32)	(.47)	10.60	7.13	149	1.17	1.07	1.40	1.34
10/31/13	9.63	.15	.88	1.03	(.18)	(.12)	(.30)	10.36	11.08	144	1.15	1.05	1.37	1.57
10/31/12	9.25	.18	.58	.76	(.22)	(.16)	(.38)	9.63	8.45	135	1.18	1.08	1.41	1.89
Class R-2E:
10/31/16	10.33	.15	.23	.38	(.17)	(.31)	(.48)	10.23	3.92	16.81		.81	1.14	1.52
10/31/15	10.77	.19	(.13)	.06	(.18)	(.32)	(.50)	10.33	.58	—[12]	.78	.68	1.01	1.81
10/31/14[7,15]	10.78	.04	(.05)	(.01)	—	—	—	10.77	(.09)[9,11]	—[12]	.06[9,11]	.04[9,11]	.37[9,11]	.42[9,11]
Class R-3:
10/31/16	10.29	.18	.21	.39	(.11)	(.31)	(.42)	10.26	3.99	262.72		.70	1.03	1.79
10/31/15	10.69	.19	(.15)	.04	(.12)	(.32)	(.44)	10.29	.38	223.79		.69	1.02	1.86
10/31/14	10.45	.18	.57	.75	(.19)	(.32)	(.51)	10.69	7.44	205.79		.69	1.02	1.70
10/31/13	9.71	.19	.89	1.08	(.22)	(.12)	(.34)	10.45	11.47	197.79		.69	1.01	1.93
10/31/12	9.32	.21	.59	.80	(.25)	(.16)	(.41)	9.71	8.90	178.80		.70	1.03	2.25
Class R-4:
10/31/16	10.35	.21	.21	.42	(.14)	(.31)	(.45)	10.32	4.34	303.40		.38	.71	2.09
10/31/15	10.76	.23	(.16)	.07	(.16)	(.32)	(.48)	10.35	.63	236.47		.37	.70	2.19
10/31/14	10.51	.21	.58	.79	(.22)	(.32)	(.54)	10.76	7.84	170.47		.37	.70	2.02
10/31/13	9.77	.22	.89	1.11	(.25)	(.12)	(.37)	10.51	11.79	138.47		.37	.69	2.24
10/31/12	9.37	.24	.60	.84	(.28)	(.16)	(.44)	9.77	9.34	114.47		.37	.70	2.57
Class R-5E:
10/31/16[7,13]	10.32	.21	.27	.48	(.17)	(.31)	(.48)	10.32	4.97[9]	33	.17[10]	.17[10]	.50[10]	2.12[10]

113     American Funds Target Date Retirement Series / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reim- busements[4]	Ratio of expenses to average net assets after waivers/ reim- busements[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$10.43	$.24	$ .22	$ .46	$(.17)	$(.31)	$(.48)	$10.41	4.67%	$ 119.09%		.08%	.41%	2.38%
10/31/15	10.83	.26	(.15)	.11	(.19)	(.32)	(.51)	10.43	1.01	88.18		.08	.41	2.45
10/31/14	10.58	.23	.59	.82	(.25)	(.32)	(.57)	10.83	8.11	71.17		.07	.40	2.22
10/31/13	9.83	.25	.90	1.15	(.28)	(.12)	(.40)	10.58	12.15	43.17		.07	.39	2.48
10/31/12	9.43	.27	.60	.87	(.31)	(.16)	(.47)	9.83	9.60	46.17		.07	.40	2.89
Class R-6:
10/31/16	10.40	.26	.20	.46	(.17)	(.31)	(.48)	10.38	4.75	571.04		.02	.35	2.51
10/31/15	10.81	.24	(.14)	.10	(.19)	(.32)	(.51)	10.40	.95	490.13		.03	.36	2.33
10/31/14	10.56	.23	.60	.83	(.26)	(.32)	(.58)	10.81	8.18	163.12		.02	.35	2.22
10/31/13	9.81	.25	.90	1.15	(.28)	(.12)	(.40)	10.56	12.21	41.12		.02	.34	2.53
10/31/12	9.41	.27	.60	.87	(.31)	(.16)	(.47)	9.81	9.68	19.13		.03	.36	2.86

	Period ended October 31
Portfolio turnover rate for all share classes	2016	2015	2014	2013	2012
American Funds 2060 Target Date Retirement Fund	12%	20%[7,8,9]
American Funds 2055 Target Date Retirement Fund	3	6	2%	6%	10%
American Funds 2050 Target Date Retirement Fund	2	6	1	2	3
American Funds 2045 Target Date Retirement Fund	3	5	1	2	3
American Funds 2040 Target Date Retirement Fund	2	5	1	2	2
American Funds 2035 Target Date Retirement Fund	3	5	1	2	3
American Funds 2030 Target Date Retirement Fund	3	6	2	2	4
American Funds 2025 Target Date Retirement Fund	5	9	3	2	3
American Funds 2020 Target Date Retirement Fund	5	8	4	3	4
American Funds 2015 Target Date Retirement Fund	8	15	6	7	8
American Funds 2010 Target Date Retirement Fund	14	19	17	18	10

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges.

3 This column reflects the impact, if any, of certain waivers/reimbursements from Capital Research and Management Company. During the periods shown, Capital Research and Management Company reduced fees for investment advisory services. During some of the periods shown, Capital Research and Management Company reimbursed other fees and expenses during the funds' startup period and paid a portion of the funds' administrative services fees for certain retirement plan share classes.

4 This column does not include expenses of the underlying funds in which each fund invests.

5 This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class's expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

6 Amount less than $.01.

7 Based on operations for the period shown and, accordingly, is not representative of a full year.

8 For the period March 27, 2015, commencement of operations, through October 31, 2015.

9 Not annualized.

10 Annualized.

11 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

12 Amount less than $1 million.

13 Class R-5E shares were offered beginning November 20, 2015.

14 Class B, C, F-1 and F-2 shares were offered beginning February 21, 2014.

15 Class R-2E shares were offered beginning August 29, 2014.

American Funds Target Date Retirement Series / Prospectus     114

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For dealer services	American Funds Distributors (800) 421-9900
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the series, including the series’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the series, the series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the series. You may also occasionally receive proxy statements for the series. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the series at 333 South Hope Street, Los Angeles, California 90071-1406.

MFGEPRX-850-0517P Litho in USA CGD/DFS/9773 Investment Company File No. 811-21981

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American Funds Target Date Retirement Series®

Part B
Statement of Additional Information

April 7, 2017

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Target Date Retirement Series (the “series”) dated April 7, 2017. Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds listed below. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the series at the following address:

American Funds Target Date Retirement Series
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3	Class R-1
American Funds 2060 Target Date Retirement Fund®	AANTX	CCKTX	TDSSX	FAWTX	FBKTX	FCKTX	RANTX
American Funds 2055 Target Date Retirement Fund®	AAMTX	CCJTX	TDFWX	FAJTX	FBJTX	FCJTX	RAMTX
American Funds 2050 Target Date Retirement Fund®	AALTX	CCITX	TDFYX	FAITX	FBITX	DITFX	RAITX
American Funds 2045 Target Date Retirement Fund®	AAHTX	CCHTX	TDFUX	FATTX	FBHTX	FCHTX	RAHTX
American Funds 2040 Target Date Retirement Fund®	AAGTX	CCGTX	TDFOX	FAUTX	FBGTX	FCGTX	RAKTX
American Funds 2035 Target Date Retirement Fund®	AAFTX	CCFTX	TDFHX	FAQTX	FBFTX	FDFTX	RAFTX
American Funds 2030 Target Date Retirement Fund®	AAETX	CCETX	TDFMX	FAETX	FBETX	FCETX	RAETX
American Funds 2025 Target Date Retirement Fund®	AADTX	CCDTX	TDLMX	FAPTX	FBDTX	FDDTX	RADTX
American Funds 2020 Target Date Retirement Fund®	AACTX	CCCTX	TDAMX	FAOTX	FBCTX	FCCTX	RACTX
American Funds 2015 Target Date Retirement Fund®	AABTX	CCBTX	TDQMX	FAKTX	FBBTX	FDBTX	RAJTX
American Funds 2010 Target Date Retirement Fund®	AAATX	CCATX	TDMMX	FAATX	FBATX	DJTFX	RAATX

	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds 2060 Target Date Retirement Fund®	RBNTX	RBENX	RCNTX	RDKTX	RHKTX	REMTX	RFUTX
American Funds 2055 Target Date Retirement Fund®	RBMTX	RBEMX	RCMTX	RDJTX	RHJTX	REKTX	RFKTX
American Funds 2050 Target Date Retirement Fund®	RBITX	RBHEX	RCITX	RDITX	RHITX	REITX	RFITX
American Funds 2045 Target Date Retirement Fund®	RBHTX	RBHHX	RCHTX	RDHTX	RHHTX	REHTX	RFHTX
American Funds 2040 Target Date Retirement Fund®	RBKTX	RBEKX	RCKTX	RDGTX	RHGTX	REGTX	RFGTX
American Funds 2035 Target Date Retirement Fund®	RBFTX	RBEFX	RCFTX	RDFTX	RHFTX	REFTX	RFFTX
American Funds 2030 Target Date Retirement Fund®	RBETX	RBEEX	RCETX	RDETX	RHETX	REETX	RFETX
American Funds 2025 Target Date Retirement Fund®	RBDTX	RBEDX	RCDTX	RDDTX	RHDTX	REDTX	RFDTX
American Funds 2020 Target Date Retirement Fund®	RBCTX	RBEHX	RCCTX	RDCTX	RHCTX	RECTX	RRCTX
American Funds 2015 Target Date Retirement Fund®	RBJTX	RBEJX	RCJTX	RDBTX	RHBTX	REJTX	RFJTX
American Funds 2010 Target Date Retirement Fund®	RBATX	RBEAX	RCATX	RDATX	RHATX	REATX	RFTTX

Investment portfolio
Financial statements

American Funds Target Date Retirement Series — Page 1

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” and “Information regarding underlying funds,” which provide information about the series, the funds and the underlying funds.

The funds

The following descriptions of securities, investment techniques and risks apply to each of the funds.

Investment techniques relating to the funds in the series — In addition to its investments in the underlying funds, a portion of each fund’s assets, which will normally be less than 20%, may be held in cash or cash equivalents, including but not limited to obligations of banks, such as time deposits, or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d) repurchase agreements.

Each fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. There is no limit on the extent to which each fund may take temporary defensive measures. In taking such measures, each fund may fail to achieve its investment objective.

Investment techniques relating to the underlying funds — Because the following is a combined summary of investment strategies of all of the underlying funds, certain matters described herein will only apply to your fund to the extent it is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund’s prospectus or the “Fund policies” section of this SAI, or by applicable law, each fund in the series may invest in underlying funds which engage in each of the practices described below.

The underlying funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Cash and cash equivalents — In addition to its investments in the underlying funds, a portion of the fund’s assets may be held in cash or cash equivalents, including shares of money market funds. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the investment adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not

American Funds Target Date Retirement Series — Page 2

limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

The underlying funds

The following is a combined summary of investment strategies of all the underlying funds. Certain matters described below will only apply to a fund in the series to the extent such fund is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund’s prospectus or the “Fund policies” section of this statement of additional information, or by applicable law, each fund in the series may invest in underlying funds, which engage in each of the practices described below. The value of the fund will fluctuate as the values of the underlying funds change.

Equity securities — An underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an underlying fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt instruments — An underlying fund may invest in debt securities. Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

American Funds Target Date Retirement Series — Page 3

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may

American Funds Target Date Retirement Series — Page 4

entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

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Warrants and rights — Warrants and rights may be acquired by an underlying fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — An underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent an underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer an underlying fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends.

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Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with an underlying fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and an underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

In determining the domicile of an issuer, the underlying fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While an underlying fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the underlying fund’s

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investment. If this happened, the underlying fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the underlying fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the underlying fund to suffer a loss. An underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Insufficient market information — An underlying fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by an underlying fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws

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may permit retroactive taxation so that an underlying fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — An underlying fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by an underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

Investing through Stock Connect — An underlying fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact an underlying fund’s rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and an underlying fund may experience delays in transacting via Stock Connect. An underlying fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing

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government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

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Pass-through securities — An underlying fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in

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bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.
“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

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Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Municipal lease obligations — An underlying fund may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the investment adviser. In determining whether these securities are liquid, the investment adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

Municipal inflation-indexed bonds — An underlying fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.

Insured municipal bonds — An underlying fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. When assigning a credit rating to an insured municipal bond the investment adviser considers the higher of the credit rating of the insurer, based on the insurer’s claims-paying ability, and the credit rating of the issuer (or the equivalent as determined by the investment adviser if the issuer is not rated by the rating agencies). Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund’s shares. If the credit rating of the insurer were reduced, this could have an adverse effect upon the credit rating of the insured bond and, therefore, its market value.

U.S. Territories and Commonwealth obligations — An underlying fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, affect negatively the value of the funds’ holdings in such obligations.

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The following section provides only a brief summary of the complex factors affecting the financial condition of Puerto Rico that could adversely affect the funds’ investments in Puerto Rico municipal obligations. This information is based on information publicly available from Commonwealth authorities and other sources available prior to July 15, 2016 and has not been independently verified.

For the last several years, certain municipal issuers in Puerto Rico have experienced — and, in some cases, continue to experience — significant financial difficulties. The Puerto Rican economy is characterized by ongoing economic stagnation and fiscal challenges, including persistent budget deficits, underfunded public pensions, high unemployment, significant debt service obligations and liquidity issues. On July 5, 2016, following Puerto Rico’s payment default on certain general obligation bonds, Fitch Ratings downgraded Puerto Rico’s issuer default rating to RD and its general obligation bond rating to D. From December 2015 through July 2016, the credit ratings of Puerto Rico’s general obligation bonds were downgraded by Moody’s Investors Service and Standard & Poor’s Ratings Services to Caa3 and D, respectively. The downgraded credit rating has triggered the acceleration of certain of the Commonwealth’s debt instruments and additional collateral requirements for certain of its interest rate exchange agreements. More broadly, the credit rating downgrades have led to less market demand, less liquidity, wider spreads and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties, including default and restructuring of certain Puerto Rico municipal securities, could further reduce its ability to access financial markets, which may adversely affect the funds’ investments and investment results.

In June 2014, Puerto Rico enacted the Puerto Rico Corporations Debt Enforcement and Recovery Act (the “Debt Enforcement Act”), which would have permitted certain public corporations in Puerto Rico to restructure their outstanding debt obligations should they become insolvent. Certain holders of Puerto Rico municipal debt filed suit to have the Debt Enforcement Act declared unconstitutional and unenforceable. In June 2016, the U.S. Supreme Court ruled that the Debt Enforcement Act is unconstitutional as preempted by the U.S. Bankruptcy Code and therefore void.

President Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) on June 30, 2016. The PROMESA allows Puerto Rico to restructure its outstanding debt obligations. It also establishes an oversight and management board that is empowered to approve Puerto Rico’s fiscal plans and budgets. Additionally, the PROMESA stays creditor litigation until the later of February 15, 2017 or six months after the establishment of the board. The stay also applies retroactively to litigation commenced since December 18, 2015.

On April 6, 2016, Governor Padilla signed into law the Puerto Rico Emergency Moratorium and Financial Rehabilitation Act (“Emergency Moratorium Act”), which enabled the Governor to declare a moratorium on debt payments until at least January 2017. Pursuant to the Emergency Moratorium Act, Governor Padilla issued an executive order on June 30, 2016 declaring a moratorium on the Commonwealth’s obligation to make payments on any bonds or notes issued or guaranteed by the Commonwealth. Accordingly, Puerto Rico did not make its debt payment of $1.9 billion scheduled for July 1, 2016. Holders of Puerto Rican general obligation bonds brought suit in the U.S. District Court for the Southern District of New York challenging the Emergency Moratorium Act. Although it is not presently possible to predict the ultimate outcome of these proceedings, if the District Court upholds the Emergency Moratorium Act, issuers of Puerto Rican debt obligations will be temporarily permitted to suspend payments. Such a suspension of payments could have a negative impact on the marketability, liquidity or value of certain investments held by the fund, which could adversely affect its investment results.

Puerto Rico is a party to numerous legal proceedings that, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the Commonwealth to

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pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the funds’ investments.

Zero coupon bonds — Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pre-refunded bonds — From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase U.S. government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.

Derivatives — In pursuing its investment objective, the underlying fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described below under “Currency transactions,” the underlying fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the underlying fund as a result of the failure of the underlying fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a derivative instrument may result in losses. Further, if an underlying fund’s counterparty were to default on its obligations, the underlying fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the underlying fund’s rights as a creditor and delay or impede the underlying fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the underlying fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the underlying fund’s other investments, the ability of the underlying fund to successfully utilize

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such derivative instruments may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the underlying fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the underlying fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the underlying fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the underlying fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the underlying fund’s derivative positions, the underlying fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the underlying fund.

Because certain derivative instruments may obligate the underlying fund to make one or more potential future payments, which could significantly exceed the value of the underlying fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the underlying fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the underlying fund’s investment in the instrument. When an underlying fund leverages its portfolio, investments in that underlying fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the underlying fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the underlying fund’s portfolio. Because the underlying fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the underlying fund’s investments in such derivatives may also require the underlying fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The underlying fund may enter into futures contracts to seek to manage the underlying fund’s interest rate sensitivity by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the underlying fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the underlying fund purchases or sells a security, such as a stock or bond, no price is paid or received by the underlying fund upon the purchase or sale of a futures contract. When the underlying fund enters into a futures contract, the underlying fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the underlying fund upon

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termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the underlying fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the underlying fund but is instead a settlement between the underlying fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the underlying fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the underlying fund, the underlying fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the underlying fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the underlying fund.

When the underlying fund invests in futures contracts and deposits margin with an FCM, the underlying fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the underlying fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is more, the underlying fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is less, the underlying fund realizes a loss.

The underlying fund is generally required to segregate liquid assets equivalent to the underlying fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the underlying fund will segregate or earmark liquid assets in an amount equal to the contract price the underlying fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the underlying fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the underlying fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the

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underlying fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the underlying fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the underlying fund may be able to utilize these contracts to a greater extent than if the underlying fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the underlying fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the underlying fund’s portfolio. However, segregation of liquid assets will not limit the underlying fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the underlying fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the underlying fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the underlying fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the underlying fund had purchased the reference asset directly. When the underlying fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the underlying fund may be prevented from promptly liquidating unfavorable futures positions and the underlying fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the underlying fund to substantial losses. Additionally, the underlying fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the underlying fund would remain obligated to meet margin requirements until the position is cleared. As a result, the underlying fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the underlying fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — An underlying fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the underlying fund by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated

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short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, an underlying fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The underlying fund will generally segregate assets with a daily value at least equal to the excess, if any, of the underlying fund’s accrued obligations under the swap agreement over the accrued amount the underlying fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the underlying fund’s investment adviser. To the extent an underlying fund enters into bilaterally negotiated swap transactions, the underlying fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the underlying fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, an underlying fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

An underlying fund may enter into a CDX transaction as either protection buyer or protection seller. If the underlying fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the underlying fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the underlying fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the underlying fund, coupled with the periodic payments previously received by the underlying fund, may be less than the full notional value that the underlying fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the underlying fund. Furthermore, as a protection seller, the underlying fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

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The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that an underlying fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the underlying fund might have may be subject to applicable bankruptcy laws, which could delay or limit the underlying fund’s recovery. Thus, if an underlying fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the underlying fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when an underlying fund invests in a CDX as a protection seller, the underlying fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the underlying fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the underlying fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, an underlying fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the underlying fund. In connection with CDX transactions in which an underlying fund acts as protection buyer, the underlying fund will segregate liquid assets with a value at least equal to the underlying fund’s exposure (i.e., any accrued but unpaid net amounts owed by the underlying fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When an underlying fund acts as protection seller, the underlying fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the underlying fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the underlying fund’s portfolio. However, segregation of liquid assets will not limit an underlying fund’s exposure to loss. To maintain this required margin, an underlying fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the underlying fund’s ability to otherwise invest those assets in other securities or instruments.

Currency transactions — An underlying fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). In addition, an underlying fund may enter into forward currency contracts to protect against changes in currency exchange rates. An underlying fund may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, an underlying fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the

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underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. An underlying fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. In addition, an underlying fund may use foreign currency contracts in order to increase exposure to a certain currency or to shift exposure to currency fluctuations from one currency to another. Entering into forward currency transactions may change the underlying fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the underlying fund’s investment adviser. For example, if the underlying fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, a fund may incur a loss. Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause a fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The underlying fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission (“SEC”).

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by an underlying fund.

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

Certain underlying funds may enter into roll transactions, such as a mortgage dollar roll where an underlying fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), an underlying fund forgoes principal and interest paid on the mortgage-backed securities. An underlying fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. An underlying fund could suffer a loss if the contracting party fails to perform the future transaction and an underlying fund is therefore unable to buy back the mortgage-backed securities it initially sold. An underlying fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase an underlying fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

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An underlying fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent an underlying fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the underlying fund’s portfolio securities decline while the underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. An underlying fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, an underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, an underlying fund may sell such securities.

Repurchase agreements — An underlying fund may enter into repurchase agreements under which the underlying fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit an underlying fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. An underlying fund will only enter into repurchase agreements involving securities of the type in which it could otherwise invest. If the seller under the repurchase agreement defaults, the underlying fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the underlying fund may be delayed or limited.

An underlying fund may also enter into “roll” transactions. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. An underlying fund assumes the risk of price and yield fluctuations during the time of the commitment. Such fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions with broker-dealers.

Inflation linked bonds — An underlying fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

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Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, an underlying fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for an underlying fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Maturity — The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid. The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of an underlying fund’s portfolio accordingly. Keeping in mind the underlying fund’s objective, the investment adviser may increase the underlying fund’s exposure to price volatility when it appears likely to increase current income without undue risk of capital losses. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the underlying fund. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Reinsurance related notes and bonds — An underlying fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, an underlying fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Variable and floating rate obligations — The interest rates payable on certain securities in which an underlying fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated

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intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Lower rated debt securities — Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of an underlying fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, an underlying fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, an underlying fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely an underlying fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of an underlying fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. An underlying fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not

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necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Options on U.S. Treasury Securities – An underlying fund may purchase put and call options on U.S. Treasury securities (“Treasury securities”). A put (call) option gives the underlying fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the underlying fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter (“OTC options”). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Loan assignments and participations — An underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the underlying fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the underlying fund is committed to advance additional funds, the underlying fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

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Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

An underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the underlying fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. An underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the underlying fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the underlying fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for an underlying fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among

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institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that an underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, an underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Cash and cash equivalents — An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

4(2) commercial paper — An underlying fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the underlying fund’s board of trustees.

Restricted or illiquid securities — An underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the underlying fund or cause it to incur additional administrative costs.

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Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the underlying fund’s adviser under procedures adopted by the underlying fund’s board. The underlying fund’s adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. An underlying fund may incur significant additional costs in disposing of illiquid securities. If an underlying fund holds more than 15% of its net assets in illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, an underlying fund will seek over time to increase its investments in liquid securities to the extent practicable.

Investments in registered open-end investment companies and unit investment trusts — An underlying fund may not acquire securities of open-end investment companies or investment unit trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and each of the underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to a fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund, each of the underlying funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of a fund’s or an underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, each underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

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Cybersecurity risks may also impact issuers of securities in which the underlying funds invest, which may cause an underlying fund’s investments in such issuers to lose value.

* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

A fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio were replaced once per year. See “Financial Highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years where available.

	Fiscal year	Portfolio turnover rate
American Funds 2060 Target Date Retirement Fund	2016	12%
	2015	20
American Funds 2055 Target Date Retirement Fund*	2016	3
	2015	6
American Funds 2050 Target Date Retirement Fund*	2016	2
	2015	6
American Funds 2045 Target Date Retirement Fund*	2016	3
	2015	5
American Funds 2040 Target Date Retirement Fund*	2016	2
	2015	5
American Funds 2035 Target Date Retirement Fund*	2016	3
	2015	5
American Funds 2030 Target Date Retirement Fund*	2016	3
	2015	6
American Funds 2025 Target Date Retirement Fund*	2016	5
	2015	9
American Funds 2020 Target Date Retirement Fund*	2016	5
	2015	8
American Funds 2015 Target Date Retirement Fund*	2016	8
	2015	15
American Funds 2010 Target Date Retirement Fund	2016	14
	2015	19

* The increase in the portfolio turnover rate was due to increased trading activity during the fiscal period.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing a fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The series has adopted the following policies with respect to each fund, which may not be changed without approval by holders of a majority of the fund’s outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, such fund’s investments would be concentrated in any particular industry.

2. A fund may not invest in companies for the purpose of exercising control or management.

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Additional information about each fund’s policies — The information below is not part of the funds’ fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the funds. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, each fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, each fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of such fund’s commitment, such agreement or transaction will not be considered a senior security by such fund.

For purposes of fundamental policy 1c, the policy will not apply to a fund to the extent such fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, each fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the funds’ purchase of debt obligations.

For purposes of fundamental policy 1f, each fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. For purposes of calculating compliance with restrictions on industry concentrations, each fund will look through to the securities held by the underlying funds in which it invests. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto. Each fund may, however, invest substantially all of its assets in one or more investment companies managed by Capital Research and Management Company.

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Management of the series

Board of trustees and officers

Independent trustees1

The series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the series’ registration statement.

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Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2009)	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2010)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, municipal and nonprofit organizations · MBA
Leonard R. Fuller, 1946 Trustee (2007)	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None	· Former partner, public accounting firm · Financial management consulting · Service on advisory and trustee boards for municipal, educational and nonprofit organizations · MBA
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2010)	Private investor	80	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014); The Swiss Helvetia Fund, Inc. (until 2016)	· Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) · Service on trustee boards for charitable, educational and nonprofit organizations

American Funds Target Date Retirement Series — Page 33

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Merit E. Janow, 1958 Trustee (2007)	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc. Former director of The NASDAQ Stock Market LLC (until 2016)

·  Service with Office of the U.S. Trade Representative and U.S. Department of Justice

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Experience as corporate lawyer

·  JD

Laurel B. Mitchell, PhD, 1955 Trustee (2010)	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None

·  Professor at multiple universities

·  Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

·  Experience in corporate management and public accounting

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  PhD, accounting

·  Formerly licensed as CPA

Frank M. Sanchez, 1943 Trustee (2010)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None	· Senior academic leadership position · Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · PhD, education administration and finance

American Funds Target Date Retirement Series — Page 34

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Margaret Spellings, 1957 Trustee (2010)	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc. Former director of Apollo Education Group, Inc. (until 2013)

·  Former U.S. Secretary of Education, U.S. Department of Education

·  Former Assistant to the President for Domestic Policy, The White House

·  Former senior advisor to the Governor of Texas

·  Service on advisory and trustee boards for charitable and nonprofit organizations

Steadman Upham, PhD, 1949 Trustee (2010)	President Emeritus and University Professor, The University of Tulsa	79	None	· Senior academic leadership positions at multiple universities · Service on advisory and trustee boards for educational and nonprofit organizations · PhD, anthropology

American Funds Target Date Retirement Series — Page 35

Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the series’ service providers also permit the interested trustees to make a significant contribution to the series’ board.

Name, year of birth and position with series (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
John H. Smet, 1956 Vice Chairman of the Board (2007)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael J. Downer, 1955 President and Trustee (2006)	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company*	11	None

Other officers5

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Alan N. Berro, 1960 Senior Vice President (2007)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Joanna F. Jonsson, 1963 Senior Vice President (2014)	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company*; Director, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President (2007)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Wesley K.-S. Phoa, 1966 Senior Vice President (2012)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Vice President – Investment Services, Capital Research and Management Company
Andrew B. Suzman, 1967 Senior Vice President (2012)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.*; Director, The Capital Group Companies, Inc.*
Bradley J. Vogt, 1965 Senior Vice President (2012)	Chairman of the Board, Capital Research Company*; Partner – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Richard M. Lang, 1969 Vice President (2015)	Vice President, American Funds Distributors, Inc.*

American Funds Target Date Retirement Series — Page 36

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Maria T. Manotok, 1974 Vice President (2010)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company*
Steven I. Koszalka, 1964 Secretary (2006)	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2007)	Vice President - Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2015)	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the 1940 Act.

2 Trustees and officers of the series serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the series within the meaning of the 1940 Act, on the basis of his or her affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

5 All of the trustees and/or officers listed, except Richard M. Lang, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

American Funds Target Date Retirement Series — Page 37

Fund shares owned by trustees as of December 31, 2016:

Name	Dollar range[1] of fund shares owned in series	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	$50,001 – $100,000[4]	Over $100,000	$10,001 – $50,000	$50,001 – $100,000
James G. Ellis	None[4]	Over $100,000	N/A	N/A
Leonard R. Fuller	None[4]	$10,001 – $50,000	N/A	Over $100,000
R. Clark Hooper	$10,001 – $50,000[4]	Over $100,000	N/A	Over $100,000
Merit E. Janow	$1 – $10,000[4]	Over $100,000	N/A	N/A
Laurel B. Mitchell	$10,001 – $50,000[4]	Over $100,000	$10,001 – $50,000	$50,001 – $100,000
Frank M. Sanchez	None[4]	$1 – $10,000	N/A	N/A
Margaret Spellings	None[4]	Over $100,000	N/A	Over $100,000
Steadman Upham	Over $100,000[4]	Over $100,000	Over $100,000	Over $100,000

American Funds Target Date Retirement Series — Page 38

Name	Dollar range[1] of fund shares owned in series	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
John H. Smet	Over $100,000	Over $100,000
Michael J. Downer	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2  N/A indicates that the listed individual, as of December 31, 2016, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4 Shares of the funds in the series are only available through tax-favored retirement plans and IRAs. The role these funds would play in a trustee’s investment portfolio will vary and depend on a number of factors including tax, retirement plan coverage and plan terms, and other retirement planning considerations. A trustee may have exposure to the funds in the series through an allocation of some or all of his or her nonqualified deferred compensation account.

Trustee compensation — No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the series” section in this statement of additional information, all other officers and trustees of the series are directors, officers or employees of the investment adviser or its affiliates. The boards of the series and other funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual fee, which ranges from $10,426 to $21,327, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the series. The series also reimburses certain expenses of the independent trustees.

American Funds Target Date Retirement Series — Page 39

Trustee compensation earned during the fiscal year ended October 31, 2016:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault	$28,124	$379,292
James G. Ellis	28,023	386,167
Leonard R. Fuller[2]	27,294	375,792
R. Clark Hooper	29,347	481,017
Merit E. Janow	25,850	368,042
Laurel B. Mitchell[2]	34,369	292,417
Frank M. Sanchez	33,255	281,417
Margaret Spellings[2]	24,018	411,786
Steadman Upham[2]	27,801	355,667

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the series in 2007. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2016 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the series (plus earnings thereon) through the end of the 2016 fiscal year for participating trustees is as follows: Leonard R. Fuller ($22,268), Laurel B. Mitchell ($11,642), Margaret Spellings ($20,048) and Steadman Upham ($75,552). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the series until paid to the trustees.

Series organization and the board of trustees — The series, an open-end, diversified management investment company, was organized as a Maryland corporation on November 6, 2006, and reorganized as a Delaware statutory trust on January 1, 2011. All series operations are supervised by the series’ board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the series.

The series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the series will be allocated among the funds in proportion to the total net assets of each fund.

Each fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the series’ rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with

American Funds Target Date Retirement Series — Page 40

respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all funds and classes of the series vote together on matters that affect all funds and share classes in substantially the same manner. Each fund or share class votes separately on matters that affect that fund or class alone. In addition, the trustees have the authority to establish new funds and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The series’ declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Certain trustees and officers of the series may also serve in similar positions with some of the underlying funds. Thus, if the interests of one of the funds in the series and the underlying funds were ever to diverge, it is possible that an issue could arise and affect how the trustees and officers fulfill their fiduciary duties to that fund. The series has been structured to minimize these concerns. However, conceivably, a situation could occur where proper action for one of the funds in the series could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the trustees and officers of the affected funds and Capital Research and Management Company will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential issue.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the series will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for series management and counsel to the independent trustees and the series.

Risk oversight — Day-to-day management of the series, including risk management, is the responsibility of the series’ contractual service providers, including the series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the series’ operations, including the processes and associated risks relating to the series’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the series’ service providers, including risks. For example, the board receives reports from

American Funds Target Date Retirement Series — Page 41

investment professionals regarding risks related to the series’ investments and trading. The board also receives compliance reports from the series’ and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the series’ board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The series has an audit committee comprised of Leonard R. Fuller, Laurel B. Mitchell, Frank M. Sanchez and Steadman Upham. The committee provides oversight regarding the series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the series’ principal service providers. The committee acts as a liaison between the series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2016 fiscal year.

The series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2016 fiscal year.

The series has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow and Margaret Spellings. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the series, addressed to the series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2016 fiscal year.

The independent board members of the series have oversight responsibility for the series and certain other funds managed by the investment adviser. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee functions independently and is not a decision making body. The purpose of the committees is to assist the board of each series in the oversight of the investment management services provided by the investment adviser. In addition to regularly monitoring and reviewing investment results, investment

American Funds Target Date Retirement Series — Page 42

activities and strategies used to manage the fund’s assets, the committees also receive reports from the investment adviser’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the fund’s investment objectives. Each committee reports to the full board of the series.

Proxy voting procedures and principles — The series’ investment adviser, in consultation with the series’ board, has adopted Proxy Voting Procedures and Principles for American Funds Target Date Retirement Series (the “Principles”) with respect to voting proxies of securities held by the funds. The American Funds Target Date Retirement Series and its investment adviser, Capital Research and Management Company, are committed to acting in the best interests of the shareholders of each fund in the series. Each fund in the series will principally invest in other American Funds. If an underlying fund has a shareholder meeting, a fund will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. In the unlikely event that a fund should have to vote a proxy that is not a proxy of an underlying fund, the fund will vote in accordance with the Principles adopted by the underlying funds. For information on the proxy voting procedures and Principles for each of the underlying funds, please see the statement of additional information for each underlying fund.

Information regarding how the series and each underlying fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website at americanfunds.com and (c) on the SEC’s website at sec.gov. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by each fund to own beneficially, 5% or more of any class of its shares as of the opening of business on March 8, 2017. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

American Funds 2060 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	12.70%
Individual Investor La Canada, CA	Beneficial	Class A	9.72
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2	5.63 5.88 6.30 17.29
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C	19.22
LPL Financial Omnibus Account San Diego, CA	Record	Class C Class F-2	6.60 17.80
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	41.90 12.28
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-6	35.82 10.81

American Funds Target Date Retirement Series — Page 43

Name and address	Ownership	Ownership percentage
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-1	7.02
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-2	37.54
Capital Group Private Client Services Account Irvine, CA	Record	Class F-2	5.23
RBC Capital Markets, LLC Omnibus Account Minneapolis, MN	Record	Class F-2	5.15
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
Advance Energy Technologies 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	24.06
Midwest Community Credit Union 401K Plan Fargo, ND	Record Beneficial	Class R-1	17.86
Solartek Solutions, LLC 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	12.74
Thinq, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	9.48
Dr. Schneider Automotive System 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	7.08
Paradigm Video, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	5.69
State Street Bank & Trust Co. Omnibus Account Harrison, NY	Record	Class R-2E	10.52
Engineering Associates, Inc. 401K Plan Greenwood Village, CO	Record Beneficial	Class R-2E	10.29
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	6.52
Kansas Ethanol, LLC 401K Plan Covington, KY	Record Beneficial	Class R-2E	6.15
Engineered Construction Services 401K Plan Covington, KY	Record Beneficial	Class R-2E	5.82
Equity-League 401K Plan Westwood, MA	Record Beneficial	Class R-3	7.96
COOP Country Farmers Elevators 401K Plan Greenwood Village, CO	Record Beneficial	Class R-3	6.29
NFS, LLC 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5E Class R-6	7.65 66.09 15.90

American Funds Target Date Retirement Series — Page 44

Name and address	Ownership	Ownership percentage
401K Plan Pittsburgh, PA	Beneficial	Class R-4	5.06
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	51.10
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	11.70
Major League Soccer 401K Plan Covington, KY	Record Beneficial	Class R-5E	9.68
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	10.88
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	5.88

American Funds 2055 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	7.31%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class F-2	5.76 17.37
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C Class F-1	12.04 5.59
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	7.37 46.94 18.01
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-6	28.58 5.73
Individual Investor #1 Cheltenham, PA	Beneficial	Class F-2	10.22
Individual Investor #2 Cheltenham, PA	Beneficial	Class F-2	9.99
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	8.22
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	8.02
Individual Investor #3 Oakland, CA	Beneficial	Class F-2	7.62
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	6.87
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00

American Funds Target Date Retirement Series — Page 45

Name and address	Ownership	Ownership percentage
Aristotle Corporation 401K Plan Westwood, MA	Record Beneficial	Class R-1	8.07
LAD Global Enterprises, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	6.23
Vortechx Applied Technologies 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	6.09
State Street Bank & Trust Co. Omnibus Account Harrison, NY	Record	Class R-2E	29.71
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	8.68
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	18.01 14.07 55.62 28.46
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	19.81
Taynik & Co. Boston, MA	Record	Class R-5	5.13
Major League Soccer 401K Plan Covington, KY	Record Beneficial	Class R-5E	26.87
Cooperative Rabobank 401K Plan Fort Wayne, IN	Record Beneficial	Class R-5E	5.91
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	7.39

American Funds 2050 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class R-1	7.24% 6.68 7.52 31.52 6.30
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	6.86
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C	11.71
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	6.34 69.96 19.35
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-2	6.33 19.54

American Funds Target Date Retirement Series — Page 46

Name and address	Ownership	Ownership percentage
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-6	11.78 6.94
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	9.72
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
Personal Physician Group, LLP 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	12.03
State Street Bank & Trust Co. Omnibus Account Harrison, NY	Record	Class R-2E Class R-5	20.17 10.41
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	10.22
Equity-League 401K Plan Parsippany, NJ	Record Beneficial	Class R-3	9.87
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	15.03 14.12 58.85 24.25
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	17.91
Taynik & Co. Boston, MA	Record	Class R-5	6.76
Major League Soccer 401K Plan Covington, KY	Record Beneficial	Class R-5E	17.05
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	7.73
Cooperative Rabobank 401K Plan Fort Wayne, IN	Record Beneficial	Class R-5E	6.63
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	5.71

American Funds 2045 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-2	7.73% 6.29 9.72
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	6.90
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C	8.38

American Funds Target Date Retirement Series — Page 47

Name and address	Ownership	Ownership percentage
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	58.50 27.40
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-6	19.68 11.71
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-1 Class F-2	8.45 9.98
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	15.37
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	9.42
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	7.40
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-2	5.41
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
State Street Bank & Trust Co. Omnibus Account Harrison, NY	Record	Class R-2E	13.64
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	11.12
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	15.83 20.90 58.38 24.17
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	23.43
Major League Soccer 401K Plan Covington, KY	Record Beneficial	Class R-5E	11.68
Cooperative Rabobank 401K Plan Fort Wayne, IN	Record Beneficial	Class R-5E	8.25
Premiere Global Services, Inc. 401K Plan Charlotte, NC	Record Beneficial	Class R-5E	6.23
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	5.70
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	6.83

American Funds Target Date Retirement Series — Page 48

American Funds 2040 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	7.69%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-2	7.05 8.95 11.92
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C	11.88
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	5.70 68.42 32.93
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-6	17.00 9.47 14.49
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-2	6.90
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	6.69
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
Retirement Plan Denver, CO	Beneficial	Class R-1	5.95
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	8.14
State Street Bank & Trust Co. Omnibus Account Harrison, NY	Record	Class R-2E	6.34
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	13.17 16.25 54.56 22.54
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	21.85
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	14.18
Cooperative Rabobank 401K Plan Fort Wayne, IN	Record Beneficial	Class R-5E	8.68
Premiere Global Services, Inc. 401K Plan Charlotte, NC	Record Beneficial	Class R-5E	7.77

American Funds Target Date Retirement Series — Page 49

American Funds 2035 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	7.80%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-2	6.43 5.87 8.95
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C Class F-2	11.64 5.27
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-2	8.90 13.03
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	74.58 22.78
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-6	13.71 16.96
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	14.34
Capital Group Private Client Services Account Irvine, CA	Record	Class F-2	9.40
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	5.49
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	6.26
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	13.02 16.03 58.77 23.07
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	25.25
Cooperative Rabobank 401K Plan Fort Wayne, IN	Record Beneficial	Class R-5E	13.25
Premiere Global Services, Inc. 401K Plan Charlotte, NC	Record Beneficial	Class R-5E	8.53
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	6.32

American Funds Target Date Retirement Series — Page 50

American Funds 2030 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	9.25%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-2	6.42 7.47 14.09
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C	14.23
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C	5.34
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	62.43 29.68
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-6	15.77 14.30
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1 Class F-2	8.79 10.13
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	13.68
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	8.70
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	5.26
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	7.71
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	9.80 12.67 50.44 22.86
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	27.61
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	14.80
Cooperative Rabobank 401K Plan Fort Wayne, IN	Record Beneficial	Class R-5E	13.35
Premiere Global Services, Inc. 401K Plan Charlotte, NC	Record Beneficial	Class R-5E	7.71
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	5.17

American Funds Target Date Retirement Series — Page 51

American Funds 2025 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	9.93%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2	6.61 8.63 9.28 6.53
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C	18.01
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C Class F-2	5.18 5.36
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	62.60 17.23
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-6	10.08 11.09
Capital Group Private Client Services Account Irvine, CA	Record	Class F-2	13.37
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	12.48
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-2	10.90
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	7.22
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	6.16
Stifel Nicolaus & Co., Inc. Omnibus Account Saint Louis, MO	Record	Class F-2	6.05
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	6.50
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	8.72 13.81 71.01 24.89
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	29.37
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	6.49

American Funds Target Date Retirement Series — Page 52

Name and address	Ownership	Ownership percentage
Cooperative Rabobank 401K Plan Fort Wayne, IN	Record Beneficial	Class R-5E	5.42
Premiere Global Services, Inc. 401K Plan Charlotte, NC	Record Beneficial	Class R-5E	5.08
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	6.24

American Funds 2020 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	11.61%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class R-1	6.66 8.54 8.33 8.84 5.97
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class A Class C	5.15 15.13
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	8.00 62.56 30.14
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-6	5.39 8.67 7.53
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	15.08
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	10.55
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-2	9.30
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	6.12
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
California Machinist 401K Plan Phoenix, AZ	Record Beneficial	Class R-2E	6.85
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	7.42 14.74 71.05 27.24
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	23.99

American Funds Target Date Retirement Series — Page 53

Name and address	Ownership	Ownership percentage
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	13.07

American Funds 2015 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	12.78%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class F-3	6.21 12.31 9.71 21.62 84.10
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class C	15.73
JP Morgan Securities, LLC Omnibus Account Brooklyn, NY	Record	Class C	6.21
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	6.18 60.05 18.12
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class F-2	10.22 15.14
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-6	5.04 11.02 7.21
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	17.22
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-2	7.06
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	15.90
The Adtrack Corporation, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	7.70
Smith Fuel Co., Inc. Retirement Plan Lake City, SC	Record Beneficial	Class R-1	6.60
Ashland Metals, LLC 401K Plan Denver, CO	Record Beneficial	Class R-1	5.45
Internal Medicine Assoc., LLC Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-2E	7.37
Hot Springs Radiology Services, LTD Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-2E	5.98

American Funds Target Date Retirement Series — Page 54

Name and address	Ownership	Ownership percentage
Commercial Flooring Concepts, Inc. Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-2E	5.52
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	7.32 14.08 76.09 24.59
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	28.44
Vista 401k Plan Phoenix, AZ	Record Beneficial	Class R-5E	5.58
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	6.88
VOYA Institutional Trust Co. Retirement Plan Windsor, CT	Record Beneficial	Class R-6	5.21

American Funds 2010 Target Date Retirement Fund

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A	17.46%
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2	8.02 17.43 6.89 7.22
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class A Class C	7.01 12.47
JP Morgan Securities, LLC Omnibus Account Brooklyn, NY	Record	Class C	6.80
LPL Financial Omnibus Account San Diego, CA	Record	Class C Class F-1 Class F-2	5.16 10.91 12.47
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-6	27.27 14.45 5.57
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	22.44 9.00
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1	15.67
JMS, LLC Retirement Plan Penn Valley, PA	Record Beneficial	Class F-2	11.14
Beaver Hill Condominiums Retirement Plan Jenkintown, PA	Record Beneficial	Class F-2	6.80

American Funds Target Date Retirement Series — Page 55

Name and address	Ownership	Ownership percentage
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	6.79
Beneco, Inc. Retirement Plan Pittsburgh, PA	Record Beneficial	Class F-2	6.20
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	6.17
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	5.80
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class F-3	100.00
Living Richly Inc. Retirement Plan Roslyn, NY	Record Beneficial	Class R-1	18.29
Aristotle Corporation 401K Plan Parsippany, NJ	Record Beneficial	Class R-1	13.38
Tech 4 Learning, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	10.64
401K Plan Pittsburgh, PA	Beneficial	Class R-1	5.63
Rocket Jewelry Box, Inc. 401K Plan Greenwood Village, CO	Record Beneficial	Class R-2E	13.40
Dominion Electric Supply Co., Inc. 401k Plan Covington, KY	Record Beneficial	Class R-2E	10.87
EPRO Services 401k Plan Englewood, CO	Record Beneficial	Class R-2E	10.14
Retirement Plan #1 Greenwood Village, CO	Beneficial	Class R-2E	7.04
Retirement Plan #2 Greenwood Village, CO	Beneficial	Class R-2E	5.83
Treasurers and Ticket Sellers Local 751 Retirement Plan Westwood, MA	Record Beneficial	Class R-4	6.62
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class R-4	5.74
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-5E Class R-6	5.20 12.80 79.04 30.69
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	24.74
Mass Mutual Life Custody Account Boston, MA	Record	Class R-5E	7.26

American Funds Target Date Retirement Series — Page 56

As of March 8, 2017, the officers and trustees of the series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the series.

Unless otherwise noted, references in this statement of additional information to Class F shares or Class R shares refer to all F share classes or all R share classes, respectively.

Investment adviser — Capital Research and Management Company, the series’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the series and, therefore, is not subject to registration or regulation as such under the CEA with respect to the series.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — The series is managed by a Portfolio Oversight Committee consisting of investment professionals employed by Capital Research and Management Company. The investment professionals serving on the Portfolio Oversight Committee are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results for the underlying funds in which the series invests, as well as qualitative considerations, such as an individual’s contribution to the organization, which would include service on the Portfolio Oversight Committee. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

Investment professional fund holdings and other managed accounts — As described below, investment professionals may personally own shares of the funds. In addition, investment professionals may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

American Funds Target Date Retirement Series — Page 57

The following table reflects information as of October 31, 2016:

Investment professional	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which investment professional manages (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) that investment professional manages (assets of PIVs in billions)[3]		Number of other accounts that investment professional manages (assets of other accounts in billions)[4]
John H. Smet	Over $1,000,000	20	$260.4	None		None
Alan N. Berro	Over $1,000,000	25	$233.3	None		None
Joanna F. Jonsson	$500,001 – $1,000,000	20	$332.9	4	$1.78	None
James B. Lovelace	Over $1,000,000	21	$253.6	1	$0.30	None
Wesley K.-S. Phoa	$500,001 – $1,000,000	17	$30.8	2	$0.11	3	$2.99
Andrew B. Suzman	Over $1,000,000	21	$266.8	None		None
Bradley J. Vogt	Over $1,000,000	20	$245.6	1	$0.30	None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s) managed by Capital Research and Management Company or its affiliates for which the investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC has an advisory fee that is based on the performance of the RIC.

3 Indicates other PIV(s) managed by Capital Research and Management Company or its affiliates for which the investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the PIV(s) and are not the total assets managed by the individual, which is a substantially lower amount. No PIV has an advisory fee that is based on the performance of the PIV.

4 Indicates other accounts managed by Capital Research and Management Company or its affiliates for which the investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No account has an advisory fee that is based on the performance of the account. Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

American Funds Target Date Retirement Series — Page 58

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the series and the investment adviser will continue in effect until January 31, 2018, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the series for its acts or omissions in the performance of its obligations to the series not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the series’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the series’ executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the series’ offices. The series will pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the series’ plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the series; and costs of assembling and storing shareholder account data.

American Funds Target Date Retirement Series — Page 59

For the fiscal years ended October 31, 2016, 2015 and 2014, the investment adviser was entitled to receive management fees from each of the funds. After giving effect to the management fee waiver/expense reimbursements in effect during the period, each fund paid the following investment adviser management fees:

Fund	Fiscal year	Gross management fee	Waiver	Net management fee
American Funds 2060 Target Date Retirement Fund	2016	$ 6,000	$ 6,000	$0
	2015	6,000	6,000	0
American Funds 2055 Target Date Retirement Fund	2016	123,000	123,000	0
	2015	563,000	563,000	0
	2014	312,000	312,000	0
American Funds 2050 Target Date Retirement Fund	2016	325,000	325,000	0
	2015	1,610,000	1,610,000	0
	2014	1,080,000	1,080,000	0
American Funds 2045 Target Date Retirement Fund	2016	394,000	394,000	0
	2015	1,931,000	1,931,000	0
	2014	1,252,000	1,252,000	0
American Funds 2040 Target Date Retirement Fund	2016	638,000	638,000	0
	2015	3,225,000	3,225,000	0
	2014	2,159,000	2,159,000	0
American Funds 2035 Target Date Retirement Fund	2016	713,000	713,000	0
	2015	3,598,000	3,598,000	0
	2014	2,407,000	2,407,000	0
American Funds 2030 Target Date Retirement Fund	2016	1,006,000	1,006,000	0
	2015	5,093,000	5,093,000	0
	2014	3,440,000	3,440,000	0
American Funds 2025 Target Date Retirement Fund	2016	988,000	988,000	0
	2015	5,029,000	5,029,000	0
	2014	3,413,000	3,413,000	0
American Funds 2020 Target Date Retirement Fund	2016	1,004,000	1,004,000	0
	2015	5,242,000	5,242,000	0
	2014	3,615,000	3,615,000	0
American Funds 2015 Target Date Retirement Fund	2016	480,000	480,000	0
	2015	2,723,000	2,723,000	0
	2014	2,135,000	2,135,000	0
American Funds 2010 Target Date Retirement Fund	2016	293,000	293,000	0
	2015	1,622,000	1,622,000	0
	2014	1,220,000	1,220,000	0

American Funds Target Date Retirement Series — Page 60

Effective January 1, 2016, the investment adviser eliminated the management fee.

For the fiscal years ended October 31, 2016 and 2015, the investment adviser was entitled to receive from the fund management fees of $6,000 and $6,000 for American Funds 2060 Target Date Retirement Fund. For the fiscal years ended October 31, 2016, 2015 and 2014, the investment adviser was entitled to receive from the fund management fees of $123,000, $563,000 and $312,000 for American Funds 2055 Target Date Retirement Fund, $325,000, $1,610,000 and $1,080,000 for American Funds 2050 Target Date Retirement Fund, $394,000, $1,931,000 and $1,252,000 for American Funds 2045 Target Date Retirement Fund, $638,000, $3,225,000 and $2,159,000 for American Funds 2040 Target Date Retirement Fund, $713,000, $3,598,000 and $2,407,000 for American Funds 2035 Target Date Retirement Fund, $1,006,000, $5,093,000 and $3,440,000 for American Funds 2030 Target Date Retirement Fund, $988,000, $5,029,000 and $3,413,000 for American Funds 2025 Target Date Retirement Fund, $1,004,000, $5,242,000 and $3,615,000 for American Funds 2020 Target Date Retirement Fund, $480,000, $2,723,000 and $2,135,000 for American Funds 2015 Target Date Retirement Fund and $293,000, $1,622,000 and $1,220,000 for American Funds 2010 Target Date Retirement Fund, respectively.Since each fund pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of a fund's operating expenses and also, indirectly, the operating expenses of the underlying funds in which the fund invests.

The following table provides the annual advisory fee rates for each of the potential underlying funds excluding any waivers or reimbursements during each fund’s most recently completed fiscal year.

Underlying American Funds	Annual fee rate
AMCAP Fund	.31%
American Funds Global Balanced Fund	.46
American Funds Inflation Linked Bond Fund	.35
American Funds Mortgage Fund	.24
The Growth Fund of America	.27
The New Economy Fund	.39
EuroPacific Growth Fund	.42
New Perspective Fund	.38
New World Fund	.55
SMALLCAP World Fund	.63
American Mutual Fund	.24
Capital World Growth and Income Fund	.37
Fundamental Investors	.25
International Growth and Income Fund	.49
The Investment Company of America	.24
Washington Mutual Investors Fund	.24
Capital Income Builder	.23
The Income Fund of America	.22
American Balanced Fund	.23
American High-Income Trust	.29
The Bond Fund of America	.19

American Funds Target Date Retirement Series — Page 61

Underlying American Funds	Annual fee rate
Capital World Bond Fund	.44
Intermediate Bond Fund of America	.20
Short-Term Bond Fund of America	.28
U.S. Government Securities Fund	.21

The investment adviser is currently reimbursing a portion of the other expenses for each share class for the American Funds 2060 Target Date Retirement Fund. The adviser expects that the reimbursement will be in effect at least through January 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Fees and expenses in the statement of operations are presented gross of any reimbursement from the investment adviser during the year. For the year ended October 31, 2016, the total other fees and expenses reimbursed by the investment adviser was $137,000 for American Funds 2060 Target Date Retirement Fund.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of each fund’s Class A, C, T, F and R shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the series and the investment adviser relating to each fund’s Class A, C, T, F and R shares. The Administrative Agreement will continue in effect until January 31, 2018, unless sooner terminated or renewed. It may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the series’ board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The series may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the series. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The investment adviser receives an administrative services fee at the annual rate of .05% of average daily net assets from the R-6 shares of the underlying funds for administrative services. Administrative services fees are paid monthly and accrued daily.

American Funds Target Date Retirement Series — Page 62

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the series’ shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues from sales of the funds’ shares as follows:

· For Class A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C shares, the Principal Underwriter receives any contingent deferred sales charge that may apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C shares. The fund also reimburses the Principal Underwriter for service fees paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

American Funds Target Date Retirement Series — Page 63

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2060 Target Date Retirement Fund	Class A	2016	$ —	$ —
		2015	20,000	104,000
	Class C	2016	—	—
		2015	—	8,000
American Funds 2055 Target Date Retirement Fund	Class A	2016	458,000	2,308,000
		2015	383,000	1,949,000
		2014	257,000	1,317,000
	Class C	2016	—	114,000
		2015	—	87,000
		2014	—	21,000
American Funds 2050 Target Date Retirement Fund	Class A	2016	729,000	3,676,000
		2015	602,000	3,062,000
		2014	456,000	2,331,000
	Class C	2016	—	186,000
		2015	—	113,000
		2014	—	25,000
American Funds 2045 Target Date Retirement Fund	Class A	2016	916,000	4,528,000
		2015	780,000	3,945,000
		2014	580,000	2,963,000
	Class C	2016	—	214,000
		2015	—	138,000
		2014	—	34,000
American Funds 2040 Target Date Retirement Fund	Class A	2016	1,036,000	4,916,000
		2015	909,000	4,410,000
		2014	742,000	3,640,000
	Class C	2016	—	264,000
		2015	—	164,000
		2014	—	51,000
American Funds 2035 Target Date Retirement Fund	Class A	2016	—	—
		2015	1,144,000	5,226,000
		2014	798,000	3,741,000
	Class C	2016	—	311,000
		2015	—	257,000
		2014	—	58,000

American Funds Target Date Retirement Series — Page 64

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2030 Target Date Retirement Fund	Class A	2016	1,247,000	5,623,000
		2015	1,158,000	5,361,000
		2014	916,000	4,259,000
	Class C	2016	—	412,000
		2015	—	308,000
		2014	—	77,000
American Funds 2025 Target Date Retirement Fund	Class A	2016	1,220,000	5,453,000
		2015	1,200,000	5,403,000
		2014	962,000	4,374,000
	Class C	2016	—	487,000
		2015	—	357,000
		2014	—	94,000
American Funds 2020 Target Date Retirement Fund	Class A	2016	818,000	3,558,000
		2015	857,000	3,770,000
		2014	819,000	3,636,000
	Class C	2016	—	398,000
		2015	—	348,000
		2014	—	103,000
American Funds 2015 Target Date Retirement Fund	Class A	2016	344,000	1,431,000
		2015	425,000	1,788,000
		2014	413,000	1,765,000
	Class C	2016	13,000	167,000
		2015	—	197,000
		2014	—	74,000
American Funds 2010 Target Date Retirement Fund	Class A	2016	116,000	489,000
		2015	146,000	612,000
		2014	171,000	731,000
	Class C	2016	—	97,000
		2015	—	79,000
		2014	—	42,000

American Funds Target Date Retirement Series — Page 65

Plans of distribution — The series has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the series to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the series’ board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the series. As the series has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of each fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the funds.” Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

Class A — For Class A shares, up to .25% of the series’ average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The series may annually expend up to .30% for Class A shares under the Plan.

Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the series to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T — For Class T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of: up to .25% of the fund’s average daily net assets attributable to Class T shares for paying service-related expenses.

American Funds Target Date Retirement Series — Page 66

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the series’ average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The series may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — Payment of service fees generally begins 13 months after establishment of an account in Class A, B or C shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of this statement of additional information.

During the 2016 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2060 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	$ 55,000 28,000 —* 1,000 92,000 2,000 56,000 21,000	$ 7,000 4,000 —* 1,000 20,000 1,000 12,000 5,000
American Funds 2055 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	493,000 162,000 2,000 19,000 1,113,000 11,000 753,000 344,000	63,000 22,000 —* 3,000 190,000 3,000 136,000 61,000

American Funds Target Date Retirement Series — Page 67

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2050 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	1,149,000 234,000 4,000 77,000 2,255,000 33,000 1,942,000 833,000	142,000 32,000 1,000 11,000 383,000 9,000 300,000 133,000
American Funds 2045 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	1,307,000 281,000 3,000 86,000 3,031,000 51,000 2,289,000 1,028,000	164,000 39,000 —* 11,000 511,000 16,000 373,000 170,000
American Funds 2040 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	2,038,000 351,000 6,000 166,000 4,269,000 84,000 3,397,000 1,641,000	263,000 48,000 1,000 22,000 699,000 23,000 529,000 256,000
American Funds 2035 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	2,415,000 488,000 8,000 165,000 5,349,000 102,000 4,005,000 1,785,000	323,000 66,000 1,000 25,000 880,000 32,000 647,000 289,000
American Funds 2030 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	3,258,000 611,000 17,000 272,000 6,334,000 117,000 5,719,000 2,589,000	385,000 82,000 3,000 40,000 1,022,000 34,000 894,000 400,000
American Funds 2025 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	3,804,000 729,000 19,000 212,000 6,446,000 122,000 5,482,000 2,395,000	498,000 99,000 3,000 30,000 1,027,000 42,000 874,000 387,000

American Funds Target Date Retirement Series — Page 68

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2020 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	3,852,000 661,000 26,000 199,000 5,324,000 98,000 5,288,000 2,509,000	402,000 88,000 3,000 26,000 817,000 33,000 811,000 387,000
American Funds 2015 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	2,243,000 330,000 11,000 121,000 2,452,000 66,000 2,444,000 946,000	240,000 43,000 2,000 17,000 378,000 22,000 379,000 143,000
American Funds 2010 Target Date Retirement Fund	Class A Class C Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	1,374,000 179,000 6,000 51,000 970,000 43,000 1,203,000 677,000	153,000 28,000 1,000 6,000 152,000 13,000 185,000 104,000

* Amount less than $1,000.

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the series who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the series are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the series and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the series benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the series’ 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the funds or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

American Funds Target Date Retirement Series — Page 69

Other compensation to dealers — As of July 2016, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AIG Advisor Group

 AIG Capital Services Inc

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

American Portfolios Financial Services, Inc.

 American Portfolios Advisors, Inc

American Portfolios Financial Services, Inc.

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Advisors, Inc.

Cambridge Appleton Trust

Cambridge Associates, LLC (USA)

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.

Cambridge Southern Financial Advisors

Cetera Financial Group

 Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CIMAS, LLC

First Allied Securities Inc

Investors Capital Corp.

J.P. Turner & Company, L.L.C.

Legend Equities Corporation

Summit Brokerage Services, Inc.

Commonwealth

 Commonwealth Advisory Group, LTD

Commonwealth Bank and Trust Company

Commonwealth Financial Advisors, LLC

Commonwealth Financial Group, Inc.

Commonwealth Financial Network

Commonwealth Retirement Services, Inc.

D.A. Davidson & Co.

Edward Jones

Hefren-Tillotson, Inc.

American Funds Target Date Retirement Series — Page 70

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J. J. B. Hilliard, W. L. Lyons, LLC

J.P. Morgan Chase Banc One

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Ladenburg Thalmann Group

 Investacorp, Inc.

KMS Financial Services, Inc.

Ladenburg, Thalmann & Co., Inc.

Securities America, Inc.

Securities Service Network Inc.

Triad Advisors, Inc.

Lincoln Network

 Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

LPL Financial LLC

Mass Mutual / MML

 MassMutual Trust Company FSB

MML Distributors LLC

MML Investors Services, LLC

The Massmutual Trust Company FSB

Merrill Lynch Banc of America

 Bank Of America

Bank of America, NA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

 MetLife Advisers, LLC

Metlife Securities Inc.

New England Securities

Morgan Stanley Smith Barney LLC

NFP Securities

Kestra Investment Services LLC

NFP Advisor Services, LLC

NFP Retirement

NMIS

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Wealth Management Co

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

American Funds Target Date Retirement Series — Page 71

PFS

PFS Investments Inc.

Puplava Securities, Inc.

PNC Network

PNC Bank, National Association

PNC Investments LLC

Raymond James Group

Raymond James & Associates, Inc.

Raymond James (USA) LTD.

Raymond James Financial Services Advisors, Inc.

Raymond James Financial Services Inc.

RBC

RBC Capital Markets, LLC

RBC Capital Markets Corporation

RBC Trust Company

Robert W. Baird & Co, Incorporated

Securian / H. Beck / CRI

 CRI Securities, LLC

H. Beck, Inc.

Securian Financial Services, Inc.

Stifel, Nicolaus & Co

 Sterne Agee Investment Advisor Services, Inc.

Stifel Trust Company, N.A.

Stifel, Nicolaus & Company, Incorported

Transamerica Financial Advisors, Inc.

UBS

UBS Financial Services, Inc.

UBS Securities, LLC

Voya Financial Advisors Inc

Wells Fargo Network

First Clearing LLC

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors LLC (WBS)

Wells Fargo Advisors Private Client Group

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

American Funds Target Date Retirement Series — Page 72

Execution of portfolio transactions

The series does not incur any brokerage commissions for purchasing shares of the underlying funds. However, the series may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities for the funds. Portfolio transactions for the series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying funds, please see the statement of additional information for each underlying fund.

American Funds Target Date Retirement Series — Page 73

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

American Funds Target Date Retirement Series — Page 74

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

American Funds Target Date Retirement Series — Page 75

Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the series or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to a fund in the series or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the series after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the series. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, each fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of each fund has a separately calculated net asset value (and share price).

As noted in the prospectus, the principal assets of the funds consist of investments in the underlying funds. These investments are reflected in the net assets of each fund on the day of the investment. All portfolio securities of the funds are valued, and the net asset values per share for each share class are determined, as indicated below.

Underlying funds are priced based on the net asset value of each underlying fund, calculated as of approximately 4 p.m. New York time each day the New York Stock Exchange is open. Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

American Funds Target Date Retirement Series — Page 76

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more independent pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the underlying fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the series’ board. Subject to board oversight, each underlying fund’s board has appointed the series' investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the series’ investment adviser. The board receives periodic reports describing fair-valued securities and the valuation methods used.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

American Funds Target Date Retirement Series — Page 77

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

American Funds Target Date Retirement Series — Page 78

Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — Each fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, each fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing each fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should each fund fail to qualify under Subchapter M, each fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by each fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, each fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Since the fund’s distribution of net investment income may exceed its earnings and profits for tax purposes, a portion of the distribution may be classified as a return of capital. Return of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost base is zero, return of capital distributions are treated as capital gains.

Each fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. Each fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

Each fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the

American Funds Target Date Retirement Series — Page 79

time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by each fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Foreign tax credit — By meeting certain requirements of the Code, a fund is permitted to pass through to shareholders the foreign taxes on earnings from investments outside the United States held by the underlying funds. Shareholders may claim a credit or deduction for their share of foreign taxes distributed by a fund that passes through the foreign tax credit.

Tax consequences of investing in derivatives — An underlying fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to such an underlying fund, accelerate the underlying fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of underlying fund distributions.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the

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shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — The fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

American Funds Target Date Retirement Series — Page 84

processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, all transactions in fund shares are subject to the series’ and American Funds Distributors’ right to restrict potentially abusive trading.

Other potentially abusive activity — In addition to reserving the right to restrict potentially abusive trading, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class

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R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may not be available to you depending on the policies and system capabilities of your financial intermediary.

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Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	companies exchanging securities with the fund through a merger, acquisition or exchange offer; and
(3)	The Capital Group Companies, Inc. and its affiliated companies.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million

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(but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the series under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

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If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are normally applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not generally eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, the CDSC on Class A shares of the American Funds may be waived for bulk conversions to another share class in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

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Other sales charge waivers — Sales charges (including contingent deferred sales charges) may be waived pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee. For example, waivers of all or a portion of the contingent deferred sales charge on Class C shares may be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”
A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

American Funds Target Date Retirement Series — Page 95

Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in this prospectus and statement of additional information may not be available if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

American Funds Target Date Retirement Series — Page 96

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the series, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

American Funds Target Date Retirement Series — Page 97

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the series may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the series by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds U.S. Government Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The series’ declaration of the trust permits the series to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the series’ current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the series may from time to time adopt.

While payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders of one or more funds in the series.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

American Funds Target Date Retirement Series — Page 98

General information

Custodian of assets — Securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of securities in the funds’ portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the funds hold securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the series and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

During the 2016 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties were:

	Class A	Class C	Class F-1	Class F-2
American Funds 2060 Target Date Retirement Fund	$ 27,000	$ 3,000	$ —*	$1,000
American Funds 2055 Target Date Retirement Fund	246,000	17,000	1,000	1,000
American Funds 2050 Target Date Retirement Fund	571,000	25,000	2,000	3,000
American Funds 2045 Target Date Retirement Fund	665,000	30,000	1,000	1,000
American Funds 2040 Target Date Retirement Fund	1,011,000	38,000	2,000	3,000
American Funds 2035 Target Date Retirement Fund	1,154,000	53,000	4,000	3,000
American Funds 2030 Target Date Retirement Fund	1,544,000	66,000	7,000	8,000
American Funds 2025 Target Date Retirement Fund	1,729,000	79,000	8,000	13,000
American Funds 2020 Target Date Retirement Fund	1,743,000	72,000	12,000	11,000
American Funds 2015 Target Date Retirement Fund	1,035,000	37,000	5,000	8,000
American Funds 2010 Target Date Retirement Fund	631,000	20,000	2,000	2,000

* Amount less than $1,000.

American Funds Target Date Retirement Series — Page 99

	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds 2060 Target Date Retirement Fund	$ —*	$ 43,000	$1,000	$ 19,000	$ 9,000	$1,000	$ 1,000	$ —*
American Funds 2055 Target Date Retirement Fund	3,000	509,000	4,000	269,000	155,000	7,000	34,000	7,000
American Funds 2050 Target Date Retirement Fund	11,000	1,055,000	11,000	697,000	376,000	20,000	88,000	21,000
American Funds 2045 Target Date Retirement Fund	13,000	1,415,000	17,000	822,000	463,000	24,000	108,000	26,000
American Funds 2040 Target Date Retirement Fund	24,000	1,995,000	28,000	1,222,000	736,000	38,000	165,000	49,000
American Funds 2035 Target Date Retirement Fund	24,000	2,505,000	33,000	1,440,000	806,000	43,000	185,000	50,000
American Funds 2030 Target Date Retirement Fund	40,000	2,967,000	38,000	2,061,000	1,169,000	54,000	226,000	75,000
American Funds 2025 Target Date Retirement Fund	31,000	3,032,000	40,000	1,973,000	1,085,000	65,000	232,000	63,000
American Funds 2020 Target Date Retirement Fund	29,000	2,516,000	31,000	1,910,000	1,137,000	67,000	217,000	65,000
American Funds 2015 Target Date Retirement Fund	18,000	1,171,000	21,000	887,000	428,000	23,000	85,000	25,000
American Funds 2010 Target Date Retirement Fund	8,000	464,000	14,000	435,000	308,000	26,000	52,000	17,000

* Amount less than $1,000.

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the series’ independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the series and for independent trustees in their capacities as such. A determination with respect to the independence of the series’ counsel will be made at least annually by the independent trustees of the series, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The series’ fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the series’ investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access each fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The series’ annual financial statements are audited by the series’ independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for each fund. In an effort to reduce the volume of mail shareholders receive from the series when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy

American Funds Target Date Retirement Series — Page 100

statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The series and Capital Research and Management Company and its affiliated companies, including the series’ Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Funds Target Date Retirement Series — Page 101

American Funds 2060 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$10.27
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.89

American Funds 2055 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$15.82
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$16.79

American Funds 2050 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.78
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$13.56

American Funds 2045 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$13.07
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$13.87

American Funds Target Date Retirement Series — Page 102

American Funds 2040 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.95
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$13.74

American Funds 2035 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.75
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$13.53

American Funds 2030 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.70
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$13.48

American Funds 2025 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.17
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.91

American Funds Target Date Retirement Series — Page 103

American Funds 2020 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$11.66
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.37

American Funds 2015 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$10.95
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$11.62

American Funds 2010 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$10.34
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.97

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The series’ financial statements, including the investment portfolio and the report of the series’ independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

American Funds Target Date Retirement Series — Page 104

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund SM	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund SM	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

American Funds Target Date Retirement Series — Page 105

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402
American Balanced Fund	1011	1311	1511	46011	1411
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100
American Funds Global Balanced Fund	1037	1337	1537	46037	1437
American Mutual Fund	1003	1303	1503	46003	1403
Capital Income Builder	1012	1312	1512	46012	1412
Capital World Growth and Income Fund	1033	1333	1533	46033	1433
EuroPacific Growth Fund	1016	1316	1516	46016	1416
Fundamental Investors	1010	1310	1510	46010	1410
The Growth Fund of America	1005	1305	1505	46005	1405
The Income Fund of America	1006	1306	1506	46006	1406
International Growth and Income Fund	1034	1334	1534	46034	1434
The Investment Company of America	1004	1304	1504	46004	1404
The New Economy Fund	1014	1314	1514	46014	1414
New Perspective Fund	1007	1307	1507	46007	1407
New World Fund	1036	1336	1536	46036	1436
SMALLCAP World Fund	1035	1335	1535	46035	1435
Washington Mutual Investors Fund	1001	1301	1501	46001	1401
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460
American Funds Mortgage Fund	1042	1342	1542	46042	1442
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112
American High-Income Trust	1021	1321	1521	46021	1421
The Bond Fund of America	1008	1308	1508	46008	1408
Capital World Bond Fund	1031	1331	1531	46031	1431
Intermediate Bond Fund of America	1023	1323	1523	46023	1423
Short-Term Bond Fund of America	1048	1348	1548	46048	1448
U.S. Government Securities Fund	1022	1322	1522	46022	1422
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459

American Funds Target Date Retirement Series — Page 106

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Funds Target Date Retirement Series — Page 107

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

American Funds Target Date Retirement Series — Page 108

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College 2018 Fund®	1090	1390	1590	46090	1490
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Balanced PortfolioSM	050	350	43050	450	650	750
American Funds Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Advantaged Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455
American Funds Growth Portfolio	1053	1353	1553	46053	1453
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451
American Funds Balanced Portfolio	1050	1350	1550	46050	1450
American Funds Income Portfolio	1047	1347	1547	46047	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Target Date Retirement Series — Page 109

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Funds Target Date Retirement Series — Page 110

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Funds Target Date Retirement Series — Page 111

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American Funds Target Date Retirement Series — Page 112

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Funds Target Date Retirement Series — Page 113

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Funds Target Date Retirement Series — Page 114

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Target Date Retirement Series — Page 115

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Funds Target Date Retirement Series — Page 116

American Funds 2060 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 40%
AMCAP Fund, Class R-6	348,378	$9,375
EuroPacific Growth Fund, Class R-6	114,565	5,357
New Perspective Fund, Class R-6	255,446	9,375
New World Fund, Inc., Class R-6	99,518	5,357
SMALLCAP World Fund, Inc., Class R-6	202,831	9,375
The Growth Fund of America, Class R-6	216,060	9,375
The New Economy Fund, Class R-6	147,334	5,357
		53,571

Growth-and-income funds 45%
American Mutual Fund, Class R-6	296,872	10,714
Capital World Growth and Income Fund, Class R-6	210,199	9,375
Fundamental Investors, Class R-6	200,714	10,714
International Growth and Income Fund, Class R-6	185,366	5,357
The Investment Company of America, Class R-6	335,843	12,053
Washington Mutual Investors Fund, Class R-6	299,538	12,054
		60,267

Equity-income and Balanced funds 10%
American Balanced Fund, Class R-6	270,450	6,696
American Funds Global Balanced Fund, Class R-6	225,618	6,697
		13,393

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	473,909	6,696

Total investment securities 100% (cost: $132,457,000)		133,927
Other assets less liabilities 0%		28

Net assets 100%		$133,955

See Notes to Financial Statements

14	American Funds Target Date Retirement Series

American Funds 2055 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 40%
AMCAP Fund, Class R-6	3,107,265	$83,616
EuroPacific Growth Fund, Class R-6	1,021,689	47,774
New Perspective Fund, Class R-6	2,278,379	83,617
New World Fund, Inc., Class R-6	887,501	47,774
SMALLCAP World Fund, Inc., Class R-6	1,809,178	83,620
The Growth Fund of America, Class R-6	1,927,092	83,617
The New Economy Fund, Class R-6	1,313,921	47,774
		477,792

Growth-and-income funds 45%
American Mutual Fund, Class R-6	2,647,900	95,563
Capital World Growth and Income Fund, Class R-6	1,874,782	83,615
Fundamental Investors, Class R-6	1,790,158	95,559
International Growth and Income Fund, Class R-6	1,653,027	47,773
The Investment Company of America, Class R-6	2,995,547	107,510
Washington Mutual Investors Fund, Class R-6	2,671,724	107,510
		537,530

Equity-income and Balanced funds 10%
American Balanced Fund, Class R-6	2,410,761	59,690
American Funds Global Balanced Fund, Class R-6	2,011,176	59,692
		119,382

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	4,249,198	60,041

Total investment securities 100% (cost: $1,161,498,000)		1,194,745
Other assets less liabilities 0%		(578)

Net assets 100%		$1,194,167

See Notes to Financial Statements

American Funds Target Date Retirement Series	15

American Funds 2050 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 40%
AMCAP Fund, Class R-6	7,450,668	$200,497
EuroPacific Growth Fund, Class R-6	2,449,181	114,524
New Perspective Fund, Class R-6	5,463,567	200,513
New World Fund, Inc., Class R-6	2,127,326	114,514
SMALLCAP World Fund, Inc., Class R-6	4,345,078	200,830
The Growth Fund of America, Class R-6	4,620,822	200,497
The New Economy Fund, Class R-6	3,149,598	114,519
		1,145,894

Growth-and-income funds 45%
American Mutual Fund, Class R-6	6,349,101	229,139
Capital World Growth and Income Fund, Class R-6	4,494,962	200,475
Fundamental Investors, Class R-6	4,292,340	229,125
International Growth and Income Fund, Class R-6	3,966,292	114,626
The Investment Company of America, Class R-6	7,183,037	257,799
Washington Mutual Investors Fund, Class R-6	6,413,180	258,067
		1,289,231

Equity-income and Balanced funds 10%
American Balanced Fund, Class R-6	5,786,330	143,270
American Funds Global Balanced Fund, Class R-6	4,829,688	143,345
		286,615

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	10,223,241	144,454

Total investment securities 100% (cost: $2,679,128,000)		2,866,194
Other assets less liabilities 0%		(1,310)

Net assets 100%		$2,864,884

See Notes to Financial Statements

16	American Funds Target Date Retirement Series

American Funds 2045 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 40%
AMCAP Fund, Class R-6	9,207,489	$247,774
EuroPacific Growth Fund, Class R-6	3,026,783	141,532
New Perspective Fund, Class R-6	6,751,317	247,773
New World Fund, Inc., Class R-6	2,629,449	141,543
SMALLCAP World Fund, Inc., Class R-6	5,363,602	247,906
The Growth Fund of America, Class R-6	5,710,384	247,774
The New Economy Fund, Class R-6	3,892,654	141,537
		1,415,839

Growth-and-income funds 43%
American Mutual Fund, Class R-6	7,452,673	268,967
Capital World Growth and Income Fund, Class R-6	5,236,564	233,551
Fundamental Investors, Class R-6	5,038,718	268,967
International Growth and Income Fund, Class R-6	4,896,108	141,497
The Investment Company of America, Class R-6	8,480,863	304,378
Washington Mutual Investors Fund, Class R-6	7,572,211	304,706
		1,522,066

Equity-income and Balanced funds 12%
American Balanced Fund, Class R-6	7,720,389	191,157
American Funds Global Balanced Fund, Class R-6	5,966,660	177,090
Capital Income Builder, Class R-6	493,434	28,367
The Income Fund of America, Class R-6	1,337,965	28,392
		425,006

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	12,629,917	178,461

Total investment securities 100% (cost: $3,326,720,000)		3,541,372
Other assets less liabilities 0%		(1,704)

Net assets 100%		$3,539,668

See Notes to Financial Statements

American Funds Target Date Retirement Series	17

American Funds 2040 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 40%
AMCAP Fund, Class R-6	14,500,726	$390,215
EuroPacific Growth Fund, Class R-6	4,765,583	222,839
New Perspective Fund, Class R-6	10,631,425	390,173
New World Fund, Inc., Class R-6	4,138,753	222,789
SMALLCAP World Fund, Inc., Class R-6	8,452,921	390,694
The Growth Fund of America, Class R-6	8,993,190	390,214
The New Economy Fund, Class R-6	6,128,676	222,839
		2,229,763

Growth-and-income funds 38%
American Mutual Fund, Class R-6	10,191,251	367,802
Capital World Growth and Income Fund, Class R-6	6,989,302	311,723
Fundamental Investors, Class R-6	6,887,884	367,675
International Growth and Income Fund, Class R-6	6,951,423	200,896
The Investment Company of America, Class R-6	11,794,301	423,298
Washington Mutual Investors Fund, Class R-6	11,105,774	446,896
		2,118,290

Equity-income and Balanced funds 17%
American Balanced Fund, Class R-6	13,526,343	334,913
American Funds Global Balanced Fund, Class R-6	10,161,054	301,580
Capital Income Builder, Class R-6	2,723,207	156,557
The Income Fund of America, Class R-6	7,384,081	156,690
		949,740

Fixed income funds 5%
U.S. Government Securities Fund, Class R-6	19,915,239	281,402

Total investment securities 100% (cost: $5,204,209,000)		5,579,195
Other assets less liabilities 0%		(2,354)

Net assets 100%		$5,576,841

See Notes to Financial Statements

18	American Funds Target Date Retirement Series

American Funds 2035 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 38%
AMCAP Fund, Class R-6	15,380,539	$413,890
EuroPacific Growth Fund, Class R-6	5,360,138	250,640
New Perspective Fund, Class R-6	11,961,182	438,975
New World Fund, Inc., Class R-6	4,190,354	225,567
SMALLCAP World Fund, Inc., Class R-6	8,980,567	415,082
The Growth Fund of America, Class R-6	9,538,851	413,891
The New Economy Fund, Class R-6	6,202,980	225,540
		2,383,585

Growth-and-income funds 35%
American Mutual Fund, Class R-6	10,420,187	376,065
Capital World Growth and Income Fund, Class R-6	7,024,935	313,312
Fundamental Investors, Class R-6	7,047,161	376,178
International Growth and Income Fund, Class R-6	6,517,487	188,355
The Investment Company of America, Class R-6	12,228,648	438,886
Washington Mutual Investors Fund, Class R-6	12,491,083	502,641
		2,195,437

Equity-income and Balanced funds 20%
American Balanced Fund, Class R-6	15,211,696	376,642
American Funds Global Balanced Fund, Class R-6	12,696,777	376,840
Capital Income Builder, Class R-6	4,375,018	251,520
The Income Fund of America, Class R-6	11,863,030	251,733
		1,256,735

Fixed income funds 7%
American Funds Inflation Linked Bond Fund, Class R-6	5,104,335	50,533
U.S. Government Securities Fund, Class R-6	27,771,676	392,414
		442,947

Total investment securities 100% (cost: $5,881,542,000)		6,278,704
Other assets less liabilities 0%		(2,088)

Net assets 100%		$6,276,616

See Notes to Financial Statements

American Funds Target Date Retirement Series	19

American Funds 2030 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 29%
AMCAP Fund, Class R-6	16,402,076	$441,380
EuroPacific Growth Fund, Class R-6	6,510,013	304,408
New Perspective Fund, Class R-6	14,360,869	527,044
New World Fund, Inc., Class R-6	3,549,884	191,090
SMALLCAP World Fund, Inc., Class R-6	8,821,933	407,750
The Growth Fund of America, Class R-6	10,172,916	441,403
The New Economy Fund, Class R-6	4,564,880	165,979
		2,479,054

Growth-and-income funds 35%
American Mutual Fund, Class R-6	14,207,626	512,753
Capital World Growth and Income Fund, Class R-6	9,579,340	427,239
Fundamental Investors, Class R-6	9,606,171	512,777
International Growth and Income Fund, Class R-6	8,868,339	256,295
The Investment Company of America, Class R-6	16,674,648	598,453
Washington Mutual Investors Fund, Class R-6	17,027,699	685,195
		2,992,712

Equity-income and Balanced funds 20%
American Balanced Fund, Class R-6	20,741,016	513,548
American Funds Global Balanced Fund, Class R-6	17,307,442	513,685
Capital Income Builder, Class R-6	5,954,040	342,298
The Income Fund of America, Class R-6	16,156,524	342,841
		1,712,372

Fixed income funds 16%
American Funds Inflation Linked Bond Fund, Class R-6	24,294,331	240,514
American Funds Mortgage Fund, Class R-6	16,748,933	172,179
Capital World Bond Fund, Class R-6	8,554,868	171,097
Intermediate Bond Fund of America, Class R-6	10,098,461	137,541
U.S. Government Securities Fund, Class R-6	46,373,538	655,258
		1,376,589

Total investment securities 100% (cost: $7,994,434,000)		8,560,727
Other assets less liabilities 0%		(3,634)

Net assets 100%		$8,557,093

20	American Funds Target Date Retirement Series

American Funds 2030 Target Date Retirement Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of each fund’s outstanding voting shares. Further details on these holdings and related transactions during the year ended October 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2016 (000)
U.S. Government Securities Fund, Class R-6	32,857,232	15,284,181	1,767,875	46,373,538	$7,920	$655,258
American Funds Inflation Linked Bond Fund, Class R-6	15,074,122	9,959,334	739,125	24,294,331	877	240,514
American Funds Mortgage Fund, Class R-6	5,771,274	11,221,570	243,911	16,748,933	1,961	172,179
					$10,758	$1,067,951

See Notes to Financial Statements

American Funds Target Date Retirement Series	21

American Funds 2025 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 18%
AMCAP Fund, Class R-6	12,049,781	$324,260
EuroPacific Growth Fund, Class R-6	5,180,641	242,247
New Perspective Fund, Class R-6	11,077,942	406,560
New World Fund, Inc., Class R-6	959,054	51,626
SMALLCAP World Fund, Inc., Class R-6	3,375,276	156,005
The Growth Fund of America, Class R-6	6,724,145	291,761
		1,472,459

Growth-and-income funds 33%
American Mutual Fund, Class R-6	13,613,438	491,309
Capital World Growth and Income Fund, Class R-6	9,154,775	408,303
Fundamental Investors, Class R-6	8,593,205	458,705
International Growth and Income Fund, Class R-6	7,369,617	212,982
The Investment Company of America, Class R-6	15,029,452	539,407
Washington Mutual Investors Fund, Class R-6	14,654,097	589,681
		2,700,387

Equity-income and Balanced funds 20%
American Balanced Fund, Class R-6	19,838,619	491,204
American Funds Global Balanced Fund, Class R-6	16,554,584	491,340
Capital Income Builder, Class R-6	5,696,192	327,474
The Income Fund of America, Class R-6	15,456,246	327,982
		1,638,000

Fixed income funds 29%
American Funds Inflation Linked Bond Fund, Class R-6	36,501,638	361,366
American Funds Mortgage Fund, Class R-6	40,076,354	411,985
Capital World Bond Fund, Class R-6	20,472,171	409,443
Intermediate Bond Fund of America, Class R-6	36,271,002	494,011
The Bond Fund of America, Class R-6	12,581,949	164,195
U.S. Government Securities Fund, Class R-6	38,439,874	543,155
		2,384,155

Total investment securities 100% (cost: $7,699,656,000)		8,195,001
Other assets less liabilities 0%		(3,687)

Net assets 100%		$8,191,314

22	American Funds Target Date Retirement Series

American Funds 2025 Target Date Retirement Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of each fund’s outstanding voting shares. Further details on these holdings and related transactions during the year ended October 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2016 (000)
U.S. Government Securities Fund, Class R-6	28,031,922	12,322,302	1,914,350	38,439,874	$6,644	$543,155
American Funds Mortgage Fund, Class R-6	28,363,648	13,530,961	1,818,255	40,076,354	6,298	411,985
American Funds Inflation Linked Bond Fund, Class R-6	25,855,279	12,224,408	1,578,049	36,501,638	1,493	361,366
					$14,435	$1,316,506

See Notes to Financial Statements

American Funds Target Date Retirement Series	23

American Funds 2020 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 11%
AMCAP Fund, Class R-6	9,278,370	$249,681
EuroPacific Growth Fund, Class R-6	3,269,277	152,871
New Perspective Fund, Class R-6	8,171,962	299,911
The Growth Fund of America, Class R-6	4,029,295	174,831
		877,294

Growth-and-income funds 28%
American Mutual Fund, Class R-6	13,039,728	470,604
Capital World Growth and Income Fund, Class R-6	8,083,631	360,530
Fundamental Investors, Class R-6	6,754,872	360,575
International Growth and Income Fund, Class R-6	4,364,968	126,148
The Investment Company of America, Class R-6	12,236,114	439,154
Washington Mutual Investors Fund, Class R-6	10,913,373	439,154
		2,196,165

Equity-income and Balanced funds 22%
American Balanced Fund, Class R-6	16,568,511	410,236
American Funds Global Balanced Fund, Class R-6	12,757,139	378,632
Capital Income Builder, Class R-6	8,138,819	467,901
The Income Fund of America, Class R-6	22,047,245	467,843
		1,724,612

Fixed income funds 39%
American Funds Inflation Linked Bond Fund, Class R-6	45,948,362	454,889
American Funds Mortgage Fund, Class R-6	41,350,095	425,079
American High-Income Trust, Class R-6	15,301,763	155,772
Capital World Bond Fund, Class R-6	19,578,212	391,564
Intermediate Bond Fund of America, Class R-6	52,068,010	709,166
The Bond Fund of America, Class R-6	37,331,250	487,173
U.S. Government Securities Fund, Class R-6	31,189,248	440,704
		3,064,347

Total investment securities 100% (cost: $7,365,601,000)		7,862,418
Other assets less liabilities 0%		(3,452)

Net assets 100%		$7,858,966

24	American Funds Target Date Retirement Series

American Funds 2020 Target Date Retirement Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of each fund’s outstanding voting shares. Further details on these holdings and related transactions during the year ended October 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2016 (000)
Intermediate Bond Fund of America, Class R-6	39,456,494	15,394,591	2,783,075	52,068,010	$9,153	$709,166
American Funds Inflation Linked Bond Fund, Class R-6	33,723,255	14,205,413	1,980,306	45,948,362	1,961	454,889
U.S. Government Securities Fund, Class R-6	24,252,776	8,709,032	1,772,560	31,189,248	5,539	440,704
American Funds Mortgage Fund, Class R-6	29,901,562	13,321,234	1,872,701	41,350,095	6,530	425,079
					$23,183	$2,029,838

See Notes to Financial Statements

American Funds Target Date Retirement Series	25

American Funds 2015 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth funds 3%
AMCAP Fund, Class R-6	1,544,537	$41,564
New Perspective Fund, Class R-6	1,141,017	41,875
The Growth Fund of America, Class R-6	498,590	21,634
		105,073

Growth-and-income funds 25%
American Mutual Fund, Class R-6	5,632,468	203,276
Capital World Growth and Income Fund, Class R-6	3,029,211	135,103
Fundamental Investors, Class R-6	2,537,626	135,458
International Growth and Income Fund, Class R-6	1,165,569	33,685
The Investment Company of America, Class R-6	4,711,294	169,088
Washington Mutual Investors Fund, Class R-6	4,208,873	169,365
		845,975

Equity-income and Balanced funds 27%
American Balanced Fund, Class R-6	4,955,153	122,690
American Funds Global Balanced Fund, Class R-6	3,409,606	101,197
Capital Income Builder, Class R-6	6,008,210	345,412
The Income Fund of America, Class R-6	16,303,146	345,953
		915,252

Fixed income funds 45%
American Funds Inflation Linked Bond Fund, Class R-6	24,013,858	237,737
American Funds Mortgage Fund, Class R-6	19,860,484	204,166
American High-Income Trust, Class R-6	16,782,847	170,849
Capital World Bond Fund, Class R-6	8,486,847	169,737
Intermediate Bond Fund of America, Class R-6	22,494,750	306,378
The Bond Fund of America, Class R-6	20,848,086	272,068
U.S. Government Securities Fund, Class R-6	12,021,714	169,867
		1,530,802

Total investment securities 100% (cost: $3,202,645,000)		3,397,102
Other assets less liabilities 0%		(1,808)

Net assets 100%		$3,395,294

26	American Funds Target Date Retirement Series

American Funds 2015 Target Date Retirement Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of each fund’s outstanding voting shares. Further details on these holdings and related transactions during the year ended October 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2016 (000)
American Funds Inflation Linked Bond Fund, Class R-6	20,961,638	4,531,187	1,478,967	24,013,858	$1,201	$237,737
American Funds Mortgage Fund, Class R-6	16,517,833	4,608,020	1,265,369	19,860,484	3,362	204,166
					$4,563	$441,903

See Notes to Financial Statements

American Funds Target Date Retirement Series	27

American Funds 2010 Target Date Retirement Fund

Investment portfolio, October 31, 2016

Fund investments	Shares	Value (000)
Growth-and-income funds 23%
American Mutual Fund, Class R-6	3,160,512	$114,063
Capital World Growth and Income Fund, Class R-6	1,824,078	81,354
Fundamental Investors, Class R-6	1,372,841	73,282
International Growth and Income Fund, Class R-6	426,902	12,337
The Investment Company of America, Class R-6	2,608,151	93,607
Washington Mutual Investors Fund, Class R-6	2,329,497	93,739
		468,382

Equity-income and Balanced funds 30%
American Balanced Fund, Class R-6	2,470,533	61,171
American Funds Global Balanced Fund, Class R-6	2,062,134	61,204
Capital Income Builder, Class R-6	4,257,733	244,777
The Income Fund of America, Class R-6	11,553,311	245,161
		612,313

Fixed income funds 47%
American Funds Inflation Linked Bond Fund, Class R-6	14,443,045	142,986
American Funds Mortgage Fund, Class R-6	11,931,579	122,657
American High-Income Trust, Class R-6	10,080,829	102,623
Capital World Bond Fund, Class R-6	5,072,529	101,450
Intermediate Bond Fund of America, Class R-6	16,510,272	224,870
Short-Term Bond Fund of America, Class R-6	4,000,134	40,001
The Bond Fund of America, Class R-6	12,488,821	162,979
U.S. Government Securities Fund, Class R-6	4,568,341	64,551
		962,117

Total investment securities 100% (cost: $1,991,775,000)		2,042,812
Other assets less liabilities 0%		(989)

Net assets 100%		$2,041,823

28	American Funds Target Date Retirement Series

American Funds 2010 Target Date Retirement Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of each fund’s outstanding voting shares. Further details on these holdings and related transactions during the year ended October 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2016 (000)
American Funds Inflation Linked Bond Fund, Class R-6	12,971,967	3,201,776	1,730,698	14,443,045	$724	$142,986
American Funds Mortgage Fund, Class R-6*	10,230,789	3,030,493	1,329,703	11,931,579	2,001	—
					$2,725	$142,986

*Unaffiliated issuer at 10/31/2016.

See Notes to Financial Statements

American Funds Target Date Retirement Series	29

Financial statements

Statements of assets and liabilities
at October 31, 2016

	2060 Fund		2055 Fund	2050 Fund	2045 Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$133,927		$1,194,745	$2,866,194	$3,541,372
Affiliated issuers	—		—	—	—
Receivables for:
Sales of investments	—		—	—	—
Sales of fund’s shares	1,253		4,462	8,461	9,327
Dividends	6		59	143	177
Total assets	135,186		1,199,266	2,874,798	3,550,876

Liabilities:
Payables for:
Purchases of investments	1,027		2,488	3,567	5,344
Repurchases of fund’s shares	134		1,932	4,869	3,984
Services provided by related parties	70		675	1,465	1,865
Trustees’ deferred compensation	—	*	2	9	10
Other	—	*	2	4	5
Total liabilities	1,231		5,099	9,914	11,208
Net assets at October 31, 2016	$133,955		$1,194,167	$2,864,884	$3,539,668

Net assets consist of:
Capital paid in on shares of beneficial interest	$130,996		$1,132,018	$2,598,707	$3,228,430
Undistributed net investment income	30		503	4,139	5,995
Undistributed net realized gain	1,459		28,399	74,972	90,591
Net unrealized appreciation	1,470		33,247	187,066	214,652
Net assets at October 31, 2016	$133,955		$1,194,167	$2,864,884	$3,539,668

Investment securities, at cost:
Unaffiliated issuers	$132,457		$1,161,498	$2,679,128	$3,326,720
Affiliated issuers	—		—	—	—

*	Amount less than one thousand.

See Notes to Financial Statements

30	American Funds Target Date Retirement Series

(dollars in thousands)

2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund

$5,579,195	$6,278,704	$7,492,776	$6,878,495	$5,832,580	$2,955,199	$1,899,826
—	—	1,067,951	1,316,506	2,029,838	441,903	142,986

—	—	—	352	—	—	—
13,279	16,350	16,929	15,199	18,953	5,099	4,279
280	388	1,028	1,883	3,247	2,008	1,250
5,592,754	6,295,442	8,578,684	8,212,435	7,884,618	3,404,209	2,048,341

5,579	2,980	5,176	1,883	10,913	2,084	1,529
7,624	12,539	12,214	14,952	10,969	5,078	4,067
2,684	3,277	4,159	4,243	3,723	1,725	903
17	20	29	30	34	23	16
9	10	13	13	13	5	3
15,913	18,826	21,591	21,121	25,652	8,915	6,518
$5,576,841	$6,276,616	$8,557,093	$8,191,314	$7,858,966	$3,395,294	$2,041,823

$5,046,078	$5,711,523	$7,766,517	$7,511,366	$7,191,563	$3,129,469	$1,956,660
13,335	16,406	31,077	40,078	51,067	31,551	22,561
142,442	151,525	193,206	144,525	119,519	39,817	11,565
374,986	397,162	566,293	495,345	496,817	194,457	51,037
$5,576,841	$6,276,616	$8,557,093	$8,191,314	$7,858,966	$3,395,294	$2,041,823

$5,204,209	$5,881,542	$6,937,884	$6,399,875	$5,362,274	$2,773,228	$1,854,958
—	—	1,056,550	1,299,781	2,003,327	429,417	136,817

American Funds Target Date Retirement Series	31

Statements of assets and liabilities
at October 31, 2016

		2060 Fund	2055 Fund	2050 Fund	2045 Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class A:	Net assets	$38,032	$267,789	$588,202	$687,649
	Shares outstanding	3,704	16,922	46,029	52,606
	Net asset value per share	$10.27	$15.82	$12.78	$13.07
Class B:	Net assets	$16	$15	$24	$141
	Shares outstanding	2	1	2	11
	Net asset value per share	$10.28	$15.82	$12.69	$12.92
Class C:	Net assets	$4,666	$21,301	$32,456	$38,562
	Shares outstanding	458	1,368	2,585	3,001
	Net asset value per share	$10.18	$15.58	$12.55	$12.85
Class F-1:	Net assets	$242	$1,189	$2,483	$2,008
	Shares outstanding	24	75	195	154
	Net asset value per share	$10.29	$15.78	$12.74	$13.04
Class F-2:	Net assets	$571	$1,443	$4,575	$2,617
	Shares outstanding	55	91	358	200
	Net asset value per share	$10.30	$15.85	$12.79	$13.10
Class R-1:	Net assets	$165	$2,114	$8,207	$8,790
	Shares outstanding	16	137	657	687
	Net asset value per share	$10.21	$15.49	$12.49	$12.79
Class R-2:	Net assets	$20,998	$175,316	$338,084	$455,383
	Shares outstanding	2,063	11,302	27,029	35,697
	Net asset value per share	$10.18	$15.51	$12.51	$12.76
Class R-2E:	Net assets	$557	$3,716	$10,988	$18,706
	Shares outstanding	54	237	869	1,445
	Net asset value per share	$10.25	$15.69	$12.64	$12.94
Class R-3:	Net assets	$19,404	$187,465	$440,643	$534,961
	Shares outstanding	1,897	11,963	34,871	41,411
	Net asset value per share	$10.23	$15.67	$12.64	$12.92
Class R-4:	Net assets	$15,742	$182,660	$416,918	$522,027
	Shares outstanding	1,532	11,561	32,699	40,016
	Net asset value per share	$10.27	$15.80	$12.75	$13.05
Class R-5E:	Net assets	$1,020	$9,746	$26,045	$30,310
	Shares outstanding	99	617	2,041	2,323
	Net asset value per share	$10.28	$15.81	$12.76	$13.05
Class R-5:	Net assets	$7,851	$86,871	$215,668	$255,553
	Shares outstanding	761	5,448	16,743	19,383
	Net asset value per share	$10.31	$15.94	$12.88	$13.18
Class R-6:	Net assets	$24,691	$254,542	$780,591	$982,961
	Shares outstanding	2,393	15,946	60,761	74,790
	Net asset value per share	$10.32	$15.96	$12.85	$13.14

See Notes to Financial Statements

32	American Funds Target Date Retirement Series

(dollars and shares in thousands, except per-share amounts)

2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund

$1,011,919	$1,166,399	$1,549,567	$1,730,478	$1,704,150	$977,525	$572,690
78,120	91,499	121,993	142,172	146,114	89,243	55,401
$12.95	$12.75	$12.70	$12.17	$11.66	$10.95	$10.34
$119	$88	$442	$176	$220	$31	$18
9	7	35	15	19	3	2
$12.82	$12.60	$12.55	$12.05	$11.56	$10.85	$10.33
$47,866	$62,052	$79,758	$96,980	$83,691	$39,553	$21,947
3,756	4,948	6,385	8,103	7,290	3,667	2,155
$12.74	$12.54	$12.49	$11.97	$11.48	$10.79	$10.19
$4,192	$5,723	$12,468	$11,847	$12,897	$6,438	$2,981
325	450	986	977	1,110	590	289
$12.92	$12.72	$12.65	$12.12	$11.62	$10.91	$10.31
$5,163	$7,210	$15,364	$24,054	$22,149	$12,382	$4,784
398	565	1,208	1,975	1,898	1,129	462
$12.97	$12.76	$12.71	$12.18	$11.67	$10.96	$10.35
$16,438	$17,614	$28,655	$22,023	$20,089	$12,844	$5,203
1,297	1,417	2,295	1,843	1,753	1,197	509
$12.67	$12.43	$12.48	$11.95	$11.46	$10.73	$10.23
$624,237	$781,930	$913,164	$913,045	$733,520	$321,862	$130,411
49,296	62,711	73,488	76,689	64,158	29,960	12,827
$12.66	$12.47	$12.43	$11.91	$11.43	$10.74	$10.17
$27,178	$39,083	$41,769	$49,587	$43,196	$25,993	$15,868
2,120	3,099	3,321	4,114	3,742	2,399	1,551
$12.82	$12.61	$12.58	$12.05	$11.55	$10.84	$10.23
$772,760	$925,358	$1,267,384	$1,237,101	$1,147,940	$513,018	$262,399
60,266	73,358	100,821	102,700	99,346	47,261	25,573
$12.82	$12.61	$12.57	$12.05	$11.55	$10.86	$10.26
$825,169	$886,550	$1,261,001	$1,166,781	$1,172,657	$425,217	$302,469
63,837	69,699	99,466	96,029	100,686	38,873	29,301
$12.93	$12.72	$12.68	$12.15	$11.65	$10.94	$10.32
$48,174	$54,878	$69,175	$83,272	$84,505	$29,241	$32,886
3,724	4,310	5,454	6,851	7,258	2,675	3,187
$12.94	$12.73	$12.68	$12.16	$11.64	$10.93	$10.32
$370,094	$432,204	$526,581	$542,675	$473,926	$180,703	$118,932
28,338	33,637	41,126	44,243	40,328	16,380	11,426
$13.06	$12.85	$12.80	$12.27	$11.75	$11.03	$10.41
$1,823,532	$1,897,527	$2,791,765	$2,313,295	$2,360,026	$850,487	$571,235
140,033	148,148	218,777	189,025	201,305	77,331	55,013
$13.02	$12.81	$12.76	$12.24	$11.72	$11.00	$10.38

American Funds Target Date Retirement Series	33

Statements of operations

for the year ended October 31, 2016

	2060 Fund		2055 Fund	2050 Fund	2045 Fund
Investment income:
Income:
Dividends:
Unaffiliated issuers	$1,182		$14,229	$35,630	$44,118
Affiliated issuers	—		—	—	—
	1,182		14,229	35,630	44,118

Fees and expenses*:
Investment advisory services	6		123	325	394
Distribution services	255		2,897	6,527	8,078
Transfer agent services	105		1,253	2,880	3,585
Reports to shareholders	3		31	77	94
Registration statement and prospectus	157		253	337	375
Trustees’ compensation	—	†	5	13	15
Auditing and legal	3		6	11	12
Custodian	11		11	11	11
Other	—	†	1	4	5
Total fees and expenses before waivers	540		4,580	10,185	12,569
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	6		123	325	394
Miscellaneous fee reimbursements	137		—	—	—
Total waivers/reimbursements of fees and expenses	143		123	325	394
Total fees and expenses after waivers/reimbursements	397		4,457	9,860	12,175
Net investment income	785		9,772	25,770	31,943

Net realized gain and unrealized appreciation (depreciation):
Net realized (loss) gain on sale of investments:
Unaffiliated issuers	(506)		(2,282)	(4,827)	(6,103)
Affiliated issuers	—		—	—	—
Capital gain distributions received	2,175		31,211	81,178	98,288
Net realized gain	1,669		28,929	76,351	92,185
Net unrealized appreciation (depreciation)	1,469		3,192	(1,198)	992
Net realized gain and unrealized appreciation (depreciation)	3,138		32,121	75,153	93,177

Net increase in net assets resulting from operations	$3,923		$41,893	$100,923	$125,120

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

34	American Funds Target Date Retirement Series

(dollars in thousands)

2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund

$72,676	$83,781	$110,813	$111,105	$111,108	$67,619	$42,222
—	—	10,758	14,435	23,183	4,563	2,725
72,676	83,781	121,571	125,540	134,291	72,182	44,947

638	713	1,006	988	1,004	480	293
11,954	14,319	18,922	19,212	17,961	8,614	4,503
5,311	6,300	8,255	8,350	7,811	3,743	1,979
150	167	234	228	228	107	65
492	485	578	575	558	315	261
25	28	39	38	38	18	11
17	18	24	23	23	13	9
11	11	11	11	11	11	11
8	9	12	11	12	5	2
18,606	22,050	29,081	29,436	27,646	13,306	7,134

638	713	1,006	988	1,004	480	293
—	—	—	—	—	—	—
638	713	1,006	988	1,004	480	293
17,968	21,337	28,075	28,448	26,642	12,826	6,841
54,708	62,444	93,496	97,092	107,649	59,356	38,106

(8,711)	(12,154)	(15,797)	(19,004)	(14,418)	(7,386)	(10,529)
—	—	(923)	(2,045)	(2,538)	(376)	(412)
153,519	166,596	216,634	175,230	147,425	52,952	27,042
144,808	154,442	199,914	154,181	130,469	45,190	16,101
(4,518)	195	(3,129)	23,189	26,421	24,696	20,139

140,290	154,637	196,785	177,370	156,890	69,886	36,240
$194,998	$217,081	$290,281	$274,462	$264,539	$129,242	$74,346

American Funds Target Date Retirement Series	35

Statements of changes in net assets

	2060 Fund		2055 Fund		2050 Fund
	Year ended October 31	Period ended October 31	Year ended October 31		Year ended October 31
	2016	2015*	2016	2015	2016	2015
Operations:
Net investment income	$785	$46	$9,772	$5,835	$25,770	$18,081
Net realized gain (loss)	1,669	(36)	28,929	25,324	76,351	80,314
Net unrealized appreciation (depreciation)	1,469	1	3,192	(22,931)	(1,198)	(71,939)
Net increase in net assets resulting from operations	3,923	11	41,893	8,228	100,923	26,456

Dividends and distributions paid to shareholders:
Dividends from net investment income	(363)	—	(4,463)	(2,977)	(11,155)	(9,952)
Distributions from net realized gain on investments	(16)	—	(24,493)	(10,307)	(79,341)	(38,061)
Total dividends and distributions paid to shareholders	(379)	—	(28,956)	(13,284)	(90,496)	(48,013)

Net capital share transactions	104,785	25,615	463,257	315,696	942,920	631,869

Total increase in net assets	108,329	25,626	476,194	310,640	953,347	610,312

Net assets:
Beginning of period	25,626	—	717,973	407,333	1,911,537	1,301,225
End of period	$133,955	$25,626	$1,194,167	$717,973	$2,864,884	$1,911,537
Undistributed (distributions in excess of) net investment income	$30	$42	$503	$— †	$4,139	$(6)

See Notes to Financial Statements

36	American Funds Target Date Retirement Series

(dollars in thousands)

2045 Fund		2040 Fund		2035 Fund		2030 Fund		2025 Fund
Year ended October 31		Year ended October 31		Year ended October 31		Year ended October 31		Year ended October 31
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$31,943	$21,631	$54,708	$39,546	$62,444	$44,437	$93,496	$66,186	$97,092	$68,957
92,185	94,406	144,808	159,795	154,442	201,062	199,914	270,681	154,181	280,238
992	(85,150)	(4,518)	(145,988)	195	(187,201)	(3,129)	(252,048)	23,189	(282,993)
125,120	30,887	194,998	53,353	217,081	58,298	290,281	84,819	274,462	66,202

(13,630)	(12,424)	(27,348)	(22,473)	(27,099)	(27,358)	(46,127)	(37,466)	(48,765)	(41,276)
(94,019)	(40,292)	(159,314)	(77,500)	(201,771)	(76,041)	(270,921)	(122,729)	(278,541)	(99,162)
(107,649)	(52,716)	(186,662)	(99,973)	(228,870)	(103,399)	(317,048)	(160,195)	(327,306)	(140,438)

1,204,191	814,014	1,792,196	1,185,351	2,074,011	1,361,230	2,626,874	1,948,369	2,400,763	1,926,574

1,221,662	792,185	1,800,532	1,138,731	2,062,222	1,316,129	2,600,107	1,872,993	2,347,919	1,852,338

2,318,006	1,525,821	3,776,309	2,637,578	4,214,394	2,898,265	5,956,986	4,083,993	5,843,395	3,991,057
$3,539,668	$2,318,006	$5,576,841	$3,776,309	$6,276,616	$4,214,394	$8,557,093	$5,956,986	$8,191,314	$5,843,395

$5,995	$(5)	$13,335	$3,699	$16,406	$843	$31,077	$7,234	$40,078	$9,039

See page 38 for footnotes.

American Funds Target Date Retirement Series	37

Statements of changes in net assets	(dollars in thousands)

	2020 Fund		2015 Fund		2010 Fund
	Year ended October 31		Year ended October 31		Year ended October 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income	$107,649	$78,997	$59,356	$52,001	$38,106	$34,494
Net realized gain (loss)	130,469	172,936	45,190	120,139	16,101	52,657
Net unrealized appreciation (depreciation)	26,421	(180,133)	24,696	(151,538)	20,139	(76,995)
Net increase in net assets resulting from operations	264,539	71,800	129,242	20,602	74,346	10,156

Dividends and distributions paid to shareholders:
Dividends from net investment income	(67,371)	(49,434)	(31,966)	(31,066)	(24,021)	(19,225)
Distributions from net realized gain on investments	(171,432)	(99,293)	(118,889)	(59,405)	(53,066)	(41,150)
Total dividends and distributions paid to shareholders	(238,803)	(148,727)	(150,855)	(90,471)	(77,087)	(60,375)

Net capital share transactions	1,855,556	1,822,153	536,658	546,829	275,274	456,945

Total increase in net assets	1,881,292	1,745,226	515,045	476,960	272,533	406,726

Net assets:
Beginning of period	5,977,674	4,232,448	2,880,249	2,403,289	1,769,290	1,362,564
End of period	$7,858,966	$5,977,674	$3,395,294	$2,880,249	$2,041,823	$1,769,290
Undistributed (distributions in excess of) net investment income	$51,067	$27,725	$31,551	$12,337	$22,561	$11,717

*	For the period March 27, 2015, commencement of operations, through October 31, 2015.
†	Amount less than one thousand.

See Notes to Financial Statements

38	American Funds Target Date Retirement Series

Notes to financial statements

1. Organization

American Funds Target Date Retirement Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The series consists of 11 funds (the “funds”) — American Funds 2060 Target Date Retirement Fund (“2060 Fund”), American Funds 2055 Target Date Retirement Fund (“2055 Fund”), American Funds 2050 Target Date Retirement Fund (“2050 Fund”), American Funds 2045 Target Date Retirement Fund (“2045 Fund”), American Funds 2040 Target Date Retirement Fund (“2040 Fund”), American Funds 2035 Target Date Retirement Fund (“2035 Fund”), American Funds 2030 Target Date Retirement Fund (“2030 Fund”), American Funds 2025 Target Date Retirement Fund (“2025 Fund”), American Funds 2020 Target Date Retirement Fund (“2020 Fund”), American Funds 2015 Target Date Retirement Fund (“2015 Fund”) and American Funds 2010 Target Date Retirement Fund (“2010 Fund”). The assets of each fund are segregated, with each fund accounted for separately.

Each fund in the series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund seeks to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company (“CRMC”) is the series’ investment adviser and adviser to the underlying funds.

Each fund in the series has 13 share classes consisting of five retail share classes (Classes A, B, C, as well as two F share classes, F-1 and F-2) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The eight retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The funds’ share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class F-1 and F-2	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B shares of each fund are not available for purchase.

On November 20, 2015, each fund in the series made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to the series’ registration statement filed with the U.S. Securities and Exchange Commission. Refer to the series’ prospectus for more details.

Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution and transfer agent services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class of each fund.

2. Significant accounting policies

Each fund in the series is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies in this section, as well as the valuation policies described in the next section on valuation.

American Funds Target Date Retirement Series	39

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date.

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables on pages 65 to 86.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class of each fund.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At October 31, 2016, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

40	American Funds Target Date Retirement Series

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target and are expected to lessen as the fund approaches its target.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks

American Funds Target Date Retirement Series	41

associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and

42	American Funds Target Date Retirement Series

increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

Management — The investment adviser to the fund and to the underlying funds actively manages the underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Target Date Retirement Series	43

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2016, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The series, except for 2060 Fund, is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011. 2060 Fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2015, the year the fund commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and amortization of premiums and discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of October 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each fund were as follows (dollars in thousands):

	2060	2055	2050	2045	2040	2035
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$30	$506	$4,168	$6,005	$13,352	$16,425
Undistributed long-term capital gain	2,021	30,807	79,942	96,958	151,655	164,043
Gross unrealized appreciation on investment securities	1,026	34,253	189,231	217,588	385,781	400,578
Gross unrealized depreciation on investment securities	(118)	(3,413)	(7,155)	(9,303)	(20,008)	(15,934)
Net unrealized appreciation on investment securities	908	30,840	182,076	208,285	365,773	384,644
Cost of investment securities	133,019	1,163,905	2,684,118	3,333,087	5,213,422	5,894,060
Reclassification to undistributed net investment income from undistributed net realized gain	20	284	721	903	1,444	1,941
Reclassification to capital paid in on shares of beneficial interest from undistributed net investment income	454	5,090	11,191	13,216	19,168	21,723
Reclassification to capital paid in on shares of beneficial interest from undistributed net realized gain	133	98	261	269	273	229

		2030	2025	2020	2015	2010
		Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income		$31,133	$40,309	$51,394	$32,354	$22,577
Undistributed long-term capital gain		209,819	163,673	134,270	46,028	19,310
Gross unrealized appreciation on investment securities		575,390	498,892	497,356	202,369	50,866
Gross unrealized depreciation on investment securities		(25,739)	(22,900)	(15,587)	(14,908)	(7,579)
Net unrealized appreciation on investment securities		549,651	475,992	481,769	187,461	43,287
Cost of investment securities		8,011,076	7,719,009	7,380,649	3,209,641	1,999,525
Reclassification to undistributed net investment income from undistributed net realized gain		5,308	8,257	8,612	3,846	2,691
Reclassification to capital paid in on shares of beneficial interest from undistributed net investment income		28,834	25,545	25,548	12,022	5,932
Reclassification to capital paid in on shares of beneficial interest from undistributed net realized gain		492	—	—	95	—

44	American Funds Target Date Retirement Series

No distributions were paid to shareholders of 2060 Fund during the period March 27, 2015, commencement of operations, through October 31, 2015. The tax character of distributions paid to shareholders was as follows (dollars in thousands):

2060 Fund

	Year ended October 31, 2016
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$212		$9		$221
Class B	—	*	—	*	—	*
Class C	6		—	*	6
Class F-1	—	*	—	*	—	*
Class F-2	8		—	*	8
Class R-1	—	*	—	*	—	*
Class R-2	30		2		32
Class R-2E	—	*	—	*	—	*
Class R-3	36		2		38
Class R-4	24		1		25
Class R-5E†	—	*	—	*	—	*
Class R-5	8		—	*	8
Class R-6	39		2		41
Total	$363		$16		$379

2055 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$1,379		$6,460		$7,839		$1,185		$3,340		$4,525
Class B	—	*	1		1		—	*	1		1
Class C	30		401		431		24		78		102
Class F-1	4		16		20		1		2		3
Class F-2	4		15		19		1		2		3
Class R-1	—		54		54		2		34		36
Class R-2	105		4,266		4,371		219		2,177		2,396
Class R-2E	4		13		17		—	*	—	*	—	*
Class R-3	508		4,100		4,608		444		1,934		2,378
Class R-4	765		3,522		4,287		425		1,246		1,671
Class R-5E†	—	*	—	*	—	*
Class R-5	406		1,424		1,830		239		539		778
Class R-6	1,258		4,221		5,479		437		954		1,391
Total	$4,463		$24,493		$28,956		$2,977		$10,307		$13,284

See page 49 for footnotes.

American Funds Target Date Retirement Series	45

2050 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$3,016		$19,360		$22,376		$3,528		$11,532		$15,060
Class B	—		2		2		1		2		3
Class C	45		708		753		41		143		184
Class F-1	7		43		50		3		8		11
Class F-2	19		88		107		3		8		11
Class R-1	—		298		298		10		182		192
Class R-2	—		11,420		11,420		519		7,063		7,582
Class R-2E	8		37		45		—	*	—	*	—	*
Class R-3	1,228		14,139		15,367		1,370		6,870		8,240
Class R-4	1,762		11,084		12,846		1,511		4,960		6,471
Class R-5E†	—	*	—	*	—	*
Class R-5	1,075		4,900		5,975		978		2,453		3,431
Class R-6	3,995		17,262		21,257		1,988		4,840		6,828
Total	$11,155		$79,341		$90,496		$9,952		$38,061		$48,013

2045 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$3,564		$21,777		$25,341		$4,157		$11,376		$15,533
Class B	—		12		12		1		5		6
Class C	53		802		855		41		131		172
Class F-1	3		20		23		3		7		10
Class F-2	7		31		38		—	*	1		1
Class R-1	—		329		329		31		230		261
Class R-2	—		14,863		14,863		859		7,926		8,785
Class R-2E	7		34		41		—	*	—	*	—	*
Class R-3	1,424		15,972		17,396		1,887		7,894		9,781
Class R-4	2,188		13,197		15,385		1,892		5,218		7,110
Class R-5E†	—	*	—	*	—	*
Class R-5	1,337		5,895		7,232		1,244		2,674		3,918
Class R-6	5,047		21,087		26,134		2,309		4,830		7,139
Total	$13,630		$94,019		$107,649		$12,424		$40,292		$52,716

2040 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$6,513		$35,525		$42,038		$6,876		$21,024		$27,900
Class B	—		12		12		2		10		12
Class C	99		1,077		1,176		63		220		283
Class F-1	10		53		63		6		17		23
Class F-2	23		93		116		7		15		22
Class R-1	—		673		673		28		472		500
Class R-2	538		22,714		23,252		1,316		13,661		14,977
Class R-2E	21		91		112		—	*	—	*	—	*
Class R-3	2,959		25,850		28,809		2,946		13,562		16,508
Class R-4	4,266		22,739		27,005		3,326		10,071		13,397
Class R-5E†	—	*	—	*	—	*
Class R-5	2,418		9,829		12,247		2,246		5,356		7,602
Class R-6	10,501		40,658		51,159		5,657		13,092		18,749
Total	$27,348		$159,314		$186,662		$22,473		$77,500		$99,973

46	American Funds Target Date Retirement Series

2035 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$6,822		$45,558		$52,380		$8,419		$20,472		$28,891
Class B	—		14		14		3		10		13
Class C	113		1,795		1,908		125		320		445
Class F-1	17		106		123		10		23		33
Class F-2	21		107		128		14		27		41
Class R-1	—		718		718		43		440		483
Class R-2	214		31,712		31,926		2,217		14,765		16,982
Class R-2E	33		168		201		—	*	—	*	—	*
Class R-3	2,846		33,683		36,529		4,328		14,800		19,128
Class R-4	4,294		28,106		32,400		4,145		9,903		14,048
Class R-5E†	—	*	—	*	—	*
Class R-5	2,538		12,398		14,936		2,614		5,054		7,668
Class R-6	10,201		47,406		57,607		5,440		10,227		15,667
Total	$27,099		$201,771		$228,870		$27,358		$76,041		$103,399

2030 Fund

	Year ended October 31, 2016				Year ended October 31, 2015
				Total					Total
				dividends and					dividends and
	Ordinary		Long-term	distributions	Ordinary		Long-term		distributions
Share class	income		capital gains	paid	income		capital gains		paid
Class A	$10,629		$58,293	$68,922	$10,991		$31,713		$42,704
Class B	—	*	17	17	3		11		14
Class C	199		2,083	2,282	111		355		466
Class F-1	37		180	217	17		42		59
Class F-2	53		224	277	15		34		49
Class R-1	—		1,132	1,132	72		830		902
Class R-2	1,048		36,423	37,471	2,488		21,569		24,057
Class R-2E	20		99	119	—	*	—	*	—	*
Class R-3	5,496		47,457	52,953	5,813		24,277		30,090
Class R-4	7,200		39,050	46,250	6,093		17,370		23,463
Class R-5E†	—	*	1	1
Class R-5	3,443		14,335	17,778	3,244		7,409		10,653
Class R-6	18,002		71,627	89,629	8,619		19,119		27,738

Total	$46,127		$270,921	$317,048	$37,466		$122,729		$160,195

See page 49 for footnotes.

American Funds Target Date Retirement Series	47

2025 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$12,718		$67,787		$80,505		$13,545		$28,684		$42,229
Class B	—		14		14		3		8		11
Class C	279		2,620		2,899		159		368		527
Class F-1	44		219		263		26		46		72
Class F-2	114		472		586		23		40		63
Class R-1	—		933		933		84		531		615
Class R-2	1,691		39,061		40,752		3,536		18,227		21,763
Class R-2E	12		56		68		—	*	—	*	—	*
Class R-3	5,705		46,660		52,365		6,963		20,136		27,099
Class R-4	7,133		37,417		44,550		6,301		13,249		19,550
Class R-5E†	—	*	—	*	—	*
Class R-5	3,809		15,557		19,366		3,382		5,791		9,173
Class R-6	17,260		67,745		85,005		7,254		12,082		19,336
Total	$48,765		$278,541		$327,306		$41,276		$99,162		$140,438

2020 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$16,808		$41,988		$58,796		$16,081		$29,652		$45,733
Class B	1		13		14		5		12		17
Class C	391		1,519		1,910		196		397		593
Class F-1	101		234		335		40		63		103
Class F-2	99		196		295		21		31		52
Class R-1	65		536		601		72		413		485
Class R-2	3,321		20,023		23,344		3,822		15,344		19,166
Class R-2E	29		64		93		—	*	—	*	—	*
Class R-3	8,504		28,260		36,764		7,832		19,202		27,034
Class R-4	10,196		24,765		34,961		7,878		14,270		22,148
Class R-5E†	—	*	—	*	—	*
Class R-5	4,599		9,136		13,735		3,660		5,500		9,160
Class R-6	23,257		44,698		67,955		9,827		14,409		24,236
Total	$67,371		$171,432		$238,803		$49,434		$99,293		$148,727

2015 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$10,310		$36,887		$47,197		$11,851		$20,828		$32,679
Class B	—	*	3		3		1		2		3
Class C	210		1,214		1,424		148		281		429
Class F-1	46		147		193		18		28		46
Class F-2	51		144		195		16		23		39
Class R-1	30		494		524		93		346		439
Class R-2	1,499		13,763		15,262		2,420		8,679		11,099
Class R-2E	56		159		215		—	*	—	*	—	*
Class R-3	4,056		19,860		23,916		5,247		11,902		17,149
Class R-4	4,055		14,147		18,202		4,089		7,055		11,144
Class R-5E†	—	*	1		1
Class R-5	1,926		5,455		7,381		2,028		2,950		4,978
Class R-6	9,727		26,615		36,342		5,155		7,311		12,466
Total	$31,966		$118,889		$150,855		$31,066		$59,405		$90,471

48	American Funds Target Date Retirement Series

2010 Fund

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$7,559		$16,944		$24,503		$8,525		$17,455		$25,980
Class B	—		3		3		2		6		8
Class C	126		464		590		112		240		352
Class F-1	16		34		50		6		12		18
Class F-2	34		63		97		16		28		44
Class R-1	26		138		164		36		138		174
Class R-2	837		4,055		4,892		1,139		4,435		5,574
Class R-2E	46		85		131		—	*	—	*	—	*
Class R-3	2,345		6,767		9,112		2,384		6,208		8,592
Class R-4	3,327		7,197		10,524		2,602		5,258		7,860
Class R-5E†	—	*	—	*	—	*
Class R-5	1,220		2,243		3,463		1,323		2,245		3,568
Class R-6	8,485		15,073		23,558		3,080		5,125		8,205
Total	$24,021		$53,066		$77,087		$19,225		$41,150		$60,375

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

6. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — At the beginning of the reporting period, the series had an investment advisory and service agreement with CRMC that provided for monthly fees, accrued daily. These fees were based on an annual rate of 0.10% of daily net assets. CRMC waived these fees through December 31, 2015. Effective January 1, 2016, CRMC eliminated the management fee. Investment advisory services fees are presented in the statements of operations gross of the waiver from CRMC. CRMC receives fees from the underlying funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables on pages 65 to 86.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of the fees and expenses of 2060 Fund during its startup period. At its discretion the adviser may elect to extend, modify or terminate the reimbursements. Fees and expenses in 2060 Fund’s statement of operations are presented gross of any reimbursement from CRMC. The amounts reimbursed by CRMC are reflected as miscellaneous fee reimbursements.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

American Funds Target Date Retirement Series	49

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class B	1.00	1.00
Class C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Class R-3	0.50	0.75
Class F-1 and R-4	0.25	0.50

For Class A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This share class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2016, there were no unreimbursed expenses subject to reimbursement for any of the funds’ Class A shares.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC for providing administrative services to all of the funds’ share classes. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.05% of average daily net assets from the Class R-6 shares of the underlying funds for administrative services provided to the series.

Class-specific expenses under the distribution services and transfer agent services agreements for the year ended October 31, 2016, were as follows (dollars in thousands):

2060 Fund

Share class	Distribution services		Transfer agent services
Class A	$ 55		$ 27
Class B	—	*	—	*
Class C	28		3
Class F-1	—	*	—	*
Class F-2	Not applicable		1
Class R-1	1		—	*
Class R-2	92		43
Class R-2E	2		1
Class R-3	56		19
Class R-4	21		9
Class R-5E†	Not applicable		1
Class R-5	Not applicable		1
Class R-6	Not applicable		—	*
Total class-specific expenses	$255		$105

2055 Fund

Share class	Distribution services		Transfer agent services
Class A	$ 493		$ 246
Class B	—	*	—	*
Class C	162		17
Class F-1	2		1
Class F-2	Not applicable		1
Class R-1	19		3
Class R-2	1,113		509
Class R-2E	11		4
Class R-3	753		269
Class R-4	344		155
Class R-5E†	Not applicable		7
Class R-5	Not applicable		34
Class R-6	Not applicable		7
Total class-specific expenses	$2,897		$1,253

50	American Funds Target Date Retirement Series

2050 Fund

Share class	Distribution services		Transfer agent services
Class A	$1,149		$ 571
Class B	—	*	—	*
Class C	234		25
Class F-1	4		2
Class F-2	Not applicable		3
Class R-1	77		11
Class R-2	2,255		1,055
Class R-2E	33		11
Class R-3	1,942		697
Class R-4	833		376
Class R-5E†	Not applicable		20
Class R-5	Not applicable		88
Class R-6	Not applicable		21
Total class-specific expenses	$6,527		$2,880

2045 Fund

Share class	Distribution services	Transfer agent services
Class A	$1,307	$ 665
Class B	2	—	*
Class C	281	30
Class F-1	3	1
Class F-2	Not applicable	1
Class R-1	86	13
Class R-2	3,031	1,415
Class R-2E	51	17
Class R-3	2,289	822
Class R-4	1,028	463
Class R-5E†	Not applicable	24
Class R-5	Not applicable	108
Class R-6	Not applicable	26
Total class-specific expenses	$8,078	$3,585

2040 Fund

Share class	Distribution services	Transfer agent services
Class A	$ 2,038	$1,011
Class B	2	—	*
Class C	351	38
Class F-1	6	2
Class F-2	Not applicable	3
Class R-1	166	24
Class R-2	4,269	1,995
Class R-2E	84	28
Class R-3	3,397	1,222
Class R-4	1,641	736
Class R-5E†	Not applicable	38
Class R-5	Not applicable	165
Class R-6	Not applicable	49
Total class-specific expenses	$11,954	$5,311

2035 Fund

Share class	Distribution services	Transfer agent services
Class A	$ 2,415	$1,154
Class B	2	—	*
Class C	488	53
Class F-1	8	4
Class F-2	Not applicable	3
Class R-1	165	24
Class R-2	5,349	2,505
Class R-2E	102	33
Class R-3	4,005	1,440
Class R-4	1,785	806
Class R-5E†	Not applicable	43
Class R-5	Not applicable	185
Class R-6	Not applicable	50
Total class-specific expenses	$14,319	$6,300

2030 Fund

Share class	Distribution services	Transfer agent services
Class A	$ 3,258	$1,544
Class B	5	—	*
Class C	611	66
Class F-1	17	7
Class F-2	Not applicable	8
Class R-1	272	40
Class R-2	6,334	2,967
Class R-2E	117	38
Class R-3	5,719	2,061
Class R-4	2,589	1,169
Class R-5E†	Not applicable	54
Class R-5	Not applicable	226
Class R-6	Not applicable	75
Total class-specific expenses	$18,922	$8,255

2025 Fund

Share class	Distribution services	Transfer agent services
Class A	$ 3,804	$1,729
Class B	3	—	*
Class C	729	79
Class F-1	19	8
Class F-2	Not applicable	13
Class R-1	212	31
Class R-2	6,446	3,032
Class R-2E	122	40
Class R-3	5,482	1,973
Class R-4	2,395	1,085
Class R-5E†	Not applicable	65
Class R-5	Not applicable	232
Class R-6	Not applicable	63
Total class-specific expenses	$19,212	$8,350

See page 52 for footnotes.

American Funds Target Date Retirement Series	51

2020 Fund

Share class	Distribution services	Transfer agent services
Class A	$ 3,852	$1,743
Class B	4	1
Class C	661	72
Class F-1	26	12
Class F-2	Not applicable	11
Class R-1	199	29
Class R-2	5,324	2,516
Class R-2E	98	31
Class R-3	5,288	1,910
Class R-4	2,509	1,137
Class R-5E†	Not applicable	67
Class R-5	Not applicable	217
Class R-6	Not applicable	65
Total class-specific expenses	$17,961	$7,811

2015 Fund

Share class	Distribution services	Transfer agent services
Class A	$2,243	$1,035
Class B	1	—	*
Class C	330	37
Class F-1	11	5
Class F-2	Not applicable	8
Class R-1	121	18
Class R-2	2,452	1,171
Class R-2E	66	21
Class R-3	2,444	887
Class R-4	946	428
Class R-5E†	Not applicable	23
Class R-5	Not applicable	85
Class R-6	Not applicable	25
Total class-specific expenses	$8,614	$3,743

2010 Fund

Share class	Distribution services		Transfer agent services
Class A	$1,374		$ 631
Class B	—	*	—	*
Class C	179		20
Class F-1	6		2
Class F-2	Not applicable		2
Class R-1	51		8
Class R-2	970		464
Class R-2E	43		14
Class R-3	1,203		435
Class R-4	677		308
Class R-5E†	Not applicable		26
Class R-5	Not applicable		52
Class R-6	Not applicable		17
Total class-specific expenses	$4,503		$1,979

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

52	American Funds Target Date Retirement Series

Trustees’ deferred compensation —Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in shares of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
2060 Fund	$ —*	$ —	*	$ —	*
2055 Fund	5	—	*	5
2050 Fund	12	1		13
2045 Fund	14	1		15
2040 Fund	23	2		25
2035 Fund	26	2		28
2030 Fund	36	3		39
2025 Fund	35	3		38
2020 Fund	35	3		38
2015 Fund	17	1		18
2010 Fund	10	1		11

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any of the funds in the series.

7. Investment transactions

The funds made purchases and sales of investment securities during the year ended October 31, 2016, as follows (dollars in thousands):

	Purchases	Sales
2060 Fund	$116,379	$9,047
2055 Fund	505,512	29,942
2050 Fund	1,005,976	45,953
2045 Fund	1,300,073	71,758
2040 Fund	1,911,478	96,541
2035 Fund	2,202,480	128,362
2030 Fund	2,842,236	198,879
2025 Fund	2,662,690	314,760
2020 Fund	2,208,062	334,805
2015 Fund	741,060	242,469
2010 Fund	525,007	261,337

American Funds Target Date Retirement Series	53

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

2060 Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$45,189	4,591	$220		22		$(16,392)	(1,748)	$29,017	2,865
Class B	6	1	—	[2]	—	[2]	(2)	— [2]	4	1
Class C	4,757	485	7		—	[2]	(1,118)	(114)	3,646	371
Class F-1	437	43	—	[2]	—	[2]	(203)	(20)	234	23
Class F-2	1,244	124	8		1		(818)	(87)	434	38
Class R-1	162	16	—	[2]	—	[2]	(27)	(3)	135	13
Class R-2	21,258	2,164	32		3		(4,742)	(478)	16,548	1,689
Class R-2E	838	84	—	[2]	—	[2]	(309)	(31)	529	53
Class R-3	19,380	1,952	38		4		(4,976)	(500)	14,442	1,456
Class R-4	16,675	1,675	25		3		(3,988)	(396)	12,712	1,282
Class R-5E3	1,046	104	—		—		(47)	(5)	999	99
Class R-5	8,772	864	8		1		(1,880)	(190)	6,900	675
Class R-6	23,420	2,337	40		4		(4,275)	(420)	19,185	1,921
Total net increase (decrease)	$143,184	14,440	$378		38		$(38,777)	(3,992)	$104,785	10,486

For the period March 27, 2015[4] through October 31, 2015

Class A	$8,892	895	$—		—		$(547)	(56)	$8,345	839
Class B	15	1	—		—		(3)	— [2]	12	1
Class C	962	97	—		—		(101)	(10)	861	87
Class F-1	28	3	—		—		(14)	(2)	14	1
Class F-2	186	19	—		—		(14)	(2)	172	17
Class R-1	25	3	—		—		—	—	25	3
Class R-2	5,731	575	—		—		(2,024)	(201)	3,707	374
Class R-2E	10	1	—		—		—	—	10	1
Class R-3	6,134	617	—		—		(1,724)	(176)	4,410	441
Class R-4	3,679	367	—		—		(1,159)	(117)	2,520	250
Class R-5	1,096	111	—		—		(246)	(25)	850	86
Class R-6	5,079	511	—		—		(390)	(39)	4,689	472
Total net increase (decrease)	$31,837	3,200	$—		—		$(6,222)	(628)	$25,615	2,572

54	American Funds Target Date Retirement Series

2055 Fund

	Sales[1]			Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$103,087	6,730		$7,830	518		$(41,060)	(2,667)	$69,857	4,581
Class B	5	—	[2]	1	—	[2]	(34)	(2)	(28)	(2)
Class C	11,843	788		431	29		(2,484)	(164)	9,790	653
Class F-1	1,051	68		19	1		(287)	(19)	783	50
Class F-2	1,073	71		19	1		(191)	(13)	901	59
Class R-1	1,250	83		54	4		(1,124)	(73)	180	14
Class R-2	90,707	6,044		4,369	293		(46,675)	(3,095)	48,401	3,242
Class R-2E	3,867	256		16	1		(365)	(24)	3,518	233
Class R-3	103,536	6,829		4,582	305		(43,296)	(2,858)	64,822	4,276
Class R-4	107,136	7,001		4,287	284		(31,329)	(2,051)	80,094	5,234
Class R-5E3	9,939	647		—	—		(467)	(30)	9,472	617
Class R-5	55,311	3,552		1,830	120		(17,277)	(1,104)	39,864	2,568
Class R-6	197,672	12,769		5,479	360		(67,548)	(4,398)	135,603	8,731
Total net increase (decrease)	$686,477	44,838		$28,917	1,916		$(252,137)	(16,498)	$463,257	30,256

Year ended October 31, 2015

Class A	$89,728	5,644		$4,524	289		$(31,798)	(1,998)	$62,454	3,935
Class B	27	2		1	—	[2]	(47)	(3)	(19)	(1)
Class C	9,883	626		102	7		(895)	(57)	9,090	576
Class F-1	482	30		2	—	[2]	(111)	(7)	373	23
Class F-2	546	35		3	—	[2]	(80)	(5)	469	30
Class R-1	1,154	74		36	2		(575)	(37)	615	39
Class R-2	74,234	4,748		2,395	155		(35,833)	(2,296)	40,796	2,607
Class R-2E	56	3		—	—		(2)	— [2]	54	3
Class R-3	75,952	4,822		2,356	151		(34,522)	(2,192)	43,786	2,781
Class R-4	71,296	4,492		1,670	106		(21,591)	(1,360)	51,375	3,238
Class R-5	36,090	2,260		778	49		(11,387)	(709)	25,481	1,600
Class R-6	96,227	6,016		1,392	88		(16,397)	(1,027)	81,222	5,077
Total net increase (decrease)	$455,675	28,752		$13,259	847		$(153,238)	(9,691)	$315,696	19,908

See page 64 for footnotes.

American Funds Target Date Retirement Series	55

2050 Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$160,595	12,964	$22,305	1,827		$(75,050)	(6,051)	$107,850	8,740
Class B	21	2	1	—	[2]	(52)	(4)	(30)	(2)
Class C	19,333	1,582	754	62		(2,588)	(212)	17,499	1,432
Class F-1	1,595	127	50	4		(241)	(20)	1,404	111
Class F-2	3,806	301	107	9		(799)	(65)	3,114	245
Class R-1	5,558	454	298	25		(4,170)	(340)	1,686	139
Class R-2	140,957	11,616	11,415	949		(91,656)	(7,525)	60,716	5,040
Class R-2E	11,322	931	44	4		(974)	(78)	10,392	857
Class R-3	195,801	16,039	15,363	1,268		(110,972)	(9,036)	100,192	8,271
Class R-4	211,486	17,113	12,845	1,054		(74,549)	(6,009)	149,782	12,158
Class R-5E3	26,494	2,138	—	—		(1,218)	(97)	25,276	2,041
Class R-5	121,631	9,596	5,974	486		(42,013)	(3,315)	85,592	6,767
Class R-6	478,624	38,387	21,258	1,737		(120,435)	(9,700)	379,447	30,424
Total net increase (decrease)	$1,377,223	111,250	$90,414	7,425		$(524,717)	(42,452)	$942,920	76,223

Year ended October 31, 2015

Class A	$134,942	10,419	$15,026	1,177		$(62,149)	(4,801)	$87,819	6,795
Class B	56	4	3	—	[2]	(76)	(6)	(17)	(2)
Class C	12,622	985	184	15		(883)	(69)	11,923	931
Class F-1	934	72	10	1		(32)	(2)	912	71
Class F-2	1,960	151	11	1		(746)	(59)	1,225	93
Class R-1	5,044	397	192	15		(4,527)	(356)	709	56
Class R-2	110,933	8,722	7,579	602		(77,499)	(6,109)	41,013	3,215
Class R-2E	156	11	—	—		(4)	— [2]	152	11
Class R-3	185,730	14,487	8,234	650		(88,210)	(6,893)	105,754	8,244
Class R-4	149,792	11,592	6,470	508		(55,447)	(4,305)	100,815	7,795
Class R-5	66,830	5,142	3,431	267		(23,900)	(1,843)	46,361	3,566
Class R-6	275,246	21,289	6,828	534		(46,871)	(3,615)	235,203	18,208
Total net increase (decrease)	$944,245	73,271	$47,968	3,770		$(360,344)	(28,058)	$631,869	48,983

56	American Funds Target Date Retirement Series

2045 Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$191,518	15,141	$25,292	2,025		$(79,134)	(6,247)	$137,676	10,919
Class B	27	2	11	1		(203)	(16)	(165)	(13)
Class C	23,318	1,870	852	69		(3,482)	(278)	20,688	1,661
Class F-1	1,657	131	23	2		(221)	(17)	1,459	116
Class F-2	2,302	181	38	3		(436)	(34)	1,904	150
Class R-1	4,258	342	329	27		(4,338)	(346)	249	23
Class R-2	185,495	15,013	14,846	1,209		(113,236)	(9,131)	87,105	7,091
Class R-2E	19,633	1,572	41	3		(1,815)	(142)	17,859	1,433
Class R-3	251,749	20,134	17,388	1,405		(126,870)	(10,103)	142,267	11,436
Class R-4	260,634	20,627	15,378	1,233		(79,045)	(6,251)	196,967	15,609
Class R-5E3	30,682	2,424	—	—		(1,302)	(101)	29,380	2,323
Class R-5	136,869	10,585	7,230	575		(54,181)	(4,162)	89,918	6,998
Class R-6	612,377	48,044	26,134	2,086		(159,627)	(12,595)	478,884	37,535
Total net increase (decrease)	$1,720,519	136,066	$107,562	8,638		$(623,890)	(49,423)	$1,204,191	95,281

Year ended October 31, 2015

Class A	$167,316	12,638	$15,516	1,190		$(67,171)	(5,078)	$115,661	8,750
Class B	310	23	6	—	[2]	(150)	(11)	166	12
Class C	15,003	1,143	172	13		(1,232)	(94)	13,943	1,062
Class F-1	408	30	10	1		(75)	(6)	343	25
Class F-2	1,003	76	1	—	[2]	(372)	(28)	632	48
Class R-1	5,229	400	258	20		(4,606)	(355)	881	65
Class R-2	157,404	12,134	8,781	685		(92,968)	(7,176)	73,217	5,643
Class R-2E	155	12	—	—		(3)	(1)	152	11
Class R-3	183,988	14,036	9,777	756		(101,642)	(7,761)	92,123	7,031
Class R-4	187,307	14,207	7,110	546		(64,268)	(4,870)	130,149	9,883
Class R-5	83,199	6,251	3,916	298		(23,903)	(1,800)	63,212	4,749
Class R-6	376,157	28,402	7,139	546		(59,761)	(4,515)	323,535	24,433
Total net increase (decrease)	$1,177,479	89,352	$52,686	4,055		$(416,151)	(31,695)	$814,014	61,712

See page 64 for footnotes.

American Funds Target Date Retirement Series	57

2040 Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$233,276	18,589	$41,960	3,389	$(117,415)	(9,337)	$157,821	12,641
Class B	108	8	12	1	(249)	(20)	(129)	(11)
Class C	28,128	2,270	1,175	96	(4,372)	(351)	24,931	2,015
Class F-1	3,242	256	64	6	(438)	(34)	2,868	228
Class F-2	4,629	364	116	9	(1,328)	(106)	3,417	267
Class R-1	5,387	441	673	55	(6,125)	(493)	(65)	3
Class R-2	222,886	18,149	23,233	1,907	(153,170)	(12,460)	92,949	7,596
Class R-2E	30,008	2,429	112	9	(4,272)	(342)	25,848	2,096
Class R-3	318,677	25,586	28,800	2,344	(178,392)	(14,309)	169,085	13,621
Class R-4	392,066	31,254	26,994	2,184	(126,637)	(10,136)	292,423	23,302
Class R-5E3	49,078	3,911	—	—	(2,389)	(187)	46,689	3,724
Class R-5	179,339	13,961	12,244	983	(86,204)	(6,654)	105,379	8,290
Class R-6	1,071,796	84,939	51,159	4,123	(251,975)	(19,978)	870,980	69,084
Total net increase (decrease)	$2,538,620	202,157	$186,542	15,106	$(932,966)	(74,407)	$1,792,196	142,856

Year ended October 31, 2015

Class A	$219,062	16,624	$27,867	2,147	$(100,844)	(7,668)	$146,085	11,103
Class B	209	15	12	1	(263)	(20)	(42)	(4)
Class C	18,517	1,419	281	22	(1,930)	(148)	16,868	1,293
Class F-1	1,021	77	23	2	(222)	(17)	822	62
Class F-2	1,556	117	21	2	(153)	(12)	1,424	107
Class R-1	8,217	634	499	39	(7,238)	(559)	1,478	114
Class R-2	193,437	14,969	14,970	1,171	(130,478)	(10,114)	77,929	6,026
Class R-2E	325	25	—	—	(30)	(2)	295	23
Class R-3	278,143	21,316	16,472	1,278	(143,547)	(11,004)	151,068	11,590
Class R-4	287,117	21,867	13,398	1,034	(94,168)	(7,187)	206,347	15,714
Class R-5	112,468	8,476	7,601	582	(37,155)	(2,807)	82,914	6,251
Class R-6	589,027	44,827	18,750	1,441	(107,614)	(8,185)	500,163	38,083
Total net increase (decrease)	$1,709,099	130,366	$99,894	7,719	$(623,642)	(47,723)	$1,185,351	90,362

58	American Funds Target Date Retirement Series

2035 Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$285,680	23,040	$52,275	4,292	$(133,609)	(10,772)	$204,346	16,560
Class B	99	9	14	1	(350)	(29)	(237)	(19)
Class C	33,249	2,726	1,907	158	(6,685)	(543)	28,471	2,341
Class F-1	3,862	309	123	10	(526)	(42)	3,459	277
Class F-2	5,755	454	128	11	(1,015)	(82)	4,868	383
Class R-1	7,033	589	718	60	(6,434)	(527)	1,317	122
Class R-2	270,411	22,332	31,914	2,661	(181,433)	(14,922)	120,892	10,071
Class R-2E	41,721	3,379	201	17	(4,051)	(321)	37,871	3,075
Class R-3	404,134	32,983	36,524	3,021	(213,868)	(17,388)	226,790	18,616
Class R-4	415,450	33,629	32,398	2,665	(136,283)	(11,051)	311,565	25,243
Class R-5E3	55,442	4,482	—	—	(2,179)	(172)	53,263	4,310
Class R-5	225,312	17,771	14,936	1,219	(99,190)	(7,765)	141,058	11,225
Class R-6	1,180,436	94,984	57,607	4,718	(297,695)	(24,073)	940,348	75,629
Total net increase (decrease)	$2,928,584	236,687	$228,745	18,833	$(1,083,318)	(87,687)	$2,074,011	167,833

Year ended October 31, 2015

Class A	$265,072	20,368	$28,832	2,245	$(106,697)	(8,208)	$187,207	14,405
Class B	275	21	13	1	(305)	(23)	(17)	(1)
Class C	28,761	2,219	443	35	(2,298)	(178)	26,906	2,076
Class F-1	2,149	164	33	3	(703)	(55)	1,479	112
Class F-2	2,487	189	41	3	(841)	(65)	1,687	127
Class R-1	6,013	471	482	38	(7,236)	(564)	(741)	(55)
Class R-2	248,320	19,424	16,978	1,342	(152,885)	(11,971)	112,413	8,795
Class R-2E	299	24	—	—	(7)	(1)	292	23
Class R-3	297,264	23,031	19,122	1,500	(176,452)	(13,697)	139,934	10,834
Class R-4	318,648	24,539	14,033	1,094	(114,836)	(8,853)	217,845	16,780
Class R-5	128,433	9,827	7,668	595	(39,126)	(2,994)	96,975	7,428
Class R-6	664,496	51,072	15,666	1,218	(102,912)	(7,913)	577,250	44,377
Total net increase (decrease)	$1,962,217	151,349	$103,311	8,074	$(704,298)	(54,522)	$1,361,230	104,901

See page 64 for footnotes.

American Funds Target Date Retirement Series	59

2030 Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$373,195	30,224	$68,776	5,666	$(177,439)	(14,367)	$264,532	21,523
Class B	439	37	18	1	(416)	(34)	41	4
Class C	45,401	3,724	2,281	190	(8,701)	(706)	38,981	3,208
Class F-1	12,107	974	217	18	(2,554)	(209)	9,770	783
Class F-2	14,360	1,150	277	23	(3,112)	(250)	11,525	923
Class R-1	8,082	670	1,132	94	(7,272)	(594)	1,942	170
Class R-2	291,450	24,064	37,455	3,134	(214,207)	(17,665)	114,698	9,533
Class R-2E	46,068	3,780	119	10	(6,881)	(560)	39,306	3,230
Class R-3	474,501	38,773	52,918	4,395	(286,999)	(23,409)	240,420	19,759
Class R-4	554,777	44,945	46,249	3,819	(189,770)	(15,336)	411,256	33,428
Class R-5E3	70,062	5,678	—	—	(2,822)	(224)	67,240	5,454
Class R-5	279,645	22,115	17,778	1,457	(127,588)	(10,014)	169,835	13,558
Class R-6	1,651,715	132,984	89,629	7,371	(484,016)	(39,303)	1,257,328	101,052
Total net increase (decrease)	$3,821,802	309,118	$316,849	26,178	$(1,511,777)	(122,671)	$2,626,874	212,625

Year ended October 31, 2015

Class A	$353,998	27,337	$42,642	3,337	$(155,169)	(12,007)	$241,471	18,667
Class B	249	19	13	1	(186)	(14)	76	6
Class C	34,138	2,657	466	37	(2,729)	(214)	31,875	2,480
Class F-1	2,174	168	59	5	(395)	(32)	1,838	141
Class F-2	6,037	471	50	4	(2,982)	(233)	3,105	242
Class R-1	9,045	708	902	71	(10,750)	(838)	(803)	(59)
Class R-2	266,715	20,963	24,052	1,910	(191,726)	(15,095)	99,041	7,778
Class R-2E	1,294	99	—	—	(125)	(9)	1,169	90
Class R-3	438,505	34,108	30,079	2,370	(233,434)	(18,200)	235,150	18,278
Class R-4	453,116	35,039	23,463	1,838	(173,559)	(13,435)	303,020	23,442
Class R-5	148,338	11,384	10,653	830	(45,163)	(3,469)	113,828	8,745
Class R-6	1,067,220	82,663	27,738	2,167	(176,359)	(13,642)	918,599	71,188
Total net increase (decrease)	$2,780,829	215,616	$160,117	12,570	$(992,577)	(77,188)	$1,948,369	150,998

60	American Funds Target Date Retirement Series

2025 Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$436,892	36,756	$80,339	6,926	$(211,232)	(17,791)	$305,999	25,891
Class B	201	18	14	1	(385)	(32)	(170)	(13)
Class C	54,886	4,673	2,896	252	(10,452)	(885)	47,330	4,040
Class F-1	9,686	816	263	23	(1,901)	(159)	8,048	680
Class F-2	16,566	1,374	586	51	(2,376)	(200)	14,776	1,225
Class R-1	7,342	631	933	81	(7,914)	(669)	361	43
Class R-2	280,574	24,089	40,739	3,567	(220,622)	(18,946)	100,691	8,710
Class R-2E	58,198	4,924	67	6	(10,056)	(842)	48,209	4,088
Class R-3	505,192	42,914	52,344	4,548	(289,661)	(24,538)	267,875	22,924
Class R-4	544,636	45,903	44,546	3,847	(193,817)	(16,306)	395,365	33,444
Class R-5E3	84,625	7,130	—	—	(3,373)	(279)	81,252	6,851
Class R-5	304,940	25,070	19,356	1,660	(132,599)	(10,878)	191,697	15,852
Class R-6	1,372,355	114,840	84,992	7,308	(518,017)	(44,066)	939,330	78,082
Total net increase (decrease)	$3,676,093	309,138	$327,075	28,270	$(1,602,405)	(135,591)	$2,400,763	201,817

Year ended October 31, 2015

Class A	$412,920	33,248	$42,157	3,427	$(173,266)	(13,979)	$281,811	22,696
Class B	303	24	10	1	(239)	(20)	74	5
Class C	40,630	3,304	527	43	(2,675)	(218)	38,482	3,129
Class F-1	3,985	319	72	6	(1,126)	(91)	2,931	234
Class F-2	10,315	826	63	5	(1,481)	(119)	8,897	712
Class R-1	7,700	631	614	51	(7,494)	(617)	820	65
Class R-2	280,135	22,962	21,752	1,795	(204,844)	(16,813)	97,043	7,944
Class R-2E	314	25	—	—	(5)	— [2]	309	25
Class R-3	403,942	32,804	27,083	2,218	(249,691)	(20,327)	181,334	14,695
Class R-4	414,455	33,372	19,537	1,591	(165,659)	(13,365)	268,333	21,598
Class R-5	151,280	12,143	9,168	742	(44,392)	(3,560)	116,056	9,325
Class R-6	1,132,472	91,417	19,326	1,567	(221,314)	(17,833)	930,484	75,151
Total net increase (decrease)	$2,858,451	231,075	$140,309	11,446	$(1,072,186)	(86,942)	$1,926,574	155,579

See page 64 for footnotes.

American Funds Target Date Retirement Series	61

2020 Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$399,366	35,010	$58,573	5,277	$(243,560)	(21,373)	$214,379	18,914
Class B	229	21	14	1	(510)	(45)	(267)	(23)
Class C	44,557	3,957	1,910	174	(11,526)	(1,020)	34,941	3,111
Class F-1	10,924	961	335	30	(5,168)	(448)	6,091	543
Class F-2	18,302	1,588	294	27	(1,749)	(155)	16,847	1,460
Class R-1	6,682	599	601	55	(6,999)	(619)	284	35
Class R-2	226,878	20,306	23,337	2,131	(215,222)	(19,246)	34,993	3,191
Class R-2E	52,926	4,654	93	8	(11,343)	(990)	41,676	3,672
Class R-3	443,867	39,333	36,733	3,330	(317,370)	(28,103)	163,230	14,560
Class R-4	515,774	45,389	34,958	3,153	(249,857)	(22,038)	300,875	26,504
Class R-5E3	87,690	7,703	—	—	(5,124)	(445)	82,566	7,258
Class R-5	263,059	22,667	13,732	1,230	(147,281)	(12,755)	129,510	11,142
Class R-6	1,356,035	118,119	67,926	6,103	(593,530)	(52,631)	830,431	71,591
Total net increase (decrease)	$3,426,289	300,307	$238,506	21,519	$(1,809,239)	(159,868)	$1,855,556	161,958

Year ended October 31, 2015

Class A	$407,067	34,807	$45,646	3,942	$(234,771)	(20,109)	$217,942	18,640
Class B	333	29	16	1	(358)	(30)	(9)	—	[2]
Class C	39,861	3,438	593	51	(5,396)	(468)	35,058	3,021
Class F-1	5,246	450	103	9	(433)	(38)	4,916	421
Class F-2	5,233	448	52	5	(1,134)	(98)	4,151	355
Class R-1	7,787	679	486	43	(6,778)	(591)	1,495	131
Class R-2	226,183	19,666	19,150	1,675	(197,744)	(17,211)	47,589	4,130
Class R-2E	930	80	—	—	(124)	(11)	806	69
Class R-3	405,303	34,904	27,009	2,346	(264,788)	(22,868)	167,524	14,382
Class R-4	476,182	40,726	22,122	1,912	(207,588)	(17,826)	290,716	24,812
Class R-5	160,070	13,623	9,157	788	(59,480)	(5,068)	109,747	9,343
Class R-6	1,163,153	99,763	24,236	2,089	(245,171)	(20,987)	942,218	80,865
Total net increase (decrease)	$2,897,348	248,613	$148,570	12,861	$(1,223,765)	(105,305)	$1,822,153	156,169

62	American Funds Target Date Retirement Series

2015 Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$209,430	19,525	$46,947	4,532		$(183,456)	(17,143)	$72,921	6,914
Class B	75	8	3	—	[2]	(139)	(13)	(61)	(5)
Class C	18,324	1,726	1,420	138		(7,973)	(756)	11,771	1,108
Class F-1	4,805	449	194	18		(1,205)	(113)	3,794	354
Class F-2	12,838	1,208	195	19		(3,681)	(339)	9,352	888
Class R-1	4,749	453	524	51		(4,872)	(468)	401	36
Class R-2	96,200	9,135	15,259	1,491		(121,857)	(11,537)	(10,398)	(911)
Class R-2E	37,529	3,514	214	21		(12,357)	(1,153)	25,386	2,382
Class R-3	198,791	18,718	23,915	2,322		(185,535)	(17,550)	37,171	3,490
Class R-4	207,623	19,379	18,202	1,759		(137,030)	(12,793)	88,795	8,345
Class R-5E3	31,037	2,907	—	—		(2,502)	(232)	28,535	2,675
Class R-5	109,571	10,003	7,380	709		(76,392)	(7,021)	40,559	3,691
Class R-6	513,282	47,803	36,343	3,505		(321,193)	(30,339)	228,432	20,969
Total net increase (decrease)	$1,444,254	134,828	$150,596	14,565		$(1,058,192)	(99,457)	$536,658	49,936

Year ended October 31, 2015

Class A	$233,930	21,031	$32,549	2,945		$(194,643)	(17,510)	$71,836	6,466
Class B	118	11	3	—	[2]	(99)	(9)	22	2
Class C	23,397	2,120	429	39		(4,051)	(368)	19,775	1,791
Class F-1	2,063	188	46	4		(638)	(58)	1,471	134
Class F-2	2,413	218	38	4		(671)	(61)	1,780	161
Class R-1	4,765	436	439	40		(6,612)	(602)	(1,408)	(126)
Class R-2	102,385	9,364	11,095	1,017		(124,287)	(11,364)	(10,807)	(983)
Class R-2E	185	16	—	—		— [2]	— [2]	185	16
Class R-3	186,451	16,870	17,143	1,561		(193,563)	(17,541)	10,031	890
Class R-4	207,897	18,640	11,143	1,010		(144,047)	(12,963)	74,993	6,687
Class R-5	58,064	5,198	4,979	449		(44,547)	(3,982)	18,496	1,665
Class R-6	541,419	48,788	12,465	1,127		(193,429)	(17,407)	360,455	32,508
Total net increase (decrease)	$1,363,087	122,880	$90,329	8,196		$(906,587)	(81,865)	$546,829	49,211

See page 64 for footnotes.

American Funds Target Date Retirement Series	63

2010 Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$79,529	7,831	$24,241	2,479		$(106,046)	(10,500)	$(2,276)	(190)
Class B	13	1	2	—	[2]	(187)	(18)	(172)	(17)
Class C	11,251	1,127	587	61		(4,566)	(456)	7,272	732
Class F-1	2,441	248	50	5		(553)	(55)	1,938	198
Class F-2	4,031	394	81	8		(1,001)	(103)	3,111	299
Class R-1	2,431	245	164	17		(1,917)	(189)	678	73
Class R-2	39,398	3,945	4,892	506		(48,622)	(4,891)	(4,332)	(440)
Class R-2E	22,891	2,268	131	13		(7,511)	(744)	15,511	1,537
Class R-3	133,798	13,344	9,103	936		(104,122)	(10,394)	38,779	3,886
Class R-4	158,285	15,782	10,525	1,078		(103,553)	(10,313)	65,257	6,547
Class R-5E3	34,596	3,433	—	—		(2,520)	(246)	32,076	3,187
Class R-5	83,893	8,189	3,463	352		(56,468)	(5,541)	30,888	3,000
Class R-6	338,367	33,241	23,557	2,406		(275,380)	(27,705)	86,544	7,942
Total net increase (decrease)	$910,924	90,048	$76,796	7,861		$(712,446)	(71,155)	$275,274	26,754

Year ended October 31, 2015

Class A	$92,510	8,881	$25,740	2,487		$(112,623)	(10,805)	$5,627	563
Class B	82	8	6	1		(126)	(12)	(38)	(3)
Class C	10,265	990	350	34		(1,827)	(178)	8,788	846
Class F-1	726	69	18	2		(804)	(75)	(60)	(4)
Class F-2	2,422	235	45	4		(1,534)	(149)	933	90
Class R-1	1,033	100	174	17		(1,012)	(98)	195	19
Class R-2	61,858	6,017	5,573	544		(75,078)	(7,304)	(7,647)	(743)
Class R-2E	136	13	—	—		(1)	— [2]	135	13
Class R-3	127,191	12,251	8,592	834		(109,954)	(10,597)	25,829	2,488
Class R-4	190,763	18,421	7,860	760		(126,690)	(12,174)	71,933	7,007
Class R-5	39,925	3,806	3,567	343		(24,159)	(2,310)	19,333	1,839
Class R-6	482,638	46,458	8,204	791		(158,925)	(15,261)	331,917	31,988
Total net increase (decrease)	$1,009,549	97,249	$60,129	5,817		$(612,733)	(58,963)	$456,945	44,103

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Commencement of operations.

64	American Funds Target Date Retirement Series

Financial highlights

2060 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$9.97	$.13	$.24	$.37	$(.07)	$—	[6]	$(.07)	$10.27	3.79%	$38		.58%		.35%		.76%		1.35%
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—		—	9.97	(.30)[9]	8		1.11	[10]	.42	[10]	.83	[10]	.80	[10]
Class B:
10/31/16	9.97	.11	.26	.37	(.06)	—	[6]	(.06)	10.28	3.75 [11]	—	[12]	.74	[11]	.50	[11]	.91	[11]	1.10	[11]
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—		—	9.97	(.30)[9,11]	—	[12]	1.08	[10,11]	.31	[10,11]	.72	[10,11]	.82	[10,11]
Class C:
10/31/16	9.93	.04	.25	.29	(.04)	—	[6]	(.04)	10.18	2.98	5		1.32		1.15		1.56		.38
10/31/15[7,8]	10.00	.01	(.08)	(.07)	—	—		—	9.93	(.70)[9]	1		1.83	[10]	1.11	[10]	1.52	[10]	.15	[10]
Class F-1:
10/31/16	9.98	.12	.25	.37	(.06)	—	[6]	(.06)	10.29	3.77	—	[12]	.41		.34		.75		1.14
10/31/15[7,8]	10.00	.04	(.06)	(.02)	—	—		—	9.98	(.20)[9,11]	—	[12]	1.06	[10,11]	.25	[10,11]	.66	[10,11]	.74	[10,11]
Class F-2:
10/31/16	9.98	.18	.22	.40	(.08)	—	[6]	(.08)	10.30	4.03	1		.44		.15		.56		1.80
10/31/15[7,8]	10.00	.07	(.09)	(.02)	—	—		—	9.98	(.20)[9]	—	[12]	.90	[10]	.17	[10]	.58	[10]	1.17	[10]
Class R-1:
10/31/16	9.97	.04	.26	.30	(.06)	—	[6]	(.06)	10.21	3.06 [11]	—	[12]	1.28	[11]	1.08	[11]	1.49	[11]	.43	[11]
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—		—	9.97	(.30)[9,11]	—	[12]	1.15	[10,11]	.46	[10,11]	.87	[10,11]	.84	[10,11]
Class R-2:
10/31/16	9.93	.03	.27	.30	(.05)	—	[6]	(.05)	10.18	3.03	21		1.32		1.15		1.56		.29
10/31/15[7,8]	10.00	.01	(.08)	(.07)	—	—		—	9.93	(.70)[9]	4		1.69	[10]	1.06	[10]	1.47	[10]	.25	[10]
Class R-2E:
10/31/16	9.98	.05	.29	.34	(.07)	—	[6]	(.07)	10.25	3.47	—	[12]	.93		.82		1.23		.53
10/31/15[7,8]	10.00	.05	(.07)	(.02)	—	—		—	9.98	(.20)[9,11]	—	[12]	1.18	[10,11]	.28	[10,11]	.69	[10,11]	.81	[10,11]
Class R-3:
10/31/16	9.95	.07	.27	.34	(.06)	—	[6]	(.06)	10.23	3.44	19		.90		.72		1.13		.69
10/31/15[7,8]	10.00	.03	(.08)	(.05)	—	—		—	9.95	(.50)[9]	4		1.17	[10]	.67	[10]	1.08	[10]	.45	[10]
Class R-4:
10/31/16	9.97	.10	.27	.37	(.07)	—	[6]	(.07)	10.27	3.73	16		.55		.40		.81		1.02
10/31/15[7,8]	10.00	.05	(.08)	(.03)	—	—		—	9.97	(.30)[9]	3		.94	[10]	.39	[10]	.80	[10]	.91	[10]
Class R-5E:
10/31/16[7,13]	10.02	.10	.24	.34	(.08)	—	[6]	(.08)	10.28	3.41 [9]	1		.24	[10]	.21	[10]	.62	[10]	1.01	[10]
Class R-5:
10/31/16	9.99	.12	.27	.39	(.07)	—	[6]	(.07)	10.31	4.02	8		.23		.10		.51		1.22
10/31/15[7,8]	10.00	.06	(.07)	(.01)	—	—		—	9.99	(.10)[9]	1		.74	[10]	.11	[10]	.52	[10]	1.09	[10]
Class R-6:
10/31/16	9.99	.13	.28	.41	(.08)	—	[6]	(.08)	10.32	4.13	25		.20		.05		.46		1.32
10/31/15[7,8]	10.00	.07	(.08)	(.01)	—	—		—	9.99	(.10)[9]	5		.52	[10]	.05	[10]	.46	[10]	1.26	[10]

See page 86 for footnotes.

American Funds Target Date Retirement Series	65

Financial highlights (continued)

2055 Fund

		Income from investment operations[1]			Dividends and distributions								Ratio of expenses to average net		Ratio of expenses to average net
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		assets before waivers/ reimburse- ments[4]		assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$15.86	$.18	$.39	$.57	$(.11)	$(.50)	$(.61)	$15.82	3.78%		$268		.37%		.36%		.77%		1.20%
10/31/15	16.04	.20	.12	.32	(.13)	(.37)	(.50)	15.86	2.07		196		.47		.37		.78		1.23
10/31/14	14.77	.19	1.38	1.57	(.17)	(.13)	(.30)	16.04	10.80		135		.48		.38		.78		1.22
10/31/13	12.13	.21	2.72	2.93	(.20)	(.09)	(.29)	14.77	24.68		78		.49		.35		.75		1.54
10/31/12	11.14	.18	1.13	1.31	(.16)	(.16)	(.32)	12.13	12.18		38		.56		.37		.78		1.59
Class B:
10/31/16	15.81	.13	.38	.51	— [6]	(.50)	(.50)	15.82	3.39	[11]	—	[12]	.83	[11]	.80	[11]	1.21	[11]	.88	[11]
10/31/15	15.97	.10	.13	.23	(.02)	(.37)	(.39)	15.81	1.49	[11]	—	[12]	1.07	[11]	.97	[11]	1.38	[11]	.63	[11]
10/31/14[7,14]	15.17	.03	.77	.80	—	—	—	15.97	5.27	[9,11]	—	[12]	1.12	[10,11]	1.02	[10,11]	1.42	[10,11]	.25	[10,11]
Class C:
10/31/16	15.67	.06	.39	.45	(.04)	(.50)	(.54)	15.58	3.01		21		1.15		1.14		1.55		.37
10/31/15	15.96	.05	.14	.19	(.11)	(.37)	(.48)	15.67	1.25		11		1.25		1.15		1.56		.30
10/31/14[7,14]	15.17	.02	.77	.79	—	—	—	15.96	5.21	[9]	2		1.22	[10]	1.12	[10]	1.52	[10]	.15	[10]
Class F-1:
10/31/16	15.84	.17	.39	.56	(.12)	(.50)	(.62)	15.78	3.72		1		.40		.39		.80		1.14
10/31/15	16.05	.16	.16	.32	(.16)	(.37)	(.53)	15.84	2.03		—	[12]	.50		.40		.81		1.04
10/31/14[7,14]	15.17	.11	.77	.88	—	—	—	16.05	5.80	[9,11]	—	[12]	.43	[10,11]	.33	[10,11]	.73	[10,11]	1.02	[10,11]
Class F-2:
10/31/16	15.88	.20	.41	.61	(.14)	(.50)	(.64)	15.85	4.04		1		.14		.13		.54		1.31
10/31/15	16.06	.20	.16	.36	(.17)	(.37)	(.54)	15.88	2.29		1		.26		.16		.57		1.26
10/31/14[7,14]	15.17	.16	.73	.89	—	—	—	16.06	5.87	[9]	—	[12]	.30	[10]	.20	[10]	.60	[10]	1.46	[10]
Class R-1:
10/31/16	15.55	.06	.38	.44	—	(.50)	(.50)	15.49	2.98		2		1.20		1.18		1.59		.37
10/31/15	15.76	.06	.13	.19	(.03)	(.37)	(.40)	15.55	1.21		2		1.29		1.19		1.60		.41
10/31/14	14.55	.06	1.36	1.42	(.08)	(.13)	(.21)	15.76	9.90		1		1.30		1.20		1.60		.41
10/31/13	11.99	.10	2.70	2.80	(.15)	(.09)	(.24)	14.55	23.81		1		1.27		1.13		1.53		.78
10/31/12	11.05	.09	1.12	1.21	(.11)	(.16)	(.27)	11.99	11.24		—	[12]	1.29		1.12		1.53		.75
Class R-2:
10/31/16	15.58	.07	.37	.44	(.01)	(.50)	(.51)	15.51	2.99		175		1.14		1.13		1.54		.43
10/31/15	15.78	.08	.13	.21	(.04)	(.37)	(.41)	15.58	1.35		126		1.19		1.09		1.50		.51
10/31/14	14.57	.08	1.35	1.43	(.09)	(.13)	(.22)	15.78	9.96		86		1.23		1.13		1.53		.50
10/31/13	11.98	.11	2.70	2.81	(.13)	(.09)	(.22)	14.57	23.85		54		1.20		1.06		1.46		.85
10/31/12	11.04	.10	1.11	1.21	(.11)	(.16)	(.27)	11.98	11.30		27		1.29		1.10		1.51		.86
Class R-2E:
10/31/16	15.83	.07	.43	.50	(.14)	(.50)	(.64)	15.69	3.35		4		.82		.82		1.23		.43
10/31/15	16.05	.11	.20	.31	(.16)	(.37)	(.53)	15.83	1.98	[11]	—	[12]	.64	[11]	.54	[11]	.95	[11]	.71	[11]
10/31/14[7,15]	13.17	.04	2.84	2.88	—	—	—	16.05	(.37)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.44	[9,11]	.25	[9,11]
Class R-3:
10/31/16	15.72	.13	.38	.51	(.06)	(.50)	(.56)	15.67	3.44		187		.73		.71		1.12		.83
10/31/15	15.91	.14	.13	.27	(.09)	(.37)	(.46)	15.72	1.72		121		.82		.72		1.13		.86
10/31/14	14.67	.13	1.37	1.50	(.13)	(.13)	(.26)	15.91	10.38		78		.85		.75		1.15		.85
10/31/13	12.05	.16	2.71	2.87	(.16)	(.09)	(.25)	14.67	24.30		47		.85		.71		1.11		1.17
10/31/12	11.09	.14	1.12	1.26	(.14)	(.16)	(.30)	12.05	11.75		24		.92		.73		1.14		1.25
Class R-4:
10/31/16	15.85	.17	.39	.56	(.11)	(.50)	(.61)	15.80	3.73		183		.41		.40		.81		1.13
10/31/15	16.03	.18	.14	.32	(.13)	(.37)	(.50)	15.85	2.04		100		.51		.41		.82		1.15
10/31/14	14.76	.18	1.39	1.57	(.17)	(.13)	(.30)	16.03	10.81		49		.53		.43		.83		1.15
10/31/13	12.13	.20	2.72	2.92	(.20)	(.09)	(.29)	14.76	24.62		25		.53		.39		.79		1.48
10/31/12	11.14	.17	1.14	1.31	(.16)	(.16)	(.32)	12.13	12.16		11		.58		.39		.80		1.45
Class R-5E:
10/31/16[7,13]	15.95	.15	.36	.51	(.15)	(.50)	(.65)	15.81	3.40	[9]	10		.17	[10]	.17	[10]	.58	[10]	1.03	[10]

66	American Funds Target Date Retirement Series

2055 Fund

		Income from investment operations[1]			Dividends and distributions						Ratio of expenses to average net	Ratio of expenses to average net
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	assets before waivers/ reimburse- ments[4]	assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$15.97	$.22	$.39	$.61	$(.14)	$(.50)	$(.64)	$15.94	4.06%	$87	.10%	.09%	.50%	1.41%
10/31/15	16.14	.22	.15	.37	(.17)	(.37)	(.54)	15.97	2.34	46	.21	.11	.52	1.40
10/31/14	14.85	.23	1.39	1.62	(.20)	(.13)	(.33)	16.14	11.10	21	.23	.13	.53	1.49
10/31/13	12.18	.24	2.74	2.98	(.22)	(.09)	(.31)	14.85	25.09	17	.22	.08	.48	1.80
10/31/12	11.18	.22	1.12	1.34	(.18)	(.16)	(.34)	12.18	12.45	7	.30	.10	.51	1.90
Class R-6:
10/31/16	15.99	.23	.39	.62	(.15)	(.50)	(.65)	15.96	4.10	255	.05	.04	.45	1.51
10/31/15	16.16	.22	.15	.37	(.17)	(.37)	(.54)	15.99	2.37	115	.16	.06	.47	1.40
10/31/14	14.86	.22	1.42	1.64	(.21)	(.13)	(.34)	16.16	11.20	35	.16	.06	.46	1.41
10/31/13	12.19	.23	2.76	2.99	(.23)	(.09)	(.32)	14.86	25.11	7	.17	.04	.44	1.66
10/31/12	11.19	.20	1.15	1.35	(.19)	(.16)	(.35)	12.19	12.48	2	.24	.06	.47	1.69

See page 86 for footnotes.

American Funds Target Date Retirement Series	67

Financial highlights (continued)

2050 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.91	$.15	$.31	$.46	$(.08)	$(.51)	$(.59)	$12.78	3.76%		$588		.37%		.35%		.76%		1.22%
10/31/15	13.12	.17	.10	.27	(.11)	(.37)	(.48)	12.91	2.12		481		.45		.35		.76		1.28
10/31/14	12.07	.16	1.13	1.29	(.15)	(.09)	(.24)	13.12	10.83		400		.46		.36		.76		1.28
10/31/13	9.92	.17	2.22	2.39	(.17)	(.07)	(.24)	12.07	24.69		308		.47		.37		.77		1.61
10/31/12	9.04	.16	.91	1.07	(.16)	(.03)	(.19)	9.92	12.13		215		.48		.38		.79		1.67
Class B:
10/31/16	12.80	.10	.30	.40	—	(.51)	(.51)	12.69	3.29	[11]	—	[12]	.87	[11]	.84	[11]	1.25	[11]	.81	[11]
10/31/15	13.06	.09	.10	.19	(.08)	(.37)	(.45)	12.80	1.51	[11]	—	[12]	1.08	[11]	.98	[11]	1.39	[11]	.73	[11]
10/31/14[7,14]	12.40	.03	.63	.66	—	—	—	13.06	5.32	[9,11]	—	[12]	1.07	[10,11]	.97	[10,11]	1.37	[10,11]	.33	[10,11]
Class C:
10/31/16	12.74	.05	.30	.35	(.03)	(.51)	(.54)	12.55	2.93		32		1.14		1.13		1.54		.39
10/31/15	13.05	.05	.12	.17	(.11)	(.37)	(.48)	12.74	1.29		15		1.22		1.12		1.53		.37
10/31/14[7,14]	12.40	.01	.64	.65	—	—	—	13.05	5.24	[9]	3		1.21	[10]	1.11	[10]	1.51	[10]	.14	[10]
Class F-1:
10/31/16	12.87	.14	.32	.46	(.08)	(.51)	(.59)	12.74	3.79		2		.39		.38		.79		1.10
10/31/15	13.12	.14	.12	.26	(.14)	(.37)	(.51)	12.87	2.01		1		.48		.38		.79		1.05
10/31/14[7,14]	12.40	.09	.63	.72	—	—	—	13.12	5.81	[9,11]	—	[12]	.45	[10,11]	.35	[10,11]	.75	[10,11]	1.01	[10,11]
Class F-2:
10/31/16	12.92	.18	.31	.49	(.11)	(.51)	(.62)	12.79	4.04		5		.13		.12		.53		1.43
10/31/15	13.13	.17	.13	.30	(.14)	(.37)	(.51)	12.92	2.36		1		.22		.12		.53		1.30
10/31/14[7,14]	12.40	.11	.62	.73	—	—	—	13.13	5.89	[9]	—	[12]	.24	[10]	.14	[10]	.54	[10]	1.26	[10]
Class R-1:
10/31/16	12.65	.05	.30	.35	—	(.51)	(.51)	12.49	2.92		8		1.18		1.16		1.57		.43
10/31/15	12.88	.07	.09	.16	(.02)	(.37)	(.39)	12.65	1.25		7		1.25		1.15		1.56		.52
10/31/14	11.86	.06	1.12	1.18	(.07)	(.09)	(.16)	12.88	10.01		6		1.26		1.16		1.56		.47
10/31/13	9.75	.08	2.19	2.27	(.09)	(.07)	(.16)	11.86	23.62		5		1.26		1.16		1.56		.79
10/31/12	8.88	.08	.91	.99	(.09)	(.03)	(.12)	9.75	11.36		3		1.26		1.16		1.57		.89
Class R-2:
10/31/16	12.66	.06	.30	.36	—	(.51)	(.51)	12.51	3.00		338		1.13		1.12		1.53		.46
10/31/15	12.88	.07	.11	.18	(.03)	(.37)	(.40)	12.66	1.39		278		1.15		1.05		1.46		.58
10/31/14	11.86	.07	1.12	1.19	(.08)	(.09)	(.17)	12.88	10.09		242		1.18		1.08		1.48		.57
10/31/13	9.76	.10	2.18	2.28	(.11)	(.07)	(.18)	11.86	23.79		200		1.15		1.05		1.45		.93
10/31/12	8.90	.09	.90	.99	(.10)	(.03)	(.13)	9.76	11.29		145		1.19		1.09		1.50		.96
Class R-2E:
10/31/16	12.86	.05	.35	.40	(.11)	(.51)	(.62)	12.64	3.27		11		.81		.81		1.22		.42
10/31/15	13.12	.09	.16	.25	(.14)	(.37)	(.51)	12.86	1.96		—	[12]	.79		.69		1.10		.67
10/31/14[7,15]	13.43	.03	(.34)	(.31)	—	—	—	13.12	(.38)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.44	[9,11]	.26	[9,11]
Class R-3:
10/31/16	12.78	.11	.30	.41	(.04)	(.51)	(.55)	12.64	3.42		441		.71		.70		1.11		.87
10/31/15	12.99	.11	.12	.23	(.07)	(.37)	(.44)	12.78	1.82		340		.79		.69		1.10		.89
10/31/14	11.97	.12	1.11	1.23	(.12)	(.09)	(.21)	12.99	10.36		238		.80		.70		1.10		.94
10/31/13	9.84	.14	2.21	2.35	(.15)	(.07)	(.22)	11.97	24.33		182		.80		.70		1.10		1.27
10/31/12	8.97	.12	.91	1.03	(.13)	(.03)	(.16)	9.84	11.75		121		.81		.71		1.12		1.32
Class R-4:
10/31/16	12.89	.14	.31	.45	(.08)	(.51)	(.59)	12.75	3.70		417		.40		.38		.79		1.15
10/31/15	13.10	.16	.11	.27	(.11)	(.37)	(.48)	12.89	2.11		265		.47		.37		.78		1.22
10/31/14	12.05	.16	1.13	1.29	(.15)	(.09)	(.24)	13.10	10.85		167		.48		.38		.78		1.24
10/31/13	9.91	.17	2.22	2.39	(.18)	(.07)	(.25)	12.05	24.63		112		.48		.38		.78		1.56
10/31/12	9.03	.16	.91	1.07	(.16)	(.03)	(.19)	9.91	12.15		68		.48		.38		.79		1.65
Class R-5E:
10/31/16[7,13]	12.98	.12	.29	.41	(.12)	(.51)	(.63)	12.76	3.36	[9]	26		.17	[10]	.17	[10]	.58	[10]	1.03	[10]

68	American Funds Target Date Retirement Series

2050 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.00	$.18	$.32	$.50	$(.11)	$(.51)	$(.62)	$12.88	4.08%	$216	.09%	.08%	.49%	1.44%
10/31/15	13.21	.19	.12	.31	(.15)	(.37)	(.52)	13.00	2.37	130	.18	.08	.49	1.49
10/31/14	12.15	.19	1.14	1.33	(.18)	(.09)	(.27)	13.21	11.12	85	.18	.08	.48	1.51
10/31/13	9.98	.20	2.24	2.44	(.20)	(.07)	(.27)	12.15	25.09	50	.17	.07	.47	1.83
10/31/12	9.09	.18	.92	1.10	(.18)	(.03)	(.21)	9.98	12.50	27	.19	.09	.50	1.94
Class R-6:
10/31/16	12.97	.19	.32	.51	(.12)	(.51)	(.63)	12.85	4.15	781	.04	.02	.43	1.50
10/31/15	13.18	.19	.12	.31	(.15)	(.37)	(.52)	12.97	2.41	394	.13	.03	.44	1.46
10/31/14	12.12	.18	1.16	1.34	(.19)	(.09)	(.28)	13.18	11.19	160	.13	.03	.43	1.40
10/31/13	9.96	.20	2.24	2.44	(.21)	(.07)	(.28)	12.12	25.08	37	.13	.03	.43	1.81
10/31/12	9.07	.17	.94	1.11	(.19)	(.03)	(.22)	9.96	12.57	14	.14	.04	.45	1.82

See page 86 for footnotes.

American Funds Target Date Retirement Series	69

Financial highlights (continued)

2045 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$13.19	$.16	$.31	$.47	$(.08)	$(.51)	$(.59)	$13.07	3.76%		$688		.36%		.34%		.75%		1.24%
10/31/15	13.37	.17	.11	.28	(.12)	(.34)	(.46)	13.19	2.11		550		.44		.34		.75		1.28
10/31/14	12.29	.17	1.15	1.32	(.15)	(.09)	(.24)	13.37	10.86		440		.45		.35		.75		1.29
10/31/13	10.11	.18	2.26	2.44	(.18)	(.08)	(.26)	12.29	24.71		321		.46		.36		.76		1.60
10/31/12	9.21	.16	.93	1.09	(.16)	(.03)	(.19)	10.11	12.07		208		.48		.38		.79		1.66
Class B:
10/31/16	13.06	.08	.29	.37	—	(.51)	(.51)	12.92	2.96	[11]	—	[12]	1.12	[11]	1.10	[11]	1.51	[11]	.61	[11]
10/31/15	13.31	.06	.12	.18	(.09)	(.34)	(.43)	13.06	1.33		—	[12]	1.19		1.09		1.50		.45
10/31/14[7,14]	12.64	.02	.65	.67	—	—	—	13.31	5.30	[9,11]	—	[12]	1.14	[10,11]	1.04	[10,11]	1.44	[10,11]	.23	[10,11]
Class C:
10/31/16	13.03	.05	.31	.36	(.03)	(.51)	(.54)	12.85	2.92		39		1.14		1.12		1.53		.39
10/31/15	13.30	.04	.14	.18	(.11)	(.34)	(.45)	13.03	1.30		17		1.21		1.11		1.52		.34
10/31/14[7,14]	12.64	.02	.64	.66	—	—	—	13.30	5.22	[9]	4		1.21	[10]	1.11	[10]	1.51	[10]	.20	[10]
Class F-1:
10/31/16	13.16	.13	.34	.47	(.08)	(.51)	(.59)	13.04	3.77		2		.38		.37		.78		1.05
10/31/15	13.37	.16	.11	.27	(.14)	(.34)	(.48)	13.16	2.04		1		.48		.38		.79		1.19
10/31/14[7,14]	12.64	.09	.64	.73	—	—	—	13.37	5.78	[9,11]	—	[12]	.46	[10,11]	.36	[10,11]	.76	[10,11]	.99	[10,11]
Class F-2:
10/31/16	13.22	.18	.32	.50	(.11)	(.51)	(.62)	13.10	3.99		3		.12		.11		.52		1.38
10/31/15	13.39	.16	.15	.31	(.14)	(.34)	(.48)	13.22	2.32		1		.23		.13		.54		1.17
10/31/14[7,14]	12.64	.12	.63	.75	—	—	—	13.39	5.93	[9]	—	[12]	.28	[10]	.18	[10]	.58	[10]	1.37	[10]
Class R-1:
10/31/16	12.94	.05	.31	.36	—	(.51)	(.51)	12.79	2.91		9		1.18		1.16		1.57		.42
10/31/15	13.15	.07	.10	.17	(.04)	(.34)	(.38)	12.94	1.30		9		1.26		1.16		1.57		.53
10/31/14	12.09	.06	1.14	1.20	(.05)	(.09)	(.14)	13.15	9.97		8		1.26		1.16		1.56		.48
10/31/13	9.95	.09	2.22	2.31	(.09)	(.08)	(.17)	12.09	23.68		6		1.26		1.16		1.56		.86
10/31/12	9.07	.08	.93	1.01	(.10)	(.03)	(.13)	9.95	11.24		5		1.26		1.16		1.57		.89
Class R-2:
10/31/16	12.90	.06	.31	.37	—	(.51)	(.51)	12.76	2.99		455		1.13		1.12		1.53		.47
10/31/15	13.09	.08	.11	.19	(.04)	(.34)	(.38)	12.90	1.40		369		1.15		1.05		1.46		.58
10/31/14	12.05	.07	1.14	1.21	(.08)	(.09)	(.17)	13.09	10.08		301		1.18		1.08		1.48		.57
10/31/13	9.93	.10	2.21	2.31	(.11)	(.08)	(.19)	12.05	23.76		241		1.15		1.05		1.45		.91
10/31/12	9.05	.09	.92	1.01	(.10)	(.03)	(.13)	9.93	11.32		164		1.18		1.08		1.49		.96
Class R-2E:
10/31/16	13.15	.06	.35	.41	(.11)	(.51)	(.62)	12.94	3.29		19		.81		.81		1.22		.44
10/31/15	13.38	.09	.17	.26	(.15)	(.34)	(.49)	13.15	1.94		—	[12]	.78		.68		1.09		.65
10/31/14[7,15]	13.43	.03	(.08)	(.05)	—	—	—	13.38	(.37)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.44	[9,11]	.26	[9,11]
Class R-3:
10/31/16	13.05	.11	.32	.43	(.05)	(.51)	(.56)	12.92	3.41		535		.71		.70		1.11		.88
10/31/15	13.24	.12	.11	.23	(.08)	(.34)	(.42)	13.05	1.73		391		.78		.68		1.09		.94
10/31/14	12.18	.12	1.15	1.27	(.12)	(.09)	(.21)	13.24	10.50		304		.80		.70		1.10		.94
10/31/13	10.03	.14	2.24	2.38	(.15)	(.08)	(.23)	12.18	24.24		224		.80		.70		1.10		1.25
10/31/12	9.13	.13	.93	1.06	(.13)	(.03)	(.16)	10.03	11.83		144		.81		.71		1.12		1.31
Class R-4:
10/31/16	13.17	.15	.32	.47	(.08)	(.51)	(.59)	13.05	3.78		522		.39		.38		.79		1.17
10/31/15	13.36	.16	.11	.27	(.12)	(.34)	(.46)	13.17	2.03		321		.47		.37		.78		1.22
10/31/14	12.28	.16	1.16	1.32	(.15)	(.09)	(.24)	13.36	10.86		194		.48		.38		.78		1.22
10/31/13	10.11	.17	2.26	2.43	(.18)	(.08)	(.26)	12.28	24.63		118		.47		.37		.77		1.57
10/31/12	9.20	.16	.94	1.10	(.16)	(.03)	(.19)	10.11	12.20		72		.48		.38		.79		1.63
Class R-5E:
10/31/16[7,13]	13.26	.13	.29	.42	(.12)	(.51)	(.63)	13.05	3.37	[9]	30		.17	[10]	.17	[10]	.58	[10]	1.06	[10]

70	American Funds Target Date Retirement Series

2045 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.30	$.19	$.31	$.50	$(.11)	$(.51)	$(.62)	$13.18	3.99%	$255	.09%	.08%	.49%	1.47%
10/31/15	13.48	.20	.12	.32	(.16)	(.34)	(.50)	13.30	2.36	165	.18	.08	.49	1.48
10/31/14	12.38	.20	1.17	1.37	(.18)	(.09)	(.27)	13.48	11.20	103	.17	.07	.47	1.51
10/31/13	10.18	.21	2.27	2.48	(.20)	(.08)	(.28)	12.38	25.06	59	.17	.07	.47	1.84
10/31/12	9.27	.19	.93	1.12	(.18)	(.03)	(.21)	10.18	12.41	34	.18	.08	.49	1.92
Class R-6:
10/31/16	13.26	.20	.31	.51	(.12)	(.51)	(.63)	13.14	4.05	983	.03	.02	.43	1.54
10/31/15	13.43	.19	.14	.33	(.16)	(.34)	(.50)	13.26	2.47	494	.13	.03	.44	1.43
10/31/14	12.34	.19	1.18	1.37	(.19)	(.09)	(.28)	13.43	11.20	172	.12	.02	.42	1.46
10/31/13	10.15	.20	2.28	2.48	(.21)	(.08)	(.29)	12.34	25.08	39	.13	.03	.43	1.81
10/31/12	9.24	.18	.95	1.13	(.19)	(.03)	(.22)	10.15	12.49	15	.14	.04	.45	1.82

See page 86 for footnotes.

American Funds Target Date Retirement Series	71

Financial highlights (continued)

2040 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$13.12	$.16	$.30	$.46	$(.10)	$(.53)	$(.63)	$12.95	3.72%		$1,012		.36%		.35%		.76%		1.29%
10/31/15	13.36	.18	.08	.26	(.12)	(.38)	(.50)	13.12	1.99		859		.44		.34		.74		1.36
10/31/14	12.31	.17	1.15	1.32	(.16)	(.11)	(.27)	13.36	10.82		726		.45		.35		.74		1.32
10/31/13	10.12	.18	2.27	2.45	(.18)	(.08)	(.26)	12.31	24.70		569		.46		.36		.76		1.62
10/31/12	9.23	.16	.92	1.08	(.16)	(.03)	(.19)	10.12	12.05		397		.47		.37		.78		1.68
Class B:
10/31/16	12.99	.08	.28	.36	—	(.53)	(.53)	12.82	2.95		—	[12]	1.17		1.14		1.55		.66
10/31/15	13.29	.09	.08	.17	(.09)	(.38)	(.47)	12.99	1.25		—	[12]	1.21		1.11		1.51		.65
10/31/14[7,14]	12.64	.02	.63	.65	—	—	—	13.29	5.14	[9,11]	—	[12]	1.18	[10,11]	1.08	[10,11]	1.47	[10,11]	.22	[10,11]
Class C:
10/31/16	12.97	.06	.29	.35	(.05)	(.53)	(.58)	12.74	2.88		48		1.13		1.12		1.53		.45
10/31/15	13.29	.06	.11	.17	(.11)	(.38)	(.49)	12.97	1.26		23		1.21		1.11		1.51		.44
10/31/14[7,14]	12.64	.02	.63	.65	—	—	—	13.29	5.14	[9]	6		1.21	[10]	1.11	[10]	1.50	[10]	.21	[10]
Class F-1:
10/31/16	13.10	.15	.30	.45	(.10)	(.53)	(.63)	12.92	3.70		4		.38		.37		.78		1.18
10/31/15	13.36	.17	.09	.26	(.14)	(.38)	(.52)	13.10	1.96		1		.48		.38		.78		1.26
10/31/14[7,14]	12.64	.09	.63	.72	—	—	—	13.36	5.70	[9]	1		.48	[10]	.38	[10]	.77	[10]	.98	[10]
Class F-2:
10/31/16	13.14	.19	.30	.49	(.13)	(.53)	(.66)	12.97	3.99		5		.12		.11		.52		1.48
10/31/15	13.38	.18	.12	.30	(.16)	(.38)	(.54)	13.14	2.26		2		.22		.12		.52		1.38
10/31/14[7,14]	12.64	.09	.65	.74	—	—	—	13.38	5.85	[9]	—	[12]	.24	[10]	.14	[10]	.53	[10]	1.04	[10]
Class R-1:
10/31/16	12.85	.06	.29	.35	—	(.53)	(.53)	12.67	2.90		17		1.18		1.16		1.57		.48
10/31/15	13.09	.07	.09	.16	(.02)	(.38)	(.40)	12.85	1.23		17		1.25		1.15		1.55		.57
10/31/14	12.09	.07	1.11	1.18	(.07)	(.11)	(.18)	13.09	9.85		16		1.25		1.15		1.54		.54
10/31/13	9.94	.09	2.24	2.33	(.10)	(.08)	(.18)	12.09	23.73		14		1.26		1.16		1.56		.84
10/31/12	9.07	.09	.91	1.00	(.10)	(.03)	(.13)	9.94	11.25		11		1.25		1.15		1.56		.92
Class R-2:
10/31/16	12.85	.07	.28	.35	(.01)	(.53)	(.54)	12.66	2.93		624		1.13		1.11		1.52		.53
10/31/15	13.09	.08	.10	.18	(.04)	(.38)	(.42)	12.85	1.34		536		1.15		1.05		1.45		.65
10/31/14	12.09	.08	1.11	1.19	(.08)	(.11)	(.19)	13.09	9.93		467		1.17		1.07		1.46		.61
10/31/13	9.95	.10	2.23	2.33	(.11)	(.08)	(.19)	12.09	23.83		384		1.15		1.05		1.45		.93
10/31/12	9.07	.09	.92	1.01	(.10)	(.03)	(.13)	9.95	11.37		280		1.17		1.07		1.48		.97
Class R-2E:
10/31/16	13.08	.06	.34	.40	(.13)	(.53)	(.66)	12.82	3.25		27		.81		.81		1.22		.49
10/31/15	13.36	.07	.18	.25	(.15)	(.38)	(.53)	13.08	1.90		—	[12]	.82		.72		1.12		.55
10/31/14[7,15]	13.42	.04	(.10)	(.06)	—	—	—	13.36	(.45)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.43	[9,11]	.27	[9,11]
Class R-3:
10/31/16	13.00	.12	.29	.41	(.06)	(.53)	(.59)	12.82	3.37		773		.71		.70		1.11		.94
10/31/15	13.24	.13	.09	.22	(.08)	(.38)	(.46)	13.00	1.68		606		.78		.68		1.08		.99
10/31/14	12.22	.12	1.13	1.25	(.12)	(.11)	(.23)	13.24	10.33		464		.79		.69		1.08		.98
10/31/13	10.05	.14	2.26	2.40	(.15)	(.08)	(.23)	12.22	24.31		368		.79		.69		1.09		1.30
10/31/12	9.16	.13	.92	1.05	(.13)	(.03)	(.16)	10.05	11.78		262		.80		.70		1.11		1.34
Class R-4:
10/31/16	13.10	.15	.31	.46	(.10)	(.53)	(.63)	12.93	3.75		825		.39		.38		.79		1.23
10/31/15	13.34	.17	.09	.26	(.12)	(.38)	(.50)	13.10	2.00		531		.47		.37		.77		1.30
10/31/14	12.30	.17	1.14	1.31	(.16)	(.11)	(.27)	13.34	10.75		331		.47		.37		.76		1.30
10/31/13	10.12	.18	2.26	2.44	(.18)	(.08)	(.26)	12.30	24.62		232		.47		.37		.77		1.60
10/31/12	9.22	.16	.93	1.09	(.16)	(.03)	(.19)	10.12	12.17		153		.47		.37		.78		1.66
Class R-5E:
10/31/16[7,13]	13.19	.13	.29	.42	(.14)	(.53)	(.67)	12.94	3.41	[9]	48		.16	[10]	.16	[10]	.57	[10]	1.11	[10]

72	American Funds Target Date Retirement Series

2040 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.22	$.19	$.31	$.50	$(.13)	$(.53)	$(.66)	$13.06	4.05%	$370	.09%	.07%	.48%	1.53%
10/31/15	13.45	.21	.10	.31	(.16)	(.38)	(.54)	13.22	2.32	265	.17	.07	.47	1.57
10/31/14	12.40	.20	1.15	1.35	(.19)	(.11)	(.30)	13.45	11.02	186	.17	.07	.46	1.55
10/31/13	10.19	.21	2.29	2.50	(.21)	(.08)	(.29)	12.40	25.07	119	.17	.07	.47	1.86
10/31/12	9.28	.19	.94	1.13	(.19)	(.03)	(.22)	10.19	12.52	69	.18	.08	.49	1.98
Class R-6:
10/31/16	13.19	.20	.30	.50	(.14)	(.53)	(.67)	13.02	4.04	1,824	.03	.02	.43	1.58
10/31/15	13.42	.20	.11	.31	(.16)	(.38)	(.54)	13.19	2.36	936	.12	.02	.42	1.55
10/31/14	12.36	.18	1.18	1.36	(.19)	(.11)	(.30)	13.42	11.17	441	.12	.02	.41	1.40
10/31/13	10.16	.20	2.29	2.49	(.21)	(.08)	(.29)	12.36	25.09	83	.12	.02	.42	1.80
10/31/12	9.26	.18	.94	1.12	(.19)	(.03)	(.22)	10.16	12.48	31	.13	.03	.44	1.88

See page 86 for footnotes.

American Funds Target Date Retirement Series	73

Financial highlights (continued)

2035 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.98	$.17	$.28	$.45	$(.09)	$(.59)	$(.68)	$12.75	3.73%		$1,166		.37%		.35%		.75%		1.33%
10/31/15	13.17	.18	.10	.28	(.14)	(.33)	(.47)	12.98	2.12		973		.44		.34		.74		1.39
10/31/14	12.15	.17	1.10	1.27	(.16)	(.09)	(.25)	13.17	10.58		798		.45		.35		.74		1.36
10/31/13	10.05	.18	2.19	2.37	(.18)	(.09)	(.27)	12.15	24.24		618		.46		.36		.76		1.68
10/31/12	9.17	.17	.91	1.08	(.17)	(.03)	(.20)	10.05	12.08		437		.47		.37		.77		1.75
Class B:
10/31/16	12.84	.08	.27	.35	—	(.59)	(.59)	12.60	2.93		—	[12]	1.16		1.14		1.54		.62
10/31/15	13.11	.09	.08	.17	(.11)	(.33)	(.44)	12.84	1.30		—	[12]	1.21		1.11		1.51		.70
10/31/14[7,14]	12.47	.02	.62	.64	—	—	—	13.11	5.13	[9,11]	—	[12]	1.17	[10,11]	1.07	[10,11]	1.46	[10,11]	.28	[10,11]
Class C:
10/31/16	12.82	.06	.29	.35	(.04)	(.59)	(.63)	12.54	2.93		62		1.13		1.12		1.52		.51
10/31/15	13.11	.06	.11	.17	(.13)	(.33)	(.46)	12.82	1.30		33		1.21		1.11		1.51		.49
10/31/14[7,14]	12.47	.02	.62	.64	—	—	—	13.11	5.13	[9]	7		1.21	[10]	1.11	[10]	1.50	[10]	.20	[10]
Class F-1:
10/31/16	12.96	.15	.29	.44	(.09)	(.59)	(.68)	12.72	3.68		6		.39		.38		.78		1.22
10/31/15	13.17	.16	.11	.27	(.15)	(.33)	(.48)	12.96	2.08		2		.47		.37		.77		1.22
10/31/14[7,14]	12.47	.08	.62	.70	—	—	—	13.17	5.61	[9]	1		.48	[10]	.38	[10]	.77	[10]	.88	[10]
Class F-2:
10/31/16	12.99	.18	.30	.48	(.12)	(.59)	(.71)	12.76	3.95		7		.12		.11		.51		1.44
10/31/15	13.20	.19	.10	.29	(.17)	(.33)	(.50)	12.99	2.25		2		.22		.12		.52		1.49
10/31/14[7,14]	12.47	.07	.66	.73	—	—	—	13.20	5.85	[9]	1		.23	[10]	.13	[10]	.52	[10]	.77	[10]
Class R-1:
10/31/16	12.68	.06	.28	.34	—	(.59)	(.59)	12.43	2.89		18		1.17		1.15		1.55		.52
10/31/15	12.88	.08	.08	.16	(.03)	(.33)	(.36)	12.68	1.26		17		1.24		1.14		1.54		.64
10/31/14	11.89	.07	1.07	1.14	(.06)	(.09)	(.15)	12.88	9.69		17		1.25		1.15		1.54		.57
10/31/13	9.85	.10	2.14	2.24	(.11)	(.09)	(.20)	11.89	23.24		15		1.26		1.16		1.56		.91
10/31/12	9.00	.09	.90	.99	(.11)	(.03)	(.14)	9.85	11.21		13		1.25		1.14		1.54		.97
Class R-2:
10/31/16	12.71	.07	.28	.35	— [6]	(.59)	(.59)	12.47	3.00		782		1.13		1.11		1.51		.57
10/31/15	12.92	.09	.08	.17	(.05)	(.33)	(.38)	12.71	1.32		669		1.14		1.04		1.44		.69
10/31/14	11.93	.08	1.09	1.17	(.09)	(.09)	(.18)	12.92	9.86		566		1.17		1.07		1.46		.65
10/31/13	9.88	.11	2.15	2.26	(.12)	(.09)	(.21)	11.93	23.37		472		1.15		1.05		1.45		1.00
10/31/12	9.02	.10	.90	1.00	(.11)	(.03)	(.14)	9.88	11.29		336		1.17		1.07		1.47		1.04
Class R-2E:
10/31/16	12.93	.08	.31	.39	(.12)	(.59)	(.71)	12.61	3.26		39		.81		.81		1.21		.61
10/31/15	13.17	.06	.19	.25	(.16)	(.33)	(.49)	12.93	1.96		—	[12]	.81		.71		1.11		.46
10/31/14[7,15]	13.23	.04	(.10)	(.06)	—	—	—	13.17	(.45)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.43	[9,11]	.28	[9,11]
Class R-3:
10/31/16	12.85	.12	.28	.40	(.05)	(.59)	(.64)	12.61	3.35		925		.71		.69		1.09		.99
10/31/15	13.05	.14	.09	.23	(.10)	(.33)	(.43)	12.85	1.75		704		.78		.68		1.08		1.05
10/31/14	12.05	.13	1.08	1.21	(.12)	(.09)	(.21)	13.05	10.19		573		.79		.69		1.08		1.02
10/31/13	9.97	.15	2.18	2.33	(.16)	(.09)	(.25)	12.05	23.88		444		.79		.69		1.09		1.35
10/31/12	9.11	.13	.90	1.03	(.14)	(.03)	(.17)	9.97	11.59		302		.80		.70		1.10		1.40
Class R-4:
10/31/16	12.95	.16	.29	.45	(.09)	(.59)	(.68)	12.72	3.75		887		.39		.38		.78		1.27
10/31/15	13.16	.17	.09	.26	(.14)	(.33)	(.47)	12.95	1.99		576		.46		.36		.76		1.34
10/31/14	12.14	.17	1.10	1.27	(.16)	(.09)	(.25)	13.16	10.59		364		.47		.37		.76		1.31
10/31/13	10.04	.18	2.20	2.38	(.19)	(.09)	(.28)	12.14	24.30		236		.47		.37		.77		1.64
10/31/12	9.17	.17	.90	1.07	(.17)	(.03)	(.20)	10.04	11.97		144		.47		.37		.77		1.73
Class R-5E:
10/31/16[7,13]	13.04	.14	.27	.41	(.13)	(.59)	(.72)	12.73	3.40	[9]	55		.16	[10]	.16	[10]	.56	[10]	1.15	[10]

74	American Funds Target Date Retirement Series

2035 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.07	$.20	$.29	$.49	$(.12)	$(.59)	$(.71)	$12.85	4.05%	$432	.09%	.07%	.47%	1.57%
10/31/15	13.27	.21	.09	.30	(.17)	(.33)	(.50)	13.07	2.30	293	.17	.07	.47	1.61
10/31/14	12.23	.20	1.12	1.32	(.19)	(.09)	(.28)	13.27	10.95	199	.17	.07	.46	1.58
10/31/13	10.11	.21	2.21	2.42	(.21)	(.09)	(.30)	12.23	24.65	129	.17	.07	.47	1.91
10/31/12	9.23	.19	.91	1.10	(.19)	(.03)	(.22)	10.11	12.33	78	.17	.07	.47	2.01
Class R-6:
10/31/16	13.03	.21	.29	.50	(.13)	(.59)	(.72)	12.81	4.11	1,898	.03	.02	.42	1.64
10/31/15	13.23	.20	.11	.31	(.18)	(.33)	(.51)	13.03	2.35	945	.12	.02	.42	1.54
10/31/14	12.19	.20	1.12	1.32	(.19)	(.09)	(.28)	13.23	11.02	372	.12	.02	.41	1.53
10/31/13	10.08	.21	2.21	2.42	(.22)	(.09)	(.31)	12.19	24.67	80	.12	.02	.42	1.89
10/31/12	9.20	.18	.93	1.11	(.20)	(.03)	(.23)	10.08	12.41	35	.13	.03	.43	1.88

See page 86 for footnotes.

American Funds Target Date Retirement Series	75

Financial highlights (continued)

2030 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.92	$.17	$.27	$.44	$(.10)	$(.56)	$(.66)	$12.70	3.69%		$1,550		.37%		.35%		.74%		1.40%
10/31/15	13.16	.19	.08	.27	(.13)	(.38)	(.51)	12.92	2.09		1,298		.44		.34		.73		1.43
10/31/14	12.16	.18	1.08	1.26	(.16)	(.10)	(.26)	13.16	10.53		1,077		.45		.35		.73		1.40
10/31/13	10.12	.19	2.15	2.34	(.19)	(.11)	(.30)	12.16	23.77		845		.46		.36		.75		1.69
10/31/12	9.25	.17	.92	1.09	(.17)	(.05)	(.22)	10.12	12.07		598		.47		.37		.77		1.78
Class B:
10/31/16	12.77	.06	.29	.35	(.01)	(.56)	(.57)	12.55	2.93		—	[12]	1.14		1.13		1.52		.52
10/31/15	13.09	.09	.08	.17	(.11)	(.38)	(.49)	12.77	1.30		—	[12]	1.20		1.10		1.49		.71
10/31/14[7,14]	12.46	.03	.60	.63	—	—	—	13.09	5.06	[9,11]	—	[12]	1.17	[10,11]	1.07	[10,11]	1.45	[10,11]	.31	[10,11]
Class C:
10/31/16	12.76	.07	.27	.34	(.05)	(.56)	(.61)	12.49	2.91		80		1.13		1.12		1.51		.59
10/31/15	13.09	.07	.10	.17	(.12)	(.38)	(.50)	12.76	1.29		40		1.20		1.10		1.49		.52
10/31/14[7,14]	12.46	.03	.60	.63	—	—	—	13.09	5.06	[9]	9		1.21	[10]	1.11	[10]	1.49	[10]	.29	[10]
Class F-1:
10/31/16	12.88	.16	.29	.45	(.12)	(.56)	(.68)	12.65	3.74		12		.38		.37		.76		1.28
10/31/15	13.16	.18	.08	.26	(.16)	(.38)	(.54)	12.88	1.98		3		.48		.38		.77		1.36
10/31/14[7,14]	12.46	.10	.60	.70	—	—	—	13.16	5.62	[9]	1		.47	[10]	.37	[10]	.75	[10]	1.09	[10]
Class F-2:
10/31/16	12.93	.19	.28	.47	(.13)	(.56)	(.69)	12.71	3.94		15		.12		.11		.50		1.55
10/31/15	13.18	.19	.11	.30	(.17)	(.38)	(.55)	12.93	2.29		4		.22		.12		.51		1.51
10/31/14[7,14]	12.46	.10	.62	.72	—	—	—	13.18	5.78	[9]	1		.23	[10]	.13	[10]	.51	[10]	1.17	[10]
Class R-1:
10/31/16	12.70	.07	.27	.34	—	(.56)	(.56)	12.48	2.87		29		1.17		1.16		1.55		.59
10/31/15	12.95	.08	.08	.16	(.03)	(.38)	(.41)	12.70	1.25		27		1.24		1.14		1.53		.66
10/31/14	11.98	.08	1.06	1.14	(.07)	(.10)	(.17)	12.95	9.63		28		1.25		1.15		1.53		.61
10/31/13	9.97	.10	2.12	2.22	(.10)	(.11)	(.21)	11.98	22.81		24		1.25		1.15		1.54		.95
10/31/12	9.12	.10	.91	1.01	(.11)	(.05)	(.16)	9.97	11.19		19		1.24		1.14		1.54		1.01
Class R-2:
10/31/16	12.65	.08	.28	.36	(.02)	(.56)	(.58)	12.43	3.02		913		1.13		1.11		1.50		.65
10/31/15	12.91	.09	.07	.16	(.04)	(.38)	(.42)	12.65	1.27		809		1.14		1.04		1.43		.74
10/31/14	11.94	.09	1.07	1.16	(.09)	(.10)	(.19)	12.91	9.80		725		1.17		1.07		1.45		.70
10/31/13	9.95	.11	2.11	2.22	(.12)	(.11)	(.23)	11.94	22.89		620		1.15		1.05		1.44		1.02
10/31/12	9.10	.10	.91	1.01	(.11)	(.05)	(.16)	9.95	11.28		461		1.17		1.07		1.47		1.08
Class R-2E:
10/31/16	12.86	.08	.31	.39	(.11)	(.56)	(.67)	12.58	3.30		42		.81		.80		1.19		.66
10/31/15	13.17	.09	.14	.23	(.16)	(.38)	(.54)	12.86	1.76		1		.86		.76		1.15		.71
10/31/14[7,15]	13.22	.04	(.09)	(.05)	—	—	—	13.17	(.38)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.42	[9,11]	.29	[9,11]
Class R-3:
10/31/16	12.79	.13	.28	.41	(.07)	(.56)	(.63)	12.57	3.41		1,267		.71		.69		1.08		1.06
10/31/15	13.04	.14	.08	.22	(.09)	(.38)	(.47)	12.79	1.70		1,037		.77		.67		1.06		1.09
10/31/14	12.06	.13	1.08	1.21	(.13)	(.10)	(.23)	13.04	10.14		819		.79		.69		1.07		1.06
10/31/13	10.04	.15	2.14	2.29	(.16)	(.11)	(.27)	12.06	23.41		643		.79		.69		1.08		1.37
10/31/12	9.18	.14	.91	1.05	(.14)	(.05)	(.19)	10.04	11.68		450		.79		.69		1.09		1.43
Class R-4:
10/31/16	12.90	.17	.27	.44	(.10)	(.56)	(.66)	12.68	3.71		1,261		.39		.38		.77		1.35
10/31/15	13.15	.18	.08	.26	(.13)	(.38)	(.51)	12.90	2.02		852		.46		.36		.75		1.40
10/31/14	12.15	.18	1.08	1.26	(.16)	(.10)	(.26)	13.15	10.55		560		.47		.37		.75		1.40
10/31/13	10.11	.18	2.16	2.34	(.19)	(.11)	(.30)	12.15	23.83		417		.46		.36		.75		1.67
10/31/12	9.24	.17	.92	1.09	(.17)	(.05)	(.22)	10.11	12.10		276		.47		.37		.77		1.75
Class R-5E:
10/31/16[7,13]	12.96	.15	.27	.42	(.14)	(.56)	(.70)	12.68	3.53	[9]	69		.16	[10]	.16	[10]	.55	[10]	1.26	[10]

76	American Funds Target Date Retirement Series

2030 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$13.01	$.21	$.28	$.49	$(.14)	$(.56)	$(.70)	$12.80	4.02%	$527	.09%	.07%	.46%	1.65%
10/31/15	13.25	.22	.09	.31	(.17)	(.38)	(.55)	13.01	2.35	359	.16	.06	.45	1.67
10/31/14	12.24	.21	1.09	1.30	(.19)	(.10)	(.29)	13.25	10.82	249	.16	.06	.44	1.63
10/31/13	10.18	.22	2.17	2.39	(.22)	(.11)	(.33)	12.24	24.19	171	.16	.06	.45	1.96
10/31/12	9.30	.21	.92	1.13	(.20)	(.05)	(.25)	10.18	12.44	109	.17	.07	.47	2.16
Class R-6:
10/31/16	12.97	.22	.27	.49	(.14)	(.56)	(.70)	12.76	4.08	2,792	.03	.02	.41	1.73
10/31/15	13.21	.21	.10	.31	(.17)	(.38)	(.55)	12.97	2.39	1,527	.12	.02	.41	1.59
10/31/14	12.20	.20	1.11	1.31	(.20)	(.10)	(.30)	13.21	10.90	615	.12	.02	.40	1.53
10/31/13	10.15	.21	2.17	2.38	(.22)	(.11)	(.33)	12.20	24.21	151	.12	.02	.41	1.91
10/31/12	9.28	.19	.93	1.12	(.20)	(.05)	(.25)	10.15	12.41	68	.13	.03	.43	1.97

See page 86 for footnotes.

American Funds Target Date Retirement Series	77

Financial highlights (continued)

2025 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$12.40	$.18	$.27	$.45	$(.11)	$(.57)	$(.68)	$12.17	3.83%		$1,730		.38%		.37%		.74%		1.50%
10/31/15	12.64	.19	.01	.20	(.14)	(.30)	(.44)	12.40	1.61		1,442		.45		.35		.73		1.50
10/31/14	11.75	.17	.97	1.14	(.16)	(.09)	(.25)	12.64	9.85		1,183		.45		.35		.72		1.42
10/31/13	9.89	.18	1.96	2.14	(.19)	(.09)	(.28)	11.75	22.18		921		.46		.36		.74		1.69
10/31/12	9.09	.17	.86	1.03	(.18)	(.05)	(.23)	9.89	11.65		658		.47		.37		.76		1.80
Class B:
10/31/16	12.26	.09	.27	.36	—	(.57)	(.57)	12.05	3.10		—	[12]	1.16		1.14		1.51		.79
10/31/15	12.57	.09	.02	.11	(.12)	(.30)	(.42)	12.26	.85		—	[12]	1.20		1.10		1.48		.73
10/31/14[7,14]	11.99	.04	.54	.58	—	—	—	12.57	4.84	[9,11]	—	[12]	1.17	[10,11]	1.07	[10,11]	1.44	[10,11]	.45	[10,11]
Class C:
10/31/16	12.24	.08	.28	.36	(.06)	(.57)	(.63)	11.97	3.13		97		1.13		1.12		1.49		.71
10/31/15	12.57	.08	.02	.10	(.13)	(.30)	(.43)	12.24	.79		50		1.20		1.10		1.48		.64
10/31/14[7,14]	11.99	.03	.55	.58	—	—	—	12.57	4.84	[9]	12		1.21	[10]	1.11	[10]	1.48	[10]	.36	[10]
Class F-1:
10/31/16	12.36	.17	.27	.44	(.11)	(.57)	(.68)	12.12	3.83		12		.38		.37		.74		1.45
10/31/15	12.63	.18	.02	.20	(.17)	(.30)	(.47)	12.36	1.60		4		.48		.38		.76		1.43
10/31/14[7,14]	11.99	.09	.55	.64	—	—	—	12.63	5.34	[9]	1		.47	[10]	.37	[10]	.74	[10]	1.01	[10]
Class F-2:
10/31/16	12.41	.20	.28	.48	(.14)	(.57)	(.71)	12.18	4.10		24		.12		.11		.48		1.71
10/31/15	12.65	.22	.02	.24	(.18)	(.30)	(.48)	12.41	1.90		9		.21		.11		.49		1.75
10/31/14[7,14]	11.99	.13	.53	.66	—	—	—	12.65	5.50	[9]	—	[12]	.23	[10]	.13	[10]	.50	[10]	1.48	[10]
Class R-1:
10/31/16	12.17	.08	.27	.35	—	(.57)	(.57)	11.95	3.04		22		1.17		1.16		1.53		.69
10/31/15	12.42	.09	.01	.10	(.05)	(.30)	(.35)	12.17	.78		22		1.24		1.14		1.52		.73
10/31/14	11.55	.07	.96	1.03	(.07)	(.09)	(.16)	12.42	9.04		22		1.25		1.15		1.52		.62
10/31/13	9.74	.10	1.92	2.02	(.12)	(.09)	(.21)	11.55	21.14		17		1.26		1.16		1.54		.92
10/31/12	8.96	.09	.85	.94	(.11)	(.05)	(.16)	9.74	10.75		14		1.25		1.14		1.53		1.01
Class R-2:
10/31/16	12.15	.09	.26	.35	(.02)	(.57)	(.59)	11.91	3.09		913		1.13		1.11		1.48		.76
10/31/15	12.39	.10	.02	.12	(.06)	(.30)	(.36)	12.15	.95		826		1.14		1.04		1.42		.82
10/31/14	11.53	.09	.95	1.04	(.09)	(.09)	(.18)	12.39	9.11		744		1.17		1.07		1.44		.71
10/31/13	9.72	.11	1.92	2.03	(.13)	(.09)	(.22)	11.53	21.29		631		1.14		1.04		1.42		1.02
10/31/12	8.94	.10	.85	.95	(.12)	(.05)	(.17)	9.72	10.85		463		1.17		1.07		1.46		1.10
Class R-2E:
10/31/16	12.35	.10	.29	.39	(.12)	(.57)	(.69)	12.05	3.40		50		.81		.81		1.18		.81
10/31/15	12.64	.12	.06	.18	(.17)	(.30)	(.47)	12.35	1.44		—	[12]	.83		.73		1.11		.98
10/31/14[7,15]	12.69	.04	(.09)	(.05)	—	—	—	12.64	(.39)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.41	[9,11]	.30	[9,11]
Class R-3:
10/31/16	12.28	.14	.27	.41	(.07)	(.57)	(.64)	12.05	3.54		1,237		.71		.69		1.06		1.18
10/31/15	12.52	.15	.01	.16	(.10)	(.30)	(.40)	12.28	1.31		979		.78		.68		1.06		1.18
10/31/14	11.65	.13	.95	1.08	(.12)	(.09)	(.21)	12.52	9.45		815		.79		.69		1.06		1.08
10/31/13	9.81	.15	1.94	2.09	(.16)	(.09)	(.25)	11.65	21.83		662		.79		.69		1.07		1.37
10/31/12	9.03	.14	.84	.98	(.15)	(.05)	(.20)	9.81	11.16		465		.80		.70		1.09		1.45
Class R-4:
10/31/16	12.38	.18	.27	.45	(.11)	(.57)	(.68)	12.15	3.85		1,167		.39		.38		.75		1.47
10/31/15	12.62	.18	.02	.20	(.14)	(.30)	(.44)	12.38	1.62		775		.46		.36		.74		1.48
10/31/14	11.73	.17	.97	1.14	(.16)	(.09)	(.25)	12.62	9.87		517		.47		.37		.74		1.39
10/31/13	9.89	.18	1.94	2.12	(.19)	(.09)	(.28)	11.73	22.03		369		.47		.37		.75		1.68
10/31/12	9.09	.17	.86	1.03	(.18)	(.05)	(.23)	9.89	11.66		246		.47		.37		.76		1.78
Class R-5E:
10/31/16[7,13]	12.41	.17	.29	.46	(.14)	(.57)	(.71)	12.16	3.99	[9]	83		.16	[10]	.16	[10]	.53	[10]	1.45	[10]

78	American Funds Target Date Retirement Series

2025 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$12.49	$.21	$.28	$.49	$(.14)	$(.57)	$(.71)	$12.27	4.17%	$543	.09%	.07%	.44%	1.77%
10/31/15	12.72	.22	.02	.24	(.17)	(.30)	(.47)	12.49	1.95	354	.16	.06	.44	1.75
10/31/14	11.82	.20	.98	1.18	(.19)	(.09)	(.28)	12.72	10.16	243	.16	.06	.43	1.65
10/31/13	9.95	.21	1.97	2.18	(.22)	(.09)	(.31)	11.82	22.52	157	.16	.06	.44	1.96
10/31/12	9.15	.19	.86	1.05	(.20)	(.05)	(.25)	9.95	11.91	97	.17	.07	.46	2.05
Class R-6:
10/31/16	12.46	.22	.27	.49	(.14)	(.57)	(.71)	12.24	4.23	2,313	.03	.02	.39	1.87
10/31/15	12.70	.21	.03	.24	(.18)	(.30)	(.48)	12.46	1.92	1,382	.12	.02	.40	1.65
10/31/14	11.79	.20	.99	1.19	(.19)	(.09)	(.28)	12.70	10.31	454	.12	.02	.39	1.64
10/31/13	9.93	.21	1.96	2.17	(.22)	(.09)	(.31)	11.79	22.51	119	.12	.02	.40	1.91
10/31/12	9.13	.18	.88	1.06	(.21)	(.05)	(.26)	9.93	11.98	51	.13	.03	.42	1.94

See page 86 for footnotes.

American Funds Target Date Retirement Series	79

Financial highlights (continued)

2020 Fund

		Income (loss) from investment operations[1]				Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$11.68	$.19	$.25		$.44	$(.13)	$(.33)	$(.46)	$11.66	3.92%		$1,704		.38%		.37%		.72%		1.66%
10/31/15	11.90	.19	—	[6]	.19	(.14)	(.27)	(.41)	11.68	1.64		1,485		.46		.36		.71		1.60
10/31/14	11.18	.18	.81		.99	(.17)	(.10)	(.27)	11.90	8.93		1,292		.45		.35		.70		1.58
10/31/13	9.81	.18	1.48		1.66	(.20)	(.09)	(.29)	11.18	17.38		1,042		.47		.37		.73		1.78
10/31/12	9.15	.18	.74		.92	(.21)	(.05)	(.26)	9.81	10.35		805		.47		.37		.74		1.96
Class B:
10/31/16	11.57	.11	.24		.35	(.03)	(.33)	(.36)	11.56	3.13		—	[12]	1.15		1.13		1.48		.95
10/31/15	11.84	.10	—	[6]	.10	(.10)	(.27)	(.37)	11.57	.83		1		1.22		1.12		1.47		.85
10/31/14[7,14]	11.29	.05	.50		.55	—	—	—	11.84	4.87	[9]	—	[12]	1.20	[10]	1.10	[10]	1.45	[10]	.64	[10]
Class C:
10/31/16	11.54	.10	.25		.35	(.08)	(.33)	(.41)	11.48	3.18		84		1.13		1.12		1.47		.88
10/31/15	11.84	.09	.01		.10	(.13)	(.27)	(.40)	11.54	.84		48		1.21		1.11		1.46		.77
10/31/14[7,14]	11.29	.05	.50		.55	—	—	—	11.84	4.87	[9]	14		1.21	[10]	1.11	[10]	1.46	[10]	.58	[10]
Class F-1:
10/31/16	11.65	.19	.25		.44	(.14)	(.33)	(.47)	11.62	3.94		13		.39		.38		.73		1.64
10/31/15	11.90	.18	.01		.19	(.17)	(.27)	(.44)	11.65	1.60		7		.48		.38		.73		1.51
10/31/14[7,14]	11.29	.12	.49		.61	—	—	—	11.90	5.40	[9]	2		.47	[10]	.37	[10]	.72	[10]	1.45	[10]
Class F-2:
10/31/16	11.69	.21	.26		.47	(.16)	(.33)	(.49)	11.67	4.23		22		.12		.11		.46		1.86
10/31/15	11.92	.21	.01		.22	(.18)	(.27)	(.45)	11.69	1.84		5		.22		.12		.47		1.77
10/31/14[7,14]	11.29	.13	.50		.63	—	—	—	11.92	5.58	[9]	1		.23	[10]	.13	[10]	.48	[10]	1.62	[10]
Class R-1:
10/31/16	11.48	.10	.25		.35	(.04)	(.33)	(.37)	11.46	3.14		20		1.17		1.16		1.51		.86
10/31/15	11.70	.09	.01		.10	(.05)	(.27)	(.32)	11.48	.80		20		1.24		1.14		1.49		.82
10/31/14	11.00	.09	.79		.88	(.08)	(.10)	(.18)	11.70	8.09		19		1.25		1.15		1.50		.81
10/31/13	9.64	.10	1.47		1.57	(.12)	(.09)	(.21)	11.00	16.55		18		1.25		1.15		1.51		1.02
10/31/12	9.00	.11	.72		.83	(.14)	(.05)	(.19)	9.64	9.49		16		1.25		1.14		1.51		1.20
Class R-2:
10/31/16	11.46	.10	.25		.35	(.05)	(.33)	(.38)	11.43	3.19		733		1.13		1.12		1.47		.92
10/31/15	11.69	.11	—	[6]	.11	(.07)	(.27)	(.34)	11.46	.89		699		1.14		1.04		1.39		.93
10/31/14	10.99	.10	.80		.90	(.10)	(.10)	(.20)	11.69	8.24		664		1.16		1.06		1.41		.88
10/31/13	9.65	.11	1.46		1.57	(.14)	(.09)	(.23)	10.99	16.59		572		1.14		1.04		1.40		1.11
10/31/12	9.01	.12	.72		.84	(.15)	(.05)	(.20)	9.65	9.52		448		1.17		1.07		1.44		1.26
Class R-2E:
10/31/16	11.63	.11	.29		.40	(.15)	(.33)	(.48)	11.55	3.57		43		.81		.80		1.15		.96
10/31/15	11.90	.11	.06		.17	(.17)	(.27)	(.44)	11.63	1.45		1		.85		.75		1.10		.93
10/31/14[7,15]	11.93	.04	(.07)		(.03)	—	—	—	11.90	(.25)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.39	[9,11]	.33	[9,11]
Class R-3:
10/31/16	11.58	.15	.25		.40	(.10)	(.33)	(.43)	11.55	3.56		1,148		.71		.69		1.04		1.34
10/31/15	11.80	.15	.01		.16	(.11)	(.27)	(.38)	11.58	1.34		982		.77		.67		1.02		1.29
10/31/14	11.09	.14	.80		.94	(.13)	(.10)	(.23)	11.80	8.60		831		.79		.69		1.04		1.26
10/31/13	9.74	.15	1.46		1.61	(.17)	(.09)	(.26)	11.09	16.97		692		.79		.69		1.05		1.47
10/31/12	9.08	.15	.74		.89	(.18)	(.05)	(.23)	9.74	10.08		530		.79		.69		1.06		1.63
Class R-4:
10/31/16	11.67	.19	.25		.44	(.13)	(.33)	(.46)	11.65	3.96		1,173		.39		.38		.73		1.63
10/31/15	11.89	.19	.01		.20	(.15)	(.27)	(.42)	11.67	1.66		865		.46		.36		.71		1.60
10/31/14	11.17	.18	.81		.99	(.17)	(.10)	(.27)	11.89	8.96		587		.47		.37		.72		1.58
10/31/13	9.81	.18	1.47		1.65	(.20)	(.09)	(.29)	11.17	17.30		449		.47		.37		.73		1.78
10/31/12	9.15	.18	.74		.92	(.21)	(.05)	(.26)	9.81	10.35		324		.47		.37		.74		1.94
Class R-5E:
10/31/16[7,13]	11.67	.18	.29		.47	(.17)	(.33)	(.50)	11.64	4.19	[9]	85		.16	[10]	.16	[10]	.51	[10]	1.64	[10]

80	American Funds Target Date Retirement Series

2020 Fund

		Income (loss) from investment operations[1]				Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$11.76	$.22	$.26		$.48	$(.16)	$(.33)	$(.49)	$11.75	4.29%	$474	.09%	.07%	.42%	1.92%
10/31/15	11.99	.22	—	[6]	.22	(.18)	(.27)	(.45)	11.76	1.83	343	.17	.07	.42	1.85
10/31/14	11.25	.21	.83		1.04	(.20)	(.10)	(.30)	11.99	9.36	238	.16	.06	.41	1.83
10/31/13	9.87	.22	1.48		1.70	(.23)	(.09)	(.32)	11.25	17.73	158	.16	.06	.42	2.08
10/31/12	9.20	.22	.73		.95	(.23)	(.05)	(.28)	9.87	10.73	116	.17	.07	.44	2.28
Class R-6:
10/31/16	11.74	.23	.25		.48	(.17)	(.33)	(.50)	11.72	4.26	2,360	.03	.02	.37	2.02
10/31/15	11.96	.21	.02		.23	(.18)	(.27)	(.45)	11.74	1.96	1,522	.12	.02	.37	1.80
10/31/14	11.23	.21	.82		1.03	(.20)	(.10)	(.30)	11.96	9.33	584	.12	.02	.37	1.77
10/31/13	9.85	.21	1.49		1.70	(.23)	(.09)	(.32)	11.23	17.81	143	.12	.02	.38	2.05
10/31/12	9.18	.21	.75		.96	(.24)	(.05)	(.29)	9.85	10.80	66	.12	.02	.39	2.18

See page 86 for footnotes.

American Funds Target Date Retirement Series	81

Financial highlights (continued)

2015 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$11.07	$.22	$.24	$.46	$(.13)	$(.45)	$(.58)	$10.95	4.40%		$978		.38%		.37%		.70%		2.02%
10/31/15	11.40	.22	(.12)	.10	(.16)	(.27)	(.43)	11.07	.88		912		.47		.37		.71		2.00
10/31/14	10.89	.19	.70	.89	(.18)	(.20)	(.38)	11.40	8.32		865		.47		.37		.70		1.72
10/31/13	9.86	.19	1.21	1.40	(.21)	(.16)	(.37)	10.89	14.67		728		.46		.36		.69		1.82
10/31/12	9.31	.19	.67	.86	(.22)	(.09)	(.31)	9.86	9.54		622		.49		.39		.73		2.04
Class B:
10/31/16	10.97	.15	.24	.39	(.06)	(.45)	(.51)	10.85	3.74	[11]	—	[12]	1.01	[11]	.99	[11]	1.32	[11]	1.42	[11]
10/31/15	11.36	.15	(.12)	.03	(.15)	(.27)	(.42)	10.97	.28	[11]	—	[12]	1.10	[11]	1.00	[11]	1.34	[11]	1.35	[11]
10/31/14[7,14]	10.83	.09	.44	.53	—	—	—	11.36	4.89	[9,11]	—	[12]	1.04	[10,11]	.94	[10,11]	1.27	[10,11]	1.18	[10,11]
Class C:
10/31/16	10.95	.13	.24	.37	(.08)	(.45)	(.53)	10.79	3.59		40		1.14		1.13		1.46		1.26
10/31/15	11.35	.13	(.12)	.01	(.14)	(.27)	(.41)	10.95	.15		28		1.21		1.11		1.45		1.23
10/31/14[7,14]	10.83	.06	.46	.52	—	—	—	11.35	4.80	[9]	9		1.21	[10]	1.11	[10]	1.44	[10]	.83	[10]
Class F-1:
10/31/16	11.05	.21	.24	.45	(.14)	(.45)	(.59)	10.91	4.38		6		.39		.38		.71		1.97
10/31/15	11.40	.22	(.12)	.10	(.18)	(.27)	(.45)	11.05	.90		2		.48		.38		.72		1.97
10/31/14[7,14]	10.83	.12	.45	.57	—	—	—	11.40	5.26	[9]	1		.47	[10]	.37	[10]	.70	[10]	1.55	[10]
Class F-2:
10/31/16	11.09	.24	.24	.48	(.16)	(.45)	(.61)	10.96	4.62		12		.12		.11		.44		2.23
10/31/15	11.42	.25	(.12)	.13	(.19)	(.27)	(.46)	11.09	1.17		3		.22		.12		.46		2.24
10/31/14[7,14]	10.83	.13	.46	.59	—	—	—	11.42	5.45	[9]	1		.23	[10]	.13	[10]	.46	[10]	1.72	[10]
Class R-1:
10/31/16	10.85	.13	.23	.36	(.03)	(.45)	(.48)	10.73	3.50		13		1.18		1.16		1.49		1.23
10/31/15	11.18	.13	(.12)	.01	(.07)	(.27)	(.34)	10.85	.15		12		1.25		1.15		1.49		1.23
10/31/14	10.68	.10	.69	.79	(.09)	(.20)	(.29)	11.18	7.54		14		1.24		1.14		1.47		.96
10/31/13	9.68	.10	1.19	1.29	(.13)	(.16)	(.29)	10.68	13.72		13		1.25		1.15		1.48		1.04
10/31/12	9.15	.12	.66	.78	(.16)	(.09)	(.25)	9.68	8.67		12		1.25		1.14		1.48		1.30
Class R-2:
10/31/16	10.87	.13	.24	.37	(.05)	(.45)	(.50)	10.74	3.61		322		1.14		1.12		1.45		1.27
10/31/15	11.20	.15	(.13)	.02	(.08)	(.27)	(.35)	10.87	.17		336		1.14		1.04		1.38		1.33
10/31/14	10.70	.11	.70	.81	(.11)	(.20)	(.31)	11.20	7.65		357		1.16		1.06		1.39		1.04
10/31/13	9.70	.11	1.19	1.30	(.14)	(.16)	(.30)	10.70	13.82		348		1.14		1.04		1.37		1.14
10/31/12	9.16	.13	.66	.79	(.16)	(.09)	(.25)	9.70	8.84		309		1.17		1.07		1.41		1.35
Class R-2E:
10/31/16	11.04	.16	.25	.41	(.16)	(.45)	(.61)	10.84	3.97		26		.81		.81		1.14		1.49
10/31/15	11.41	.18	(.10)	.08	(.18)	(.27)	(.45)	11.04	.78		—	[12]	.81		.71		1.05		1.61
10/31/14[7,15]	11.42	.04	(.05)	(.01)	—	—	—	11.41	(.09)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.37	[9,11]	.37	[9,11]
Class R-3:
10/31/16	10.98	.18	.24	.42	(.09)	(.45)	(.54)	10.86	4.10		513		.71		.70		1.03		1.69
10/31/15	11.31	.19	(.13)	.06	(.12)	(.27)	(.39)	10.98	.57		481		.78		.68		1.02		1.70
10/31/14	10.80	.15	.70	.85	(.14)	(.20)	(.34)	11.31	8.06		485		.79		.69		1.02		1.41
10/31/13	9.79	.15	1.20	1.35	(.18)	(.16)	(.34)	10.80	14.21		438		.79		.69		1.02		1.49
10/31/12	9.25	.16	.66	.82	(.19)	(.09)	(.28)	9.79	9.15		376		.80		.70		1.04		1.73
Class R-4:
10/31/16	11.06	.21	.25	.46	(.13)	(.45)	(.58)	10.94	4.44		425		.39		.38		.71		2.00
10/31/15	11.40	.22	(.13)	.09	(.16)	(.27)	(.43)	11.06	.82		338		.47		.37		.71		2.01
10/31/14	10.88	.19	.71	.90	(.18)	(.20)	(.38)	11.40	8.43		272		.47		.37		.70		1.72
10/31/13	9.86	.18	1.21	1.39	(.21)	(.16)	(.37)	10.88	14.59		217		.47		.37		.70		1.81
10/31/12	9.31	.19	.67	.86	(.22)	(.09)	(.31)	9.86	9.56		182		.47		.37		.71		2.05
Class R-5E:
10/31/16[7,13]	11.04	.21	.29	.50	(.16)	(.45)	(.61)	10.93	4.87	[9]	29		.16	[10]	.16	[10]	.49	[10]	2.01	[10]

82	American Funds Target Date Retirement Series

2015 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$11.15	$.25	$.24	$.49	$(.16)	$(.45)	$(.61)	$11.03	4.70%	$181	.09%	.07%	.40%	2.28%
10/31/15	11.48	.26	(.13)	.13	(.19)	(.27)	(.46)	11.15	1.17	141	.17	.07	.41	2.29
10/31/14	10.95	.22	.72	.94	(.21)	(.20)	(.41)	11.48	8.76	126	.16	.06	.39	1.98
10/31/13	9.92	.21	1.22	1.43	(.24)	(.16)	(.40)	10.95	14.94	97	.17	.07	.40	2.09
10/31/12	9.37	.22	.67	.89	(.25)	(.09)	(.34)	9.92	9.82	74	.17	.07	.41	2.30
Class R-6:
10/31/16	11.12	.26	.23	.49	(.16)	(.45)	(.61)	11.00	4.77	850	.03	.02	.35	2.38
10/31/15	11.45	.25	(.12)	.13	(.19)	(.27)	(.46)	11.12	1.22	627	.12	.02	.36	2.22
10/31/14	10.92	.22	.72	.94	(.21)	(.20)	(.41)	11.45	8.83	273	.12	.02	.35	1.99
10/31/13	9.90	.21	1.21	1.42	(.24)	(.16)	(.40)	10.92	14.92	73	.12	.02	.35	2.09
10/31/12	9.34	.22	.69	.91	(.26)	(.09)	(.35)	9.90	10.01	34	.13	.03	.37	2.28

See page 86 for footnotes.

American Funds Target Date Retirement Series	83

Financial highlights (continued)

2010 Fund

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments[4]		expenses to average net assets after waivers/ reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class A:
10/31/16	$10.36	$.21	$.22	$.43	$(.14)	$(.31)	$(.45)	$10.34	4.38%		$573		.39%		.38%		.71%		2.11%
10/31/15	10.76	.23	(.15)	.08	(.16)	(.32)	(.48)	10.36	.70		576		.46		.36		.69		2.20
10/31/14	10.51	.21	.58	.79	(.22)	(.32)	(.54)	10.76	7.82		592		.47		.37		.70		2.02
10/31/13	9.77	.22	.89	1.11	(.25)	(.12)	(.37)	10.51	11.77		542		.48		.38		.70		2.24
10/31/12	9.37	.24	.60	.84	(.28)	(.16)	(.44)	9.77	9.33		511		.49		.39		.72		2.56
Class B:
10/31/16	10.27	.12	.25	.37	—	(.31)	(.31)	10.33	3.76	[11]	—	[12]	1.05	[11]	1.01	[11]	1.34	[11]	1.24	[11]
10/31/15	10.71	.15	(.15)	—	(.12)	(.32)	(.44)	10.27	(.03)[11]		—	[12]	1.17	[11]	1.07	[11]	1.40	[11]	1.47	[11]
10/31/14[7,14]	10.22	.07	.42	.49	—	—	—	10.71	4.79	[9,11]	—	[12]	1.17	[10,11]	1.07	[10,11]	1.40	[10,11]	.93	[10,11]
Class C:
10/31/16	10.23	.13	.22	.35	(.08)	(.31)	(.39)	10.19	3.66		22		1.14		1.13		1.46		1.34
10/31/15	10.71	.14	(.15)	(.01)	(.15)	(.32)	(.47)	10.23	(.14)		14		1.22		1.12		1.45		1.40
10/31/14[7,14]	10.22	.08	.41	.49	—	—	—	10.71	4.79	[9]	6		1.21	[10]	1.11	[10]	1.44	[10]	1.04	[10]
Class F-1:
10/31/16	10.35	.21	.21	.42	(.15)	(.31)	(.46)	10.31	4.30		3		.39		.38		.71		2.04
10/31/15	10.76	.21	(.14)	.07	(.16)	(.32)	(.48)	10.35	.68		1		.48		.38		.71		2.06
10/31/14[7,14]	10.22	.11	.43	.54	—	—	—	10.76	5.28	[9]	1		.47	[10]	.37	[10]	.70	[10]	1.56	[10]
Class F-2:
10/31/16	10.37	.24	.22	.46	(.17)	(.31)	(.48)	10.35	4.69		5		.13		.12		.45		2.35
10/31/15	10.78	.26	(.16)	.10	(.19)	(.32)	(.51)	10.37	.89		2		.23		.13		.46		2.52
10/31/14[7,14]	10.22	.14	.42	.56	—	—	—	10.78	5.48	[9]	1		.23	[10]	.13	[10]	.46	[10]	1.93	[10]
Class R-1:
10/31/16	10.25	.13	.22	.35	(.06)	(.31)	(.37)	10.23	3.58		5		1.18		1.17		1.50		1.30
10/31/15	10.66	.14	(.15)	(.01)	(.08)	(.32)	(.40)	10.25	(.10)		4		1.25		1.15		1.48		1.40
10/31/14	10.43	.13	.57	.70	(.15)	(.32)	(.47)	10.66	6.91		5		1.25		1.15		1.48		1.23
10/31/13	9.68	.14	.89	1.03	(.16)	(.12)	(.28)	10.43	11.00		4		1.26		1.16		1.48		1.44
10/31/12	9.29	.17	.59	.76	(.21)	(.16)	(.37)	9.68	8.48		4		1.25		1.14		1.47		1.82
Class R-2:
10/31/16	10.19	.14	.21	.35	(.06)	(.31)	(.37)	10.17	3.66		130		1.14		1.12		1.45		1.38
10/31/15	10.60	.16	(.17)	(.01)	(.08)	(.32)	(.40)	10.19	(.10)		135		1.15		1.05		1.38		1.51
10/31/14	10.36	.14	.57	.71	(.15)	(.32)	(.47)	10.60	7.13		149		1.17		1.07		1.40		1.34
10/31/13	9.63	.15	.88	1.03	(.18)	(.12)	(.30)	10.36	11.08		144		1.15		1.05		1.37		1.57
10/31/12	9.25	.18	.58	.76	(.22)	(.16)	(.38)	9.63	8.45		135		1.18		1.08		1.41		1.89
Class R-2E:
10/31/16	10.33	.15	.23	.38	(.17)	(.31)	(.48)	10.23	3.92		16		.81		.81		1.14		1.52
10/31/15	10.77	.19	(.13)	.06	(.18)	(.32)	(.50)	10.33	.58		—	[12]	.78		.68		1.01		1.81
10/31/14[7,15]	10.78	.04	(.05)	(.01)	—	—	—	10.77	(.09)[9,11]		—	[12]	.06	[9,11]	.04	[9,11]	.37	[9,11]	.42	[9,11]
Class R-3:
10/31/16	10.29	.18	.21	.39	(.11)	(.31)	(.42)	10.26	3.99		262		.72		.70		1.03		1.79
10/31/15	10.69	.19	(.15)	.04	(.12)	(.32)	(.44)	10.29	.38		223		.79		.69		1.02		1.86
10/31/14	10.45	.18	.57	.75	(.19)	(.32)	(.51)	10.69	7.44		205		.79		.69		1.02		1.70
10/31/13	9.71	.19	.89	1.08	(.22)	(.12)	(.34)	10.45	11.47		197		.79		.69		1.01		1.93
10/31/12	9.32	.21	.59	.80	(.25)	(.16)	(.41)	9.71	8.90		178		.80		.70		1.03		2.25
Class R-4:
10/31/16	10.35	.21	.21	.42	(.14)	(.31)	(.45)	10.32	4.34		303		.40		.38		.71		2.09
10/31/15	10.76	.23	(.16)	.07	(.16)	(.32)	(.48)	10.35	.63		236		.47		.37		.70		2.19
10/31/14	10.51	.21	.58	.79	(.22)	(.32)	(.54)	10.76	7.84		170		.47		.37		.70		2.02
10/31/13	9.77	.22	.89	1.11	(.25)	(.12)	(.37)	10.51	11.79		138		.47		.37		.69		2.24
10/31/12	9.37	.24	.60	.84	(.28)	(.16)	(.44)	9.77	9.34		114		.47		.37		.70		2.57
Class R-5E:
10/31/16[7,13]	10.32	.21	.27	.48	(.17)	(.31)	(.48)	10.32	4.97	[9]	33		.17	[10]	.17	[10]	.50	[10]	2.12	[10]

84	American Funds Target Date Retirement Series

2010 Fund

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of	Ratio of
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments[4]	expenses to average net assets after waivers/ reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income to average net assets[3]
Class R-5:
10/31/16	$10.43	$.24	$.22	$.46	$(.17)	$(.31)	$(.48)	$10.41	4.67%	$119	.09%	.08%	.41%	2.38%
10/31/15	10.83	.26	(.15)	.11	(.19)	(.32)	(.51)	10.43	1.01	88	.18	.08	.41	2.45
10/31/14	10.58	.23	.59	.82	(.25)	(.32)	(.57)	10.83	8.11	71	.17	.07	.40	2.22
10/31/13	9.83	.25	.90	1.15	(.28)	(.12)	(.40)	10.58	12.15	43	.17	.07	.39	2.48
10/31/12	9.43	.27	.60	.87	(.31)	(.16)	(.47)	9.83	9.60	46	.17	.07	.40	2.89
Class R-6:
10/31/16	10.40	.26	.20	.46	(.17)	(.31)	(.48)	10.38	4.75	571	.04	.02	.35	2.51
10/31/15	10.81	.24	(.14)	.10	(.19)	(.32)	(.51)	10.40	.95	490	.13	.03	.36	2.33
10/31/14	10.56	.23	.60	.83	(.26)	(.32)	(.58)	10.81	8.18	163	.12	.02	.35	2.22
10/31/13	9.81	.25	.90	1.15	(.28)	(.12)	(.40)	10.56	12.21	41	.12	.02	.34	2.53
10/31/12	9.41	.27	.60	.87	(.31)	(.16)	(.47)	9.81	9.68	19	.13	.03	.36	2.86

See page 86 for footnotes.

American Funds Target Date Retirement Series	85

Financial highlights (continued)

	Period ended October 31
Portfolio turnover rate for all share classes	2016	2015	2014	2013	2012
2060 Fund	12%	20%[7,8,9]
2055 Fund	3	6	2%	6%	10%
2050 Fund	2	6	1	2	3
2045 Fund	3	5	1	2	3
2040 Fund	2	5	1	2	2
2035 Fund	3	5	1	2	3
2030 Fund	3	6	2	2	4
2025 Fund	5	9	3	2	3
2020 Fund	5	8	4	3	4
2015 Fund	8	15	6	7	8
2010 Fund	14	19	17	18	10

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. During some of the periods shown, CRMC reimbursed other fees and expenses during the funds’ startup period and paid a portion of the funds’ administrative services fees for certain retirement plan share classes.
[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See Expense Example for further information regarding fees and expenses.
[6]	Amount less than $.01.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	For the period March 27, 2015, commencement of operations, through October 31, 2015.
[9]	Not annualized.
[10]	Annualized.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	Amount less than $1 million.
[13]	Class R-5E shares were offered beginning November 20, 2015.
[14]	Class B, C, F-1 and F-2 shares were offered beginning February 21, 2014.
[15]	Class R-2E shares were offered beginning August 29, 2014.

See Notes to Financial Statements

86	American Funds Target Date Retirement Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the American Funds Target Date Retirement Series:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of the American Funds Target Date Retirement Series comprising the American Funds 2060 Target Date Retirement Fund, American Funds 2055 Target Date Retirement Fund, American Funds 2050 Target Date Retirement Fund, American Funds 2045 Target Date Retirement Fund, American Funds 2040 Target Date Retirement Fund, American Funds 2035 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund and American Funds 2010 Target Date Retirement Fund (the “Series”), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the American Funds 2060 Target Date Retirement Fund, for the year ended October 31, 2016 and the period March 27, 2015 (commencement of operations) through October 31, 2015) and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2016, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the American Funds Target Date Retirement Series as of October 31, 2016, the results of their operations for the year then ended October 31, 2016, the changes in their net assets for each of the two years in the period then ended (as to the American Funds 2060 Target Date Retirement Fund, for the year ended October 31, 2016 and the period March 27, 2015 (commencement of operations) through October 31, 2015), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

December 8, 2016

American Funds Target Date Retirement Series

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-21981 and 1933 Act No. 333-138648)

(a-1)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 8 filed 12/30/10); Certificate of Establishment and Designation of Class R-2E Shares – previously filed (see P/E Amendment No. 16 filed 8/28/14); Amended and Restated Agreement and Declaration of Trust dated 9/17/14 – previously filed (see P/E Amendment No. 19 filed 12/31/14); Certificate of Establishment and Designation of Class R-5E Shares dated 9/2/15 – previously filed (see P/E Amendment No. 21 filed 10/30/15); and Certificate of Establishment and Designation of Class F-3 Shares dated 9/14/16 – previously filed (see P/E Amendment No. 25 filed 12/29/16)

(a-2)	Certificate of Establishment and Designation of Class T Shares dated 12/5/16

(b)	By-laws – By-laws – previously filed (see P/E Amendment No. 8 filed 12/30/10)

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement effective 2/1/16 – previously filed (see P/E Amendment No. 25 filed 12/29/16)

(e-1)	Underwriting Contracts – Form of Selling Group Agreement – previously filed (see P/E Amendment No. 25 filed 12/29/16); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 25 filed 12/29/16); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 25 filed 12/29/16); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 25 filed 12/29/16)

(e-2)	Form of Amended and Restated Principal Underwriting Agreement effective 4/7/17

(f)	Bonus or Profit Sharing Contracts – Form of Deferred Compensation Plan effective 1/1/14 – previously filed (see P/E Amendment No. 23 filed 12/31/15)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 8 filed 12/30/10); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 21 filed 10/30/15)

(h-1)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 8 filed 12/30/10); and Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 8 filed 12/30/10)

(h-2)	Form of Amended and Restated Shareholder Services Agreement effective 4/7/17; and Form of Amended and Restated Administrative Services Agreement effective 4/7/17

(i-1)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 8 filed 12/30/10; P/E Amendment No. 14 filed 12/31/13; P/E Amendment No. 16 filed 8/28/14; P/E Amendment No. 19 filed 12/31/14; P/E Amendment No. 21 filed 10/30/15; and P/E Amendment No. 25 filed 12/29/16)

(i-2)	Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted Financial Statements – None

(l)	Initial Capital Agreements – Investment Letter for American Funds 2055 Target Date Fund – previously filed (see P/E Amendment No. 8 filed 12/30/10); other series’ Funds – previously filed (see Pre-effective filed 1/22/07)

(m-1)	Rule 12b-1 Plan – Plans of Distribution for Class A, R-1, R-2, R-3 and R-4 shares dated 1/1/11 – previously filed (see P/E Amendment No. 8 filed 12/30/10); Plans of Distribution for Class B, C and F-1 shares dated 1/1/14 – previously filed (see P/E Amendment No. 14 filed 12/31/13); Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 16 filed 8/28/14); and Plans of Distribution relating to Class A and B shares dated 1/1/15 – previously filed (see P/E Amendment No. 19 filed 12/31/14)

(m-2)	Form of Plan of Distribution for Class T Shares dated 4/7/17

(n)	Rule 18f-3 Plan – Form of Amended and Restated Multiple Class Plan effective 4/7/17

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated October 2016 and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment

Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
LAO	C. Thomas Akin II	Regional Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None
LAO	William C. Anderson	Senior Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Michel L. Bergesen	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None

LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William P. Brady	Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Kevin G. Broulette	Assistant Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer A. Bruce	Assistant Vice President	None
LAO	Gary D. Bryce	Vice President	None
IRV	Eileen K. Buckner	Assistant Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None

LAO	Kelly V. Campbell	Vice President	None
LAO	Anthon S. Cannon III	Assistant Vice President	None
LAO	Jason S. Carlough	Regional Vice President	None
LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Regional Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Craig L. Castner	Regional Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Kent W. Chan	Vice President	None
LAO	Becky C. Chao	Vice President	None
LAO	David D. Charlton	Senior Vice President	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Daniel A. Chodosch	Regional Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Assistant Vice President	None

LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Kevin G. Clifford	Director, Chairman and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Hannah L. Coan	Vice President	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Brian M. Daniels	Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None

LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President	None
LAO	Thomas L. Donham	Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
SNO	Bryan K. Dunham	Assistant Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None
LAO	Damian Eckstein	Regional Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	James M. Ferrauilo	Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	Kevin H. Folks	Regional Vice President	None
LAO	David R. Ford	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Vanda S. Freesman	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None

LAO	Eric M. Grey	Senior Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
IRV	DeAnn C. Haley	Vice President	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Brandon S. Hansen	Regional Vice President	None
LAO	Derek S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President	None

LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Regional Vice President	None
LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	James A. Humpherson Mollett	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas J. Joyce	Vice President	None

LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Regional Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Layla S. Kim	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	James M. Kreider	Vice President	None
IRV	Theresa A. Kristiansen	Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	Vice President
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Regional Vice President	None
SNO	Sandra A. Lass	Assistant Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None

LAO	Matthew N. Leeper	Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Sirish S. Mani	Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Regional Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None

LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and President; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Regional Vice President	None

LAO	Rodney Dean Parker II	Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Assistant Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	John Pinto	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Carl S. Platou	Senior Vice President	None
SNO	Andrew H. Plummer	Assistant Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
LAO	Leah K. Porter	Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Abbas Qasim	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None

IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Christopher J. Richardson	Regional Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None
LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Tracy M. Roth	Assistant Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Assistant Vice President	None

LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
LAO	Matthew T. Smith	Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Jason M. Snow	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
IRV	Todd O. Stucke	Assistant Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None

LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Assistant Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Regional Vice President	None
LAO	Michael R. Van Wyk	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	Spilios Venetsanopoulos	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
LAO	Brian M. Walsh	Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
IND	Kristen M. Weaver	Assistant Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None
LAO	N. Dexter Williams	Senior Vice President	None
LAO	Steven Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618;12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 6th day of April, 2017.

American Funds Target Date Retirement Series

By: /s/ Michael J. Downer

(Michael J. Downer, President and Trustee)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 6, 2017, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ Michael J. Downer Michael J. Downer	President and Trustee

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Gregory F. Niland Gregory F. Niland	Treasurer

(3)	Trustees:

	William H. Baribault*	Trustee

	/s/ Michael J. Downer Michael J. Downer	President and Trustee

	James G. Ellis*	Trustee
	Leonard R. Fuller*	Trustee
	R. Clark Hooper*	Chairman (Independent and Non-Executive)
	Merit E. Janow*	Trustee
	Laurel B. Mitchell*	Trustee
	Frank M. Sanchez*	Trustee
	John H. Smet*	Vice Chairman of the Board
	Margaret Spellings*	Trustee
	Steadman Upham*	Trustee
*By: /s/ Steven I. Koszalka
(Steven I. Koszalka, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Liliane Corzo

(Liliane Corzo, Counsel)

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, James G. Ellis, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ James G. Ellis

James G. Ellis, Board member

POWER OF ATTORNEY

I, Leonard R. Fuller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Leonard R. Fuller

Leonard R. Fuller, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Laurel B. Mitchell, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Laurel B. Mitchell

Laurel B. Mitchell, Board member

POWER OF ATTORNEY

I, Frank M. Sanchez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Frank M. Sanchez

Frank M. Sanchez, Board member

POWER OF ATTORNEY

I, John H. Smet, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ John H. Smet

John H. Smet, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Steadman Upham, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Steadman Upham

Steadman Upham, Board member